                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [ ]  Confidential, For Use of the
                                              Commission Only
                                              (as permitted Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              Brenton Banks, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         Common stock, par value $2.50 per share, of Brenton Banks, Inc. ("Brenton")
         Common stock, par value $20 per share, of Brenton Bank ("Brenton Bank")

         (2) Aggregate number of securities to which transaction applies:

         21,783,222 shares of Brenton common stock, representing the maximum number of shares of Brenton common stock expected to be received by Wells Fargo & Company ("Wells Fargo").
         13,239 shares of Brenton Bank common stock, representing the number of shares of Brenton Bank common stock outstanding other than shares held by Brenton.

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         The proposed maximum aggregate value of the transaction of $269,671,732 was calculated in accordance with Rule 0-11(a)(4) and (c) of the Securities Exchange Act of 1934, as amended, based on the sum of (i) the aggregate market value on September 5, 2000 of the shares of the common stock of Brenton expected to be received by Wells Fargo and (ii) the aggregate book value at August 31, 2000 of the shares of the common stock of Brenton Bank expected to be received by Wells Fargo other than shares held by Brenton. The aggregate market value of the shares of the Brenton common stock was calculated in accordance with Rule 0-11(a)(4) by multiplying (i) the average of the high and low sales prices of Brenton common stock as reported on Nasdaq on September 5, 2000 ($12.16) by (ii) 21,783,222, representing the maximum number of shares of Brenton common stock expected to be received by Wells Fargo. The aggregate book value of the shares of Brenton Bank common stock was calculated by multiplying (i) the book value per share of Brenton Bank common stock at August 31, 2000 ($361.64) by (ii) 13,239, representing the number of shares of Brenton Bank common stock outstanding other than shares held by Brenton.

         (4) Proposed maximum aggregate value of transaction:

         $269,671,732

         (5) Total fee paid:

         $53,934.35

[ ]  Fee paid previously with preliminary materials:

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:  $71,193.34
         (2) Form, Schedule or Registration Statement No.: Form S-4, file no. 333-45384
         (3)  Filing Party:  Wells Fargo & Company
         (4)  Date Filed:  September 8, 2000

                                  BRENTON

                  MERGER PROPOSED--YOUR VOTE IS VERY IMPORTANT

   The boards of directors of Brenton Banks, Inc. and Brenton's bank subsidiary, Brenton Bank, have approved the sale of the company and the bank to Wells Fargo & Company.


--------------------------------------   --------------------------------------

      Brenton Shareholders                   Brenton Bank Shareholders

    The sale of Brenton to Wells             The sale of Brenton Bank to
 Fargo requires the approval of           Wells Fargo requires the approval
 Brenton shareholders and will be         of Brenton Bank shareholders and
 voted on at a special meeting of         will be voted on at a special
 shareholders to be held:                 meeting of shareholders to be held:

   Thursday, November 30, 2000
                                            Thursday, November 30, 2000
     10:00 a.m., local time
                                              10:00 a.m., local time
          Hotel Savery
                                                   Hotel Savery
     4th and Locust Streets
                                              4th and Locust Streets
     Des Moines, Iowa 50309
                                              Des Moines, Iowa 50309

    If the sale is completed, Wells
 Fargo will exchange shares of its           If the sale is completed, Wells
 common stock for your shares of          Fargo will exchange shares of its
 Brenton common stock. The number of      common stock for your shares of
 Wells Fargo shares you will receive      Brenton Bank common stock. The
 depends on the average closing           number of Wells Fargo shares you
 price of Wells Fargo common stock        will receive depends on the average
 over a 15-trading day period before      closing price of Wells Fargo common
 the special meeting and the number       stock over a 15-trading day period
 of Brenton shares outstanding at         before the special meeting and the
 the time of the sale.                    number of Brenton Bank shares
                                          outstanding at the time of the sale
                                          other than shares held by Brenton.

    Had the special meeting been
 held on October 12, 2000, when the
 15-trading day average closing
 price of Wells Fargo was $46.15,
 you would have received about 0.272
 of a share of Wells Fargo common
 stock for each Brenton share you
 own. The actual share exchange
 ratio will not be known until the
 time of the sale. See page 37 for a
 more complete description of the
 formula that will determine the
 actual share exchange ratio.

                                             Had the special meeting been
                                          held on October 12, 2000, when the
                                          15-trading day average closing
                                          price of Wells Fargo was $46.15,
                                          you would have received about
                                          14.413 shares of Wells Fargo common
                                          stock for each Brenton Bank share
                                          you own. The actual share exchange
                                          ratio will not be known until the
                                          time of the sale. See page 37 for a
                                          more complete description of the
                                          formula that will determine the
                                          actual share exchange ratio.

    The sale of Brenton will be
 accomplished through the merger of
 a Wells Fargo subsidiary into
 Brenton. Brenton's board of
 directors recommends that you vote
 FOR the merger.

                                             The sale of Brenton Bank will be
                                          accomplished through the merger of
                                          a Wells Fargo bank subsidiary into
                                          Brenton Bank. Brenton Bank's board
                                          of directors recommends that you
                                          vote FOR the merger.

    Five members of the Brenton
 family have agreed to vote their
 Brenton shares in favor of the
 merger. These shares represent
 about 20% of the Brenton common
 stock entitled to vote at the
 meeting.

                                             Brenton has agreed to vote its
                                          Brenton Bank shares in favor of the
                                          merger. Brenton owns about 96% of
                                          the Brenton Bank common stock
                                          entitled to vote at the meeting and
                                          enough to approve the merger
--------------------------------------    without the vote of any other
                                          Brenton Bank shareholders.
                                         --------------------------------------


   After the mergers are completed, Brenton and Brenton Bank shareholders together will own less than one percent of the outstanding common stock of Wells Fargo. The mergers are expected to be generally tax free to you for U.S. federal income tax purposes except for taxes due on cash you receive instead of fractional shares or if you perfect your dissenters' appraisal rights.

   Wells Fargo common stock is listed on the New York and Chicago Stock Exchanges under the symbol "WFC." On October 12, 2000, Wells Fargo common stock closed at $42.75 a share. The price of Wells Fargo common stock will fluctuate, and it is impossible to predict the price at which Wells Fargo common stock will trade in the future.

   Whether or not you plan to attend a meeting, please complete and mail the enclosed proxy card. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted in favor of the Brenton merger or Brenton Bank merger, as the case may be. If you fail to return your proxy card, or if you fail to instruct your broker how to vote shares held for you in the broker's name, the effect will be the same as a vote against the merger.


       /s/ C. Robert Brenton
------------------------------------          /s/ Robert L. DeMeulenaere
                                           ------------------------------------
         C. Robert Brenton Chairman of the Board, Brenton Banks, Inc.
                                           Robert L. DeMeulenaere Chairman of
                                                the Board, Brenton Bank
                                --------------

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Wells Fargo common stock to be issued or determined if this document is truthful or complete. Any representation to the contrary is a criminal offense.

                                --------------

     Proxy Statement-Prospectus dated October 16, 2000, and first mailed to shareholders on or about October 23, 2000.

                             ADDITIONAL INFORMATION

   This document incorporates important business and financial information about Wells Fargo and Brenton that is not included in or delivered with this document. See "Where You Can Find More Information" on page 78 for a list of the documents that Wells Fargo and Brenton have incorporated into this document. The documents are available to you without charge upon written or oral request made as follows:

         Wells Fargo Documents:                    Brenton Documents:
   Corporate Secretary Wells Fargo &    Corporate Secretary Brenton Banks, Inc.
    Company MAC N9305-173 Sixth and       Capital Square 400 Locust Street Des
 Marquette Minneapolis, Minnesota 55479    Moines, Iowa 50309 (515) 237-5232
             (612) 667-8655

   To obtain documents in time for the special meetings, your request should be received by November 22, 2000.

                              BRENTON BANKS, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      To be held on November 30, 2000

To the Shareholders of Brenton Banks, Inc.:

   A special meeting of shareholders of Brenton Banks, Inc., an Iowa corporation, will be held on Thursday, November 30, 2000, at 10:00 a.m., Des Moines, Iowa time, at the Hotel Savery, 4th and Locust Streets, Des Moines, Iowa 50309. The purposes of the meeting are to:

  1. Vote on a proposal to approve the agreement and plan of reorganization, dated as of July 6, 2000, by and among Brenton, Brenton Bank, an Iowa banking association and subsidiary of Brenton, and Wells Fargo & Company, a Delaware corporation, and the form of a related agreement and plan of merger to be entered into by and between Brenton and Wells Fargo BBI Merger Co., a wholly-owned subsidiary of Wells Fargo, included as Exhibit A-1 to the agreement and plan of reorganization. The agreement and plan of reorganization, including Exhibit A-1, is referred to in this notice and elsewhere in this document as the merger agreement. Pursuant to the merger agreement, a wholly-owned subsidiary of Wells Fargo will merge with and into Brenton upon the terms and subject to the conditions set forth in the merger agreement, as more fully described in this document.

  2. Act on any other matters that may properly come before the meeting.

   Only Brenton shareholders of record on October 12, 2000 may vote at the special meeting or at any adjournment thereof. A list of shareholders of record who may vote at the meeting will be available during business hours for any Brenton shareholder to examine and copy for any purpose relevant to the meeting. The list will be available beginning two business days after notice of the meeting is given through adjournment of the meeting at the offices of Brenton, Suite 200, Capital Square, 400 Locust Street, Des Moines, Iowa 50309. The list will also be available during the meeting at the Hotel Savery, 4th and Locust Streets, Des Moines, Iowa 50309.

   As described later in this document, under Iowa law, Brenton shareholders are entitled in connection with the Brenton merger to assert dissenters' appraisal rights and receive in cash the fair value of their shares of Brenton common stock. A copy of the Iowa dissenters' appraisal rights statute is included in this document as Appendix D.

                                          By Order of the Board of Directors


                                          /s/ Steven T. Schuler
                                          Steven T. Schuler
                                          Corporate Secretary

October 16, 2000

 Please promptly complete, sign, date and return the enclosed proxy card whether or not you plan to attend the meeting. Failure to return a properly executed proxy or to vote at the meeting will have the same effect as a vote against the merger agreement and the Brenton merger. You may still vote in person at the meeting even if you have previously returned your proxy card.

                                  BRENTON BANK

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      To be held on November 30, 2000

To the Shareholders of Brenton Bank:

   A special meeting of shareholders of Brenton Bank, an Iowa banking association, will be held on Thursday, November 30, 2000, at 10:00 a.m., Des Moines, Iowa time, at the Hotel Savery, 4th and Locust Streets, Des Moines, Iowa 50309. The purposes of the meeting are to:

  1. Vote on a proposal to approve the agreement and plan of reorganization, dated as of July 6, 2000, by and among Brenton Bank, Brenton Banks, Inc. an Iowa corporation and parent bank holding company of Brenton Bank, and Wells Fargo & Company, a Delaware corporation, and the form of a related agreement and plan of merger to be entered into by and between Brenton Bank and Wells Fargo Interim Bank Brenton, a wholly-owned bank subsidiary of Wells Fargo, included as Exhibit A-2 to the agreement and plan of reorganization. The agreement and plan of reorganization, including Exhibit A-2, is referred to in this notice and elsewhere in this document as the merger agreement. Pursuant to the merger agreement, a wholly-owned bank subsidiary of Wells Fargo will merge with and into Brenton Bank upon the terms and subject to the conditions set forth in the merger agreement, as more fully described in this document.

  2. Act on any other matters that may properly come before the meeting.

   Only Brenton Bank shareholders of record on October 12, 2000 may vote at the special meeting or at any adjournment thereof. A list of shareholders of record who may vote at the meeting will be available during business hours for any Brenton Bank shareholder to examine and copy for any purpose relevant to the meeting. The list will be available beginning at least ten days prior to the meeting date through adjournment of the meeting at the offices of Brenton Bank, Suite 200, Capital Square, 400 Locust Street, Des Moines, Iowa 50309. The list will also be available during the meeting at the Hotel Savery, 4th and Locust Streets, Des Moines, Iowa 50309.

   As described later in this document, under Iowa law, Brenton Bank shareholders are entitled in connection with the Brenton Bank merger to assert dissenters' appraisal rights and receive in cash the fair value of their shares of Brenton Bank common stock. A copy of the Iowa dissenters' appraisal rights statute is included in this document as Appendix D.

                                          By Order of the Board of Directors


                                          /s/ Steven T. Schuler
                                          Steven T. Schuler
                                          Corporate Secretary

October 16, 2000

 Please promptly complete, sign, date and return the enclosed proxy card whether or not you plan to attend the meeting. Failure to return a properly executed proxy or to vote at the meeting will have the same effect as a vote against the merger agreement and the Brenton Bank merger. You may still vote in person at the meeting even if you have previously returned your proxy card.

                     QUESTION AND ANSWERS ABOUT THE MERGERS

  Q: What will happen in the mergers?

  A: Wells Fargo will acquire Brenton and Brenton Bank. As a result, both
     Brenton and Brenton Bank will become wholly-owned subsidiaries of Wells Fargo. Brenton shareholders and Brenton Bank shareholders other than Brenton will exchange their shares of common stock for shares of Wells Fargo common stock and become stockholders of Wells Fargo.

      Brenton Shareholders. The number of shares of Wells Fargo common stock that you will receive for each share of Brenton common stock will be determined by first dividing $255,694,000 by a measurement price, then dividing that result by the number of shares of Brenton common stock outstanding at the time of the Brenton merger. The measurement price is the average of the NYSE-only closing prices of a share of Wells Fargo common stock for each of the 15 consecutive trading days immediately preceding the special meeting of Brenton shareholders.

      Brenton Bank Shareholders. The number of shares of Wells Fargo common stock that you will receive for each share of Brenton Bank common stock will be determined by first dividing $8,806,000 by the same measurement price described above, then dividing that result by the number of shares of Brenton Bank common stock outstanding at the time of the Brenton Bank merger excluding shares held by Brenton.

  Q: When are the special meetings?

  A: The meetings will take place on Thursday, November 30, 2000 at 10:00 a.m. The location of each meeting is specified on the cover page to this document.

  Q: What do I need to do now?

  A: Just mail your signed proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented at your meeting. To assure that we obtain your vote, please give your proxy as instructed on your proxy card even if you currently plan to attend your meeting in person.

    Brenton's board of directors recommends that Brenton shareholders vote FOR approval of the merger agreement.

    Brenton Bank's board of directors recommends that Brenton Bank shareholders vote FOR approval of the merger agreement.

  Q: What should I do if I want to change my vote?

  A: Just send in a later-dated, signed proxy card to your company's
     Secretary before your meeting. Or, you can attend your meeting in person and vote. You may also revoke your proxy by sending a notice of revocation to your company's Secretary at the address under "Summary-- The Companies" on page 1.

  Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

  A: No. If you do not provide your broker with instructions on how to vote your "street name" shares, your broker will not be permitted to vote them. You should therefore be sure to provide your broker with instructions on how to vote your shares. If you do not give voting instructions to your broker, you will, in effect, be voting against the merger agreement.

  Q: When do you expect the mergers to be completed?

  A: We expect to complete the mergers during the fourth quarter of 2000.
     However, the mergers require regulatory and shareholder approvals. Unexpected delays in obtaining these approvals could delay completion of the mergers.

   Q: Whom do I call if I have questions about the meetings or the mergers?

  A: If you are a Brenton or Brenton Bank shareholder, you may call Steven T.
     Schuler at (515) 237-5237 or Douglas R. Gulling at (515) 237-5423.

  Q: What happens to my future dividends?

  A: Brenton's current regular quarterly dividend is $0.087 per share of Brenton common stock. Brenton Bank's current quarterly dividend is $7.242 per share of Brenton Bank common stock. Wells Fargo's quarterly dividend for the first three quarters of 2000 was $0.22 per share of Wells Fargo common stock.

    Until the Brenton merger is completed, Brenton may continue to declare and pay dividends on its common stock. However, Brenton shareholders will be entitled to receive a dividend on either Brenton common stock or Wells Fargo common stock (to be determined by Brenton), but not both, in the calendar quarter in which the mergers are completed. On October 9, 2000, Brenton's board of directors declared a fourth quarter 2000 cash dividend of $0.116 per share of Brenton common stock, payable on October 27, 2000 to shareholders of record on October 19, 2000. This dividend consists of the regular quarterly amount of $0.087 plus an additional $0.029 in recognition of the approximately one-month difference between the dividend payment dates of Brenton and Wells Fargo.

    Until the Brenton Bank merger is completed, Brenton Bank may continue to declare and pay dividends on its common stock.

    After the mergers are completed, dividends, if any, on your shares of Wells Fargo common stock will be determined by the board of directors of Wells Fargo. The amount and timing of any dividends will depend on a number of factors, including Wells Fargo's financial condition, capital requirements, results of operations, future business prospects and other factors that Wells Fargo's board of directors deems relevant.

                   QUESTIONS AND ANSWERS ABOUT THIS DOCUMENT

  Q: What is the purpose of this document?

  A: This document serves as both a proxy statement of Brenton and Brenton
     Bank and a prospectus of Wells Fargo. As a proxy statement, it's being provided to you by Brenton and Brenton Bank because their respective boards of directors are soliciting proxies for use at the special meetings of shareholders called to vote on the proposed sale of Brenton and Brenton Bank to Wells Fargo. As a prospectus, it's being provided to you by Wells Fargo because Wells Fargo is offering shares of its common stock in exchange for shares of Brenton common stock and Brenton Bank common stock. This document provides detailed information about the proposed transactions.

  Q: Should I read the entire document?

  A: Absolutely. Parts of this document summarize information that is presented in greater detail elsewhere in this document or in the appendices to this document. Each summary discussion is qualified by reference to the full text. For example, the summary of the terms of the merger agreement is qualified by the actual terms of that agreement, a copy of which is included as Appendix A.

  Q: Is there other information I should consider?

  A: Yes. Much of the business and financial information about Wells Fargo and Brenton that may be important to you is not physically included in this document. Instead, this information is incorporated into this document by reference to documents filed by Wells Fargo and Brenton with the Securities and Exchange Commission. This means that Wells Fargo and Brenton may satisfy some of their disclosure obligations to you by referring you to documents filed by them with the SEC. See "Where You Can Find More Information" on page 78 for a list of documents that Wells Fargo and Brenton have incorporated by reference into this document and for instructions on how to obtain copies of these documents. The documents are available to you without charge.

  Q: What if there is a conflict between documents?

  A: You should rely on the most recently filed document. Information in this document may update information contained in the Wells Fargo or Brenton documents incorporated by reference. Similarly, information in documents that Wells Fargo or Brenton may file after the date of this document may update information contained in this document or information contained in previously filed documents.

  Q: What if I choose not to read the incorporated documents?

  A: Information contained in a document that is incorporated by reference is part of this document, unless it is superseded by information contained directly in this document or in documents filed with the SEC after the date of this document. Information that is incorporated from another document is considered to have been disclosed to you whether or not you choose to read the document.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SUMMARY...................................................................   1
  The Companies...........................................................   1
  The Mergers ............................................................   1
  What You Will Receive in the Mergers ...................................   2
  Impact of Mergers on Dividends .........................................   3
  Market Price of Wells Fargo Stock Will Fluctuate .......................   3
  Merger Generally Tax Free to Brenton And Brenton Bank Shareholders .....   4
  Reasons for the Mergers; Recommendations of Boards .....................   5
  Brenton's Financial Advisor Believes the Mergers are Fair ..............   5
  Additional Merger Benefits to Directors and Officers ...................   5
  Dissenters' Appraisal Rights Available .................................   6
  Surrender of Shares ....................................................   6
  Special Meetings .......................................................   6
  Record Date; Vote Required to Approve Mergers ..........................   6
  Mergers Require Regulatory Approvals ...................................   7
  Other Conditions to Completing the Mergers .............................   7
  Termination of the Merger Agreement ....................................   7
  Termination Fee ........................................................   8
  Your Rights Will Differ as a Wells Fargo Stockholder ...................   8
  Wells Fargo Expects to Use Purchase Accounting .........................   9
  Forward-Looking Statements May Prove Inaccurate ........................   9
  Summary Selected Financial Data.........................................   9
  Comparative Per Common Share Data.......................................  11
SPECIAL MEETINGS..........................................................  12
  Times and Places of the Meetings .......................................  12
  Matters to Be Considered at the Meetings ...............................  12
  Record Date ............................................................  13
  Outstanding Shares .....................................................  13
  Quorum .................................................................  13
  Vote Required ..........................................................  13
  Share Ownership ........................................................  14
  Agreements to Vote For the Mergers .....................................  14
  Voting and Revocation of Proxies .......................................  14
  Solicitation of Proxies ................................................  15
  Postponement or Adjournment of the Meeting .............................  15
  Other Matters Considered at the Meeting ................................  15
THE MERGERS...............................................................  16
  Effect of the Mergers...................................................  16
  Background of and Reasons for the Mergers...............................  16
  Opinions of Brenton's Financial Advisor.................................  18
  Additional Interests of Management......................................  25
  Non-Competition Agreements..............................................  26
  Dissenters' Appraisal Rights............................................  27
  Exchange of Certificates................................................  30
  Regulatory Approvals....................................................  31
  Effect of Merger on Brenton's Employee Benefit Plans....................  32
  U.S. Federal Income Tax Consequences Of The Mergers.....................  33
  Support Agreements......................................................  34

                                                                           Page
                                                                           ----
  Resale of Wells Fargo Common Stock Issued in the Mergers................  35
  Stock Exchange Listing..................................................  36
  Accounting Treatment....................................................  36
THE MERGER AGREEMENT......................................................  37
  Basic Plan of Reorganization............................................  37
  Representations and Warranties..........................................  38
  Certain Covenants.......................................................  38
  Conditions to the Merger................................................  42
  Termination of the Merger Agreement and Termination Fee.................  42
  Effect of Termination...................................................  43
  Waiver and Amendment....................................................  44
  Expenses................................................................  44
INFORMATION ABOUT WELLS FARGO.............................................  45
  General.................................................................  45
  Management and Additional Information...................................  45
  Information on Wells Fargo's Web Site...................................  45
  Competition.............................................................  45
FIRST SECURITY MERGER.....................................................  46
  The First Security Merger Transaction...................................  46
  About First Security Corporation........................................  46
REGULATION AND SUPERVISION OF WELLS FARGO.................................  47
  Introduction............................................................  47
  Regulatory Agencies.....................................................  47
  Bank Holding Company Activities.........................................  47
  Dividend Restrictions...................................................  48
  Holding Company Structure...............................................  49
  Capital Requirements....................................................  50
  Deposit Insurance Assessments...........................................  51
  Fiscal And Monetary Policies............................................  52
  Privacy Provisions of Gramm-Leach-Bliley Act............................  52
  Future Legislation......................................................  52
INFORMATION ABOUT BRENTON AND BRENTON BANK................................  53
  General.................................................................  53
  Management and Additional Information...................................  53
  Information on Brenton's Web Site.......................................  53
  Competition.............................................................  54
WELLS FARGO CAPITAL STOCK.................................................  55
  Wells Fargo Common Stock................................................  55
  Wells Fargo Preferred Stock.............................................  56
  Wells Fargo Rights Plan.................................................  57
COMPARISON OF STOCKHOLDER RIGHTS..........................................  60
  Authorized Capital Stock................................................  60
  Size of Board of Directors..............................................  60
  Classes of Directors....................................................  61
  Qualifications of Directors.............................................  61
  Filling Vacancies on the Board..........................................  61
  Removal of Directors....................................................  62

                                                                          Page
                                                                          ----
  Nomination of Directors for Election..................................   62
  Anti-Takeover Provisions..............................................   63
  Stockholder Rights Plan...............................................   64
  Stockholder Action Without a Meeting..................................   64
  Calling Special Meetings of Stockholders..............................   64
  Submission of Stockholder Proposals...................................   65
  Notice of Stockholder Meetings........................................   65
  Stockholder Vote Required for Mergers.................................   66
  Dividends.............................................................   67
  Dissenters' Appraisal Rights..........................................   67
  Stockholder Preemptive Rights.........................................   68
  Stockholder Class Voting Rights.......................................   69
  Indemnification.......................................................   69
  Limitations on Directors' Liability...................................   71
  Amendment of Certificate of Incorporation.............................   73
  Amendment of Bylaws...................................................   74
PRICE RANGE OF COMMON STOCK AND DIVIDENDS...............................   76
  Wells Fargo Share Prices And Dividends................................   76
  Brenton Share Prices And Dividends....................................   77
EXPERTS.................................................................   77
OPINIONS................................................................   78
  Share Issuance........................................................   78
  Tax Matters...........................................................   78
WHERE YOU CAN FIND MORE INFORMATION.....................................   78
  Registration Statement................................................   78
  Other SEC Filings.....................................................   78
  Documents Incorporated By Reference...................................   78
  Documents Available Without Charge....................................   79
CAUTIONARY STATEMENTS ABOUT FORWARD-LOOKING STATEMENTS..................   80
APPENDIX A  Agreement and Plan of Reorganization (including, as Exhibits
            A-1 and A-2, the forms of Agreement and Plan of Merger)
APPENDIX B  Opinion of Keefe, Bruyette & Woods, Inc. Regarding Brenton
            Banks, Inc.
APPENDIX C  Opinion of Keefe, Bruyette & Woods, Inc. Regarding Brenton
            Bank
APPENDIX D  Iowa Dissenters' Appraisal Rights Statute

                                    SUMMARY

   This summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the mergers fully, and for a more complete description of the legal terms of the mergers, you should carefully read this document and the other documents to which this document refers you. See "Where You Can Find More Information" on page 78. Each item in this summary includes a page reference to a more complete description of that item.

The Companies (pages 45 and 53)

   Wells Fargo & Company
   420 Montgomery Street
   San Francisco, California 94163
   (800) 411-4932

   Wells Fargo & Company is a diversified financial services company whose subsidiaries and affiliates provide banking, insurance, investments, and mortgage and consumer finance through stores located across North America. At June 30, 2000, Wells Fargo had assets of $234 billion, seventh largest among U.S. bank holding companies.

   Brenton Banks, Inc.
   Suite 200, Capital Square
   400 Locust Street
   Des Moines, Iowa 50309
   (515) 237-5100

   Brenton Banks, Inc. is a bank holding company whose primary subsidiary is Brenton Bank. It is the largest Iowa-based bank holding company with 43 locations throughout Iowa. At June 30, 2000, Brenton had assets of almost $2 billion.

   Brenton Bank
   Suite 200, Capital Square
   400 Locust Street
   Des Moines, Iowa 50309
   (515) 237-5100

   Brenton Bank is an Iowa state chartered bank and the largest subsidiary of Brenton. Through its subsidiaries, Brenton Bank offers investment and insurance products and real estate brokerage services. At June 30, 2000, Brenton Bank had assets of about $1.8 billion. Brenton owns 96% of the outstanding shares of Brenton Bank common stock.

The Mergers (page 16)

   Brenton Merger. Wells Fargo is proposing to acquire Brenton through the merger of a Wells Fargo subsidiary into Brenton. This merger is referred to in this document as the Brenton merger.

   Brenton Bank Merger. Wells Fargo is proposing to acquire the shares of Brenton Bank not owned by Brenton through the merger of a Wells Fargo bank subsidiary into Brenton Bank. This merger is referred to in this document as the Brenton Bank merger. The Brenton Bank merger is scheduled to occur immediately after the Brenton merger.

   The agreement and plan of reorganization, which includes as Exhibits A-1 and A-2, respectively, the form of agreement and plan of merger for the Brenton merger and the form of agreement and plan of merger for the Brenton Bank merger, is included in this document as Appendix A. When used in this document, the term merger agreement refers to the agreement and plan of reorganization together with the forms of agreement and plan of merger. Please read the merger agreement as it is the principal legal document that governs the mergers.

What You Will Receive in the Mergers (page 37)

   Brenton Shareholders. If the Brenton merger is completed and you do not exercise your dissenters' appraisal rights, you will receive shares of Wells Fargo common stock for your shares of Brenton common stock. The fraction of a share of Wells Fargo common stock you will receive for each Brenton share you own will be determined by:

  . first dividing $255,694,000 by the average of the New York Stock Exchange-only closing prices of Wells Fargo common stock for the 15 consecutive trading days ending on the day immediately before the special meeting of Brenton shareholders;

  . then dividing that number by the total number of shares of Brenton common stock outstanding at the time of the Brenton merger.

   The following table shows the 15-day average closing prices and corresponding exchange ratios assuming that the special meeting of Brenton shareholders had occurred on July 6, 2000, the day before the proposed mergers were announced, and on October 12, 2000, the last practicable date before mailing of this document. At July 6, 2000 and October 12, 2000, there were 20,361,001 shares and 20,372,833 shares, respectively, of Brenton common stock outstanding.

                               15-day
   Date                     Average Price          Calculation           Brenton Exchange Ratio
   ----                     ------------- ------------------------------ ----------------------
   July 6, 2000............    $40.40     $255,694,000/$40.40/20,361,001         0.311
   October 12, 2000........    $46.15     $255,694,000/$46.15/20,372,833         0.272

   Because the price used to determine the Brenton exchange ratio is an average for a 15-trading day period before the special meeting, and because there may be some period of time between the date of the special meeting of Brenton shareholders and the closing of the Brenton merger, the aggregate market value of the Wells Fargo shares received by Brenton shareholders may be more or less than $255,694,000.

   At October 12, 2000, there were outstanding 20,372,833 shares of Brenton common stock and options to purchase 1,350,038 shares of Brenton common stock of which options to purchase 779,245 shares were vested. The number of shares of Brenton common stock outstanding at the time of the Brenton merger will depend on the extent to which options are exercised before the merger. The exercise of options to purchase Brenton common stock prior to the merger will decrease the Brenton exchange ratio. Although Brenton's management does not believe that options for a significant number of shares of Brenton common stock will be exercised prior to the merger, neither Brenton nor Wells Fargo can guarantee this.

   Brenton Bank Shareholders. If the Brenton Bank merger is completed and you do not exercise your dissenters' appraisal rights, you will receive shares of Wells Fargo common stock for your shares of Brenton Bank common stock. The number of Wells Fargo shares you will receive for each Brenton Bank share you own will be determined by:

  . first dividing $8,806,000 by the average of the New York Stock Exchange-only closing prices of Wells Fargo common stock for the 15 consecutive trading days ending on the day immediately before the special meeting of Brenton shareholders;

  . then dividing that number by the total number of shares of Brenton Bank common stock outstanding at the time of the Brenton Bank merger excluding shares owned by Brenton.

   The following table shows the 15-day average closing prices and corresponding exchange ratios assuming that the special meeting of Brenton shareholders had occurred on July 6, 2000, the day before the proposed mergers were announced, and on October 12, 2000, the last practicable date before mailing of this document. At July 6, 2000 and October 12, 2000, there were 13,239 shares of Brenton Bank common stock outstanding, excluding shares owned by Brenton.

   Date                     Measurement Price       Calculation        Brenton Bank Exchange Ratio
   ----                     ----------------- ------------------------ ---------------------------
   July 6, 2000............      $40.40       $8,806,000/$40.40/13,239           16.464
   October 12, 2000........      $46.15       $8,806,000/$46.15/13,239           14.413

   Because the price used to determine the Brenton Bank exchange ratio is an average for a 15-trading day period before the special meeting, and because there may be some period of time between the date of the special meeting of Brenton Bank shareholders and the closing of the Brenton Bank merger, the aggregate market value of the Wells Fargo shares received by Brenton Bank shareholders may be more or less than $8,806,000.

   Cash Instead of Fractional Shares. Wells Fargo will not issue fractional shares in either merger. If the total number of shares of Wells Fargo common stock calculated for you to receive does not equal a whole number, you will receive cash instead of the fractional share. The amount of cash payment will equal the product of the fractional share of Wells Fargo common stock multiplied by the average of the New York Stock Exchange-only closing prices of a share of Wells Fargo common stock for each of the five consecutive trading days ending on the day immediately before the special meeting of Brenton shareholders.

   Brenton Option Holders. At the time of the Brenton merger, each option granted by Brenton under Brenton's 1996 Stock Option Plan that is then outstanding and unexercised will be converted automatically into an option to purchase the number of shares of Wells Fargo common stock equal to the number of shares of Brenton common stock subject to the option multiplied by the Brenton exchange ratio. The exercise price of the Wells Fargo option will equal the exercise price of the Brenton option divided by the Brenton exchange ratio. Refer to "Brenton Shareholders" on page 2 for information on the Brenton exchange ratio.

Impact of Mergers on Dividends (pages 11 and 76)

   The following table shows the cash dividends paid per share of Wells Fargo common stock, Brenton common stock and Brenton Bank common stock during the periods indicated.

   Quarter Ended                                Wells Fargo Brenton Brenton Bank
   -------------                                ----------- ------- ------------
   December 31, 1999...........................   $0.200    $0.087    $10.000
   March 31, 2000..............................    0.220     0.087      7.242
   June 30, 2000...............................    0.220     0.087      7.242
   September 30, 2000..........................    0.220     0.087      7.242

   Brenton shareholders will receive a fraction of a share of Wells Fargo common stock for each Brenton share they own. Refer to "Comparative Per Common Share Data" on page 11 of this Summary for Brenton dividend information on an equivalent per share basis.

   If the mergers are completed, Brenton and Brenton Bank shareholders will become stockholders of Wells Fargo. The timing and amount of future dividends, if any, on Wells Fargo common stock you receive will depend on earnings, cash requirements, the financial condition of Wells Fargo and its subsidiaries, applicable government regulations and other factors deemed relevant by Wells Fargo's board of directors.

Market Price of Wells Fargo Stock Will Fluctuate (page 76)

   Wells Fargo common stock is listed on the New York and Chicago Stock Exchanges under the symbol "WFC." Brenton common stock trades on Nasdaq under the symbol "BRBK."

   The common stock of Brenton Bank is not traded on any exchange or established market.

   Brenton Shareholders. The following table shows the closing prices of Wells Fargo common stock and Brenton common stock on July 6, 2000, the day before the proposed mergers were announced, and on October 12, 2000, the last practicable date before mailing of this document. On March 7, 2000, the day before Brenton engaged Keefe, Bruyette & Woods, Inc. as its financial advisor to explore a possible business combination with a third party, Brenton common stock closed at $9.00 a share. The table also shows the value of Wells Fargo common stock that would have been exchanged for each share of Brenton common stock had the Brenton merger been completed on July 6, 2000 or October 12, 2000. This value is based on the total value of Wells Fargo common stock ($255,694,000) to be exchanged in the Brenton merger divided by the number of shares of Brenton common stock outstanding on each of those dates. On July 6, 2000, there were 20,361,001 shares outstanding. On October 12, 2000, there were 20,372,833 shares outstanding. The actual value of Wells Fargo common stock to be exchanged for each share of Brenton common stock will depend on the Brenton exchange ratio and the price of Wells Fargo common stock at the time the Brenton merger is completed.

                                              Value of Wells Fargo Common Stock
                    Wells Fargo    Brenton    to be Exchanged for Each Share of
Date                Common Stock Common Stock       Brenton Common Stock
----                ------------ ------------ ---------------------------------
July 6, 2000.......    $42.50       $13.31                 $12.56
October 12, 2000...    $42.75       $12.13                 $12.55

   Brenton Bank Shareholders. The following table shows the closing prices of Wells Fargo common stock on July 6, 2000, the day before the proposed mergers were announced, and on October 12, 2000, the last practicable date before mailing of this document. There is no established market for the common stock of Brenton Bank. The table also shows the value of the Wells Fargo common stock to be exchanged for each share of Brenton Bank common stock, other than shares owned by Brenton, had the Brenton Bank merger been completed on each of those dates. This value is based on the total value of Wells Fargo common stock ($8,806,000) to be exchanged in the Brenton Bank merger divided by 13,239, the number of shares of Brenton Bank common stock outstanding, other than shares owned by Brenton, on each of those dates. The actual value of Wells Fargo common stock to be exchanged for each share of Brenton Bank common stock will depend on the Brenton Bank exchange ratio and the price of Wells Fargo common stock at the time the Brenton Bank merger is completed.

                                              Value of Wells Fargo Common Stock
                    Wells Fargo  Brenton Bank to be Exchanged for Each Share of
Date                Common Stock Common Stock     Brenton Bank Common Stock
----                ------------ ------------ ---------------------------------
July 6, 2000.......    $42.50        N/A                   $665.16
October 12, 2000...    $42.75        N/A                   $665.16

Merger Generally Tax Free to Brenton and Brenton Bank Shareholders (page 33)

   Shareholders of Brenton and Brenton Bank generally will not recognize gain or loss for U.S. federal income tax purposes from the exchange of their shares of Brenton common stock or Brenton Bank common stock, as the case may be, for shares of Wells Fargo common stock. Shareholders will be taxed on cash they receive instead of fractional shares and on cash they receive if they perfect their dissenters' appraisal rights. See "The Merger--U.S. Federal Income Tax Consequences of the Mergers" on page 33 and "--Dissenters' Appraisal Rights" on page 27.

   The tax treatment described above may not apply to you. Determining the tax consequences to you of the Brenton merger if you are a Brenton shareholder or the Brenton Bank merger if you are a Brenton Bank shareholder may be complicated. You should consult your own tax advisor for a full understanding of the tax consequences.

   Brenton is not obligated to complete the Brenton merger unless it receives an opinion of counsel that no gain or loss will be recognized by its shareholders upon receipt of Wells Fargo common stock except for cash received instead of fractional shares.

Reasons for the Mergers; Recommendations of Boards (page 16)

   The board of directors of Brenton believes that the Brenton merger will serve the best interests of Brenton's shareholders. The Brenton board has approved the merger agreement and recommends that Brenton shareholders vote FOR the merger agreement.

   The board of directors of Brenton Bank believes that the Brenton Bank merger will serve the best interests of Brenton Bank's shareholders. The Brenton Bank board has approved the merger agreement and recommends that Brenton Bank shareholders vote FOR the merger agreement.

Brenton's Financial Advisor Believes the Mergers are Fair (page 18)

   Keefe, Bruyette and Woods, Inc., Brenton's financial advisor in connection with the mergers, has given its opinion to the board of directors of Brenton that the consideration to be received by Brenton shareholders in the Brenton merger is fair from a financial point of view to Brenton shareholders. Keefe, Bruyette and Woods has also given its opinion to the board of directors of Brenton Bank that the consideration to be received by Brenton Bank shareholders, other than Brenton, in the Brenton Bank merger is fair from a financial point of view to those shareholders. The opinions are included in this document as Appendices B and C. The opinions should be read completely to understand the assumptions made, matters considered and the limitations of the review undertaken by Keefe, Bruyette and Woods in providing the opinions.

Additional Merger Benefits to Directors and Officers (page 25)

   The directors and executive officers of Brenton and Brenton Bank have interests in the mergers that may be different from yours.

  . Under agreements entered into before the merger agreement, some executive officers of Brenton and/or Brenton Bank will receive payments if their employment terminates under certain circumstances within two years of the Brenton merger, including one executive who will receive a payment of 2.5 times his annual compensation and five executives who will receive payments of two times their annual compensation;

  . All options issued under Brenton's 1996 Stock Option Plan will vest upon completion of the Brenton merger.

  . Under Brenton's 1996 Stock Option Plan, any employee of Brenton whose sum of age and years of service equals or exceeds 55 at the time of termination of employment for any reason (excluding termination for cause) shall be deemed to have reached "retirement" (prior to age 65) for purposes of this plan, which affects the period for which stock options can be exercised.

  . Brenton may pay bonuses in 2000 in an amount equal to the amounts actually earned by employees under the existing bonus plans of Brenton plus an amount up to but not exceeding $1 million, such bonuses to be allocated as agreed between Brenton and Wells Fargo.

  . Brenton may pay special bonuses in recognition of service to Brenton in its discretion up to an aggregate amount of $600,000.

  . Office and secretarial support will continue to be provided for three years for William H. Brenton and J. C. Brenton and seven years for C. Robert Brenton.

  . The current levels of medical insurance coverage will continue to be provided for William H. Brenton, C. Robert Brenton and J. C. Brenton under Wells Fargo's retiree medical insurance plan.

  . Directors and officers of Brenton and Brenton Bank will be entitled to indemnification and continued insurance coverage after the mergers are completed.

   The boards of directors of Brenton and Brenton Bank were aware of these additional interests when they approved the merger agreement.

Dissenters' Appraisal Rights Available (page 27)

   Shareholders who properly dissent from the Brenton merger or the Brenton Bank merger are entitled to receive the fair value in cash of their shares of Brenton common stock or Brenton Bank stock, as the case may be. See "The Merger--Dissenters' Appraisal Rights" on page 27. To exercise dissenters' appraisal rights in either merger, you must follow the procedures outlined in Appendix D, including:

  . prior to the special meeting, delivering to Brenton if you are a Brenton shareholder, or Brenton Bank if you are a Brenton Bank shareholder, written notice of your intention to demand payment for your shares if the Brenton merger or the Brenton Bank merger, as the case may be, occurs; and

  .  not voting to approve the merger agreement.

   If you sign and return your proxy without voting instructions, and do not revoke the proxy, your proxy will be voted for the Brenton merger or the Brenton Bank merger, as the case may be, and you will lose your dissenters' appraisal rights. Also, you may lose your dissenters' appraisal rights if you fail to comply with other required procedures.

Surrender of Shares (page 30)

   To receive certificates for your shares of Wells Fargo common stock, you will need to surrender your Brenton and Brenton Bank share certificates. If the mergers are completed, Wells Fargo's stock transfer agent will send you written instructions for exchanging your stock certificates. Please do not send in your certificates until you receive these instructions. If you hold your Brenton shares in "street name," your broker will need to surrender your share certificates on your behalf.

Special Meetings (page 12)

   The special meetings of Brenton and Brenton Bank will take place on Thursday, November 30, 2000. The location of each meeting is specified on the cover page to this document. At your special meeting you will be asked to:

  .  consider and vote upon a proposal to approve the merger agreement, and

  .  act on any other matters that may properly come before the meeting.

Record Date; Vote Required to Approve Mergers (page 13)

   Brenton. The record date for the special meeting of Brenton shareholders is October 12, 2000. You can vote at the meeting if you owned Brenton common stock at the close of business on that date. On the record date, there were 20,372,833 shares of Brenton common stock outstanding and entitled to vote at the special meeting. You can cast one vote for each share of Brenton common stock that you owned on the record date.

   Approval of the Brenton merger requires the affirmative vote of a majority of the outstanding shares of Brenton common stock entitled to vote at the special meeting. Not voting will have the same effect as voting against the merger. Five members of the Brenton family, C. Robert Brenton, William H. Brenton, Junius C. Brenton, Jane Eddy and Carolyn O'Brien, have entered into agreements with Wells Fargo to vote their shares of Brenton common stock in favor of the merger. The agreements cover a total of 4,170,110 shares, or about 20% of the Brenton common stock entitled to vote at the special meeting. These five members, collectively with other members of the Brenton family, owned individually, or in trust for others, at the record date about 47% of the shares of Brenton common stock entitled to vote at the special meeting. C. Robert Brenton, William H. Brenton and Junius C. Brenton are directors of Brenton.

   As described above, three of Brenton's directors have agreed to vote their shares of Brenton common stock in favor of the Brenton merger. Brenton's other shareholder director and its executive officers, who collectively owned at the record date 237,037 shares, or about one percent of the shares of Brenton common stock entitled to vote at the special meeting, have indicated that they intend to vote their shares in favor of the merger.

   Brenton Bank. The record date for the special meeting of Brenton Bank shareholders is October 12, 2000. You can vote at the meeting if you owned Brenton Bank common stock at the close of business on that date. On the record date, there were 345,200 shares of Brenton Bank common stock outstanding and entitled to vote. You can cast one vote for each share of Brenton Bank common stock that you owned on the record date.

   Approval of the Brenton Bank merger requires the affirmative vote of a majority of the votes entitled to be cast on the proposal. Not voting will have the same effect as voting against the merger. Brenton owned at the record date 96% of the shares of Brenton Bank common stock entitled to vote at the special meeting, which is enough to approve the merger without the concurrence of any other Brenton Bank shareholder. Brenton has entered into an agreement with Wells Fargo to vote its shares of Brenton Bank common stock in favor of the Brenton Bank merger.

Mergers Require Regulatory Approvals (page 31)

   The Board of Governors of the Federal Reserve System must approve the Brenton merger before it can be completed. The Iowa Superintendent of Banking must approve the Brenton Bank merger before it can be completed. Wells Fargo has filed an application requesting approval of the Brenton merger with the Federal Reserve Board and an application with the Iowa Superintendent of Banking requesting approval of the Brenton Bank merger. Although Wells Fargo expects the mergers to be approved, it cannot be certain when or if, or on what terms and conditions, the required approvals will be given.

   Wells Fargo anticipates that it will be required to make divestitures of certain Brenton Bank branches to obtain these regulatory approvals and to prevent the merger from being challenged by the Department of Justice.

Other Conditions to Completing the Mergers (page 42)

   In addition to the receipt of regulatory approvals, there are a number of other conditions that must be met before the Brenton merger can be completed. These conditions include:

  . approval of the merger agreement by Brenton shareholders and Brenton Bank shareholders, respectively;

  . receipt by Brenton of an opinion of counsel concerning the tax consequences of the Brenton merger to the holders of Brenton common stock;

  . authorization for listing on the New York and Chicago Stock Exchanges of the shares of Wells Fargo common stock to be issued in the mergers;

  . absence of any court or governmental authority order prohibiting the mergers; and

  . material compliance by each party with the terms and provisions of the merger agreement;

   Wells Fargo or Brenton may waive a condition it is entitled to assert so long as the law does not require the condition to be met.

   The Brenton Bank merger will not occur unless the Brenton merger is completed.

Termination of the Merger Agreement (page 42)

   Wells Fargo and Brenton can mutually agree to terminate the merger agreement at any time before the mergers are completed. Also, either company can terminate the merger agreement without the agreement of the other under the following circumstances:

  .  a court or other governmental authority prohibits either merger;

  . the Brenton merger is not completed by March 31, 2001, unless the failure to complete the merger on or before that date is due to the fact that the party seeking to terminate has not performed or observed in all material respects the covenants and agreements required to have been performed or observed by that party; or

  . Brenton receives a competing proposal that Brenton's board of directors determines to be superior to the Wells Fargo merger transaction.

   Also, Wells Fargo may terminate the merger agreement at any time before the mergers are completed if any of the following occur:

  . Brenton's board of directors modifies its recommendation of the Brenton merger in a manner adverse to Wells Fargo; or

  . Brenton fails to obtain shareholder approval of the Brenton merger and prior to its special meeting of shareholders Brenton has (a) entered into an agreement with any third party regarding an acquisition of, or combination with, Brenton, or (b) received an acquisition or combination proposal from a third party; or

  . Brenton's board of directors is legally responsible for the special meeting of its shareholders not being held by March 15, 2001.

Termination Fee (page 42)

   Brenton must pay Wells Fargo a termination fee of $8,000,000 if Brenton terminates the merger agreement because it receives a superior competing proposal and prior to termination or within 12 months after termination:

  . Brenton or Brenton Bank enters into an agreement with a third party for the sale of Brenton or Brenton Bank or for a similar transaction; or

  . Brenton's board of directors shall have approved or recommended the sale of Brenton or Brenton Bank or a similar transaction.

   Brenton must also pay a termination fee of $8,000,000 if Wells Fargo terminates the merger agreement and if:

  . Brenton's board of directors modifies its recommendation of the Brenton merger in a manner adverse to Wells Fargo; or

  . Brenton fails to obtain shareholder approval of the Brenton merger and prior to its special meeting of shareholders Brenton has (a) entered into an agreement with any third party regarding an acquisition of, or combination with, Brenton, or (b) received an acquisition or combination proposal from a third party; or

  . Brenton's board of directors is legally responsible for the special meeting of its shareholders not being held by March 15, 2001.

Your Rights Will Differ as a Wells Fargo Stockholder (page 60)

   Your rights as a Brenton or Brenton Bank shareholder are currently governed by Iowa law and the articles of incorporation and bylaws of Brenton or Brenton Bank, as the case may be. Upon completion of the mergers, you will become a Wells Fargo stockholder, and your rights will be governed by Delaware law and Wells Fargo's restated certificate of incorporation and bylaws.

Wells Fargo Expects to Use Purchase Accounting (page 36)

   Wells Fargo expects to account for the Brenton merger under the purchase method of accounting. Under this method, Wells Fargo will record, at fair value, the acquired assets and assumed liabilities of Brenton. Wells Fargo will record goodwill to the extent the total purchase price exceeds the fair value of the assets acquired and liabilities assumed.

Forward-Looking Statements May Prove Inaccurate (page 80)

   This document, including the information incorporated by reference into it, may contain forward-looking statements about Wells Fargo and Brenton. There are a number of factors that may cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Some of these factors are described or referenced in "Cautionary Statements About Forward-Looking Statements" on page 80.

                        Summary Selected Financial Data

   The following financial information is to aid you in your analysis of the financial aspects of the Brenton merger. The Wells Fargo balance sheet data for 1995 through 1999 is derived from Wells Fargo's audited consolidated balance sheets as of December 31, 1999, 1998, 1997 and 1996 and its unaudited financial information for 1995. The Wells Fargo income statement data for 1995 through 1999 is derived from Wells Fargo's audited consolidated statements of income for each of the years in the five-year period ended December 31, 1999. The Brenton data as of and for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 is derived from its audited consolidated financial statements for 1995 through 1999. Interim financial data as of and for the six months ended June 30, 2000 and 1999 for Wells Fargo and Brenton are derived from unaudited financial information, which includes all normal recurring adjustments deemed necessary by management of Wells Fargo and Brenton, respectively. You should not rely on the information for the six months ended June 30, 2000 as being indicative of the results expected for the entire year. The information in the table is only a summary and should be read with the full financial statements and related notes of Wells Fargo and Brenton, incorporated by reference into this document and on file with the SEC. See "Where You Can Find More Information" on page 78.

                                ----------------

                     Wells Fargo & Company and Subsidiaries
                    (in millions, except per share amounts)

                            Six Months
                          Ended June 30,             Years Ended December 31,
                         ----------------- --------------------------------------------
                           2000     1999     1999     1998     1997     1996     1995
                         -------- -------- -------- -------- -------- -------- --------
For the Period
Net interest income..... $  4,910 $  4,577 $  9,355 $  8,990 $  8,648 $  8,222 $  5,923
Net income..............    2,049    1,815    3,747    1,950    2,499    2,228    1,988
Diluted earnings per
 share..................     1.25     1.08     2.23     1.17     1.48     1.36     1.62
Cash dividends per
 share..................    0.440    0.385    0.785    0.700    0.615    0.525    0.450
At Period End
Book value per share.... $  14.12 $  12.67 $  13.44 $  12.35 $  11.92 $  11.66 $  10.27
Total assets............  234,159  205,421  218,102  202,475  185,685  188,633  122,200
Long-term debt..........   26,639   21,268   23,375   19,709   17,335   18,142   16,726
Common Stock Price
High.................... $  47.75 $  44.88 $  49.94 $  43.88 $  39.50 $  23.44 $  17.38
Low.....................    31.00    32.13    32.13    27.50    21.38    15.25    11.31
Period End..............    38.75    42.75    40.44    39.94    38.75    21.75    16.50

                      Brenton Banks, Inc. and Subsidiaries
                    (in millions, except per share amounts)

                                 Six Months
                                 Ended June
                                     30,          Years Ended December 31,
                                ------------- ---------------------------------
                                 2000   1999   1999   1998   1997   1996  1995
                                ------ ------ ------ ------ ------ ------ -----
For the Period
Net interest income............ $   32 $   31 $   63 $   61 $   60 $   56 $  53
Net income.....................      9      9     17     20     18     14    10
Diluted earnings per share.....   0.45   0.42   0.80   0.96   0.83   0.63  0.46
Cash dividends per share.......  0.174  0.172  0.346  0.317  0.225  0.171 0.154
At Period End
Book value per share........... $ 6.72 $ 6.46 $ 6.48 $ 6.55 $ 6.17 $ 5.67 $5.33
Total assets...................  1,984  1,940  1,985  1,940  1,718  1,632 1,583
Long-term debt.................     35     38     28     42     37     35    38
Common Stock Price
High........................... $14.63 $17.25 $17.25 $22.05 $16.84 $10.52 $7.77
Low............................   7.44  11.82   9.00  14.32  10.24   7.17  6.06
At Period End..................  13.88  15.50  10.13  15.23  16.53  10.38  7.26

Comparative Per Common Share Data

   The following table shows comparative per share data for Wells Fargo common stock on a historical and pro forma combined basis and for Brenton common stock on a historical and pro forma equivalent basis. The information in the table assumes that Wells Fargo will account for the Brenton merger as a purchase and will exchange 0.272 of a share of its common stock for each share of Brenton common stock. This is the exchange ratio that would result if there are 20,372,833 shares of Brenton common stock outstanding immediately before the Brenton merger, which was the number of shares outstanding at October 12, 2000, the last practicable date before mailing of this document, and the 15-trading day average closing price is $46.15, which is the 15-trading day average closing price that would have resulted if the special meeting of Brenton shareholders had been held on October 12, 2000. The actual exchange ratio will not be known until immediately before the Brenton merger. See "The Merger Agreement--Basic Plan of Reorganization." The pro forma equivalent information for Brenton is calculated by multiplying the data in the pro forma combined column by the assumed exchange ratio of 0.272.

   You should read the data with the historical financial statements and related notes of Wells Fargo and Brenton. Wells Fargo's and Brenton's historical financial statements are included or incorporated in documents filed with the SEC. See "Where You Can Find More Information" on page 78.

                                          Wells Fargo             Brenton
                                      -------------------- ---------------------
                                                 Pro Forma            Pro Forma
                                      Historical Combined  Historical Equivalent
                                      ---------- --------- ---------- ----------
Earnings Per Share
 Basic
  Six Months Ended June 30, 2000.....   $ 1.26    $ 1.26     $ 0.46     $ 0.34
  Year Ended December 31, 1999.......     2.26      2.26       0.81       0.61
 Diluted
  Six Months Ended June 30, 2000.....     1.25      1.25       0.45       0.34
  Year Ended December 31, 1999.......     2.23      2.23       0.80       0.61
Cash Dividends Declared Per Share
  Six Months Ended June 30, 2000.....    0.440     0.440      0.174      0.120
  Year Ended December 31, 1999.......    0.785     0.785      0.346      0.214
Book Value Per Share
  June 30, 2000......................    14.12     14.16       6.72       3.85
  December 31, 1999..................    13.44     13.47       6.48       3.66

                                SPECIAL MEETINGS

   The board of directors of Brenton is soliciting proxies from the shareholders of Brenton for use at a special meeting of Brenton shareholders and at any adjournments of the meeting. The board of directors of Brenton Bank is soliciting proxies from shareholders of Brenton Bank for use at a special meeting of Brenton Bank shareholders and at any adjournments of the meeting. This document together with the form of proxy, is expected to be mailed to Brenton and Brenton Bank shareholders on or about October 23, 2000.

Times and Places of the Meetings

   Brenton. The time and place of the special meeting of Brenton shareholders are:

       Thursday, November 30, 2000

       10:00 a.m., Des Moines, Iowa time

       Hotel Savery

       4th and Locust Streets

       Des Moines, Iowa 50309

   Brenton Bank. The time and place of the special meeting of Brenton Bank shareholders are:

       Thursday, November 30, 2000

       10:00 a.m., Des Moines, Iowa time

       Hotel Savery

       4th and Locust Streets

       Des Moines, Iowa 50309

Matters to Be Considered at the Meetings

   Brenton. The special meeting of Brenton shareholders will be held to:

  1. Vote on a proposal to approve the agreement and plan of reorganization, dated as of July 6, 2000, by and among Brenton Banks, Inc., Brenton Bank and Wells Fargo & Company, and the form of a related agreement and plan of merger to be entered into by and between Brenton Banks, Inc. and Wells Fargo BBI Merger Co., a wholly-owned subsidiary of Wells Fargo, included as Exhibit A-1 to the agreement and plan of reorganization. When used in this document, the term merger agreement refers to the agreement and plan of reorganization, including Exhibit A-1. The merger agreement provides for the merger of a wholly-owned subsidiary of Wells Fargo with and into Brenton upon the terms and subject to the conditions set forth in the merger agreement. See "The Merger Agreement" on page 37.

  2. Act on any other matters that may properly come before the meeting.

   Brenton Bank. The special meeting of Brenton Bank shareholders will be held to:

  1. Vote on a proposal to approve the agreement and plan of reorganization, dated as of July 6, 2000, by and among Brenton Bank, Brenton Banks, Inc. and Wells Fargo & Company, and the form of a related agreement and plan of merger to be entered into by and between Brenton Bank and Wells Fargo Interim Bank Brenton, a wholly-owned bank subsidiary of Wells Fargo, included as Exhibit A-2 to the agreement and plan of reorganization. When used in this document, the term merger agreement refers to the agreement and plan of reorganization, including Exhibit A-2. The merger agreement provides for the merger of a wholly-owned bank subsidiary of Wells Fargo with and into Brenton Bank upon the terms and subject to the conditions set forth in the merger agreement. See "The Merger Agreement" on page 37.

  2. Act on any other matters that may properly come before the meeting.

Record Date

   Brenton. October 12, 2000 is the record date for the special meeting of Brenton shareholders. Only shareholders of record on that date are entitled to attend and vote at the meeting or at any adjournment of the meeting.

   Brenton Bank. October 12, 2000 is the record date for the special meeting of Brenton Bank shareholders. Only shareholders of record on that date are entitled to attend and vote at the meeting or at any adjournment of the meeting.

Outstanding Shares

   Brenton. On October 12, 2000, there were 20,372,833 shares of Brenton common stock outstanding and entitled to vote at the Brenton special meeting. Each outstanding share of Brenton common stock is entitled to one vote.

   Brenton Bank. On October 12, 2000, there were 345,200 shares of Brenton Bank common stock outstanding and entitled to vote at the Brenton Bank special meeting. Each outstanding share of Brenton Bank common stock is entitled to one vote.

Quorum

   Brenton. A quorum consisting of the holders of a majority of the shares of Brenton common stock outstanding at the record date must be present in person or represented by proxy for the transaction of business at the special meeting of Brenton shareholders. Shares of Brenton common stock present in person at the meeting that are not voted, shares of Brenton common stock for which proxies have been received but that abstain from voting, and broker "non-votes" are counted in determining whether a quorum is present.

   Brenton Bank. A quorum consisting of the holders of a majority of the shares of Brenton Bank common stock outstanding at the record date and entitled to vote must be present in person or represented by proxy for the transaction of business at the special meeting of Brenton Bank shareholders. Shares of Brenton Bank common stock present in person at the meeting that are not voted, and shares of Brenton Bank common stock for which proxies have been received but that abstain from voting, are counted in determining whether a quorum is present.

Vote Required

   Brenton. Approval of the Brenton merger requires the affirmative vote of a majority of the shares of Brenton common stock outstanding at the record date. Five members of the Brenton family, C. Robert Brenton, William H. Brenton, Junius C. Brenton, Jane Eddy and Carolyn O'Brien, have entered into agreements with Wells Fargo to vote in favor of the merger agreement their shares of Brenton common stock not held for the benefit of others. The agreements cover a total of 4,170,110 shares, or approximately 20% of the Brenton common stock outstanding at the record date. See "Agreements to Vote For the Mergers" below. These five members, collectively with other members of the Brenton family, owned individually, or in trust for others, at the record date about 47% of the shares of Brenton common stock entitled to vote at the special meeting. C. Robert Brenton, William H. Brenton and Junius C. Brenton are directors of Brenton.

   As described above, three of Brenton's directors have agreed to vote their shares of Brenton common stock in favor of the Brenton merger. Brenton's other shareholder director and its executive officers, who collectively owned at the record date 237,037 shares, or approximately one percent of the Brenton common stock outstanding at the record date, have indicated to Brenton that they intend to vote in favor of the Brenton merger. See "Share Ownership" below.

   Brenton Bank. Approval of the Brenton Bank merger requires the affirmative vote of a majority of the votes entitled to be cast on the proposal. Brenton has agreed to vote in favor of the Brenton Bank merger all of its shares of Brenton Bank common stock, representing 96% of the shares of Brenton Bank common stock outstanding at the record date and entitled to vote at the special meeting. See "Agreements to Vote For the Mergers" below.

Share Ownership

   Brenton Common Stock.

     Directors and Executive Officers of Brenton. At the record date for the special meeting of Brenton shareholders, Brenton's directors and executive officers beneficially owned a total of 6,552,904 shares of Brenton common stock, representing approximately 32% of the shares of Brenton common stock entitled to vote at the special meeting. Directors holding 3,534,275 shares of Brenton common stock, representing approximately 17% of the shares of Brenton common stock entitled to vote at the special meeting, have agreed to vote their shares in favor of the Brenton merger. See "Agreements to Vote For the Mergers" below. Brenton's other shareholder director and its executive officers have indicated that they intend to vote their shares of Brenton common stock in favor of the Brenton merger.

     Wells Fargo. At the record date, Wells Fargo and its subsidiaries beneficially owned less than one percent of the shares of Brenton common stock outstanding at the record date.

   Brenton Bank Common Stock.

     Brenton. At the record date for the special meeting of Brenton Bank shareholders, Brenton owned a total of 331,961 shares of Brenton Bank common stock, representing approximately 96% of the shares of Brenton Bank common stock entitled to vote at the special meeting. Brenton has agreed to vote in favor of the Brenton Bank merger all of its shares of Brenton Bank common stock. See "Agreements to Vote For the Mergers" below.

     Directors and Executive Officers of Brenton Bank. At the record date for the special meeting of Brenton Bank shareholders, Brenton's and/or Brenton Bank's directors and executive officers beneficially owned a total of 6,033 shares of Brenton Bank common stock, representing approximately two percent of the shares of Brenton Bank common stock entitled to vote at the special meeting.

     Wells Fargo. At the record date, Wells Fargo and its subsidiaries beneficially owned no shares of Brenton Bank common stock.

Agreements to Vote For the Mergers

   Brenton Merger. Five members of the Brenton family, C. Robert Brenton, William H. Brenton, Junius C. Brenton, Jane Eddy and Carolyn O'Brien, have entered into agreements with Wells Fargo to vote in favor of the Brenton merger their shares of Brenton common stock not held for the benefit of others. The agreements cover a total of 4,170,110 shares, or approximately 20% of the shares of Brenton common stock outstanding at the record date for the special meeting. See "The Merger--Support Agreements" on page 34.

   Brenton Bank Merger. Brenton has agreed to vote in favor of the Brenton Bank merger all shares of Brenton Bank common stock owned by it at the record date for the special meeting of Brenton Bank shareholders. At the record date, Brenton owned a total of 331,961 shares of Brenton Bank common stock, constituting approximately 96% of the shares of Brenton Bank common stock entitled to vote at the meeting. See "The Merger--Support Agreements" on page 34.

Voting and Revocation of Proxies

   All shares of Brenton common stock and Brenton Bank common stock represented at the special meeting of Brenton shareholders or the special meeting of Brenton Bank shareholders, as the case may be, by a properly executed proxy will be voted in accordance with the instructions indicated on the proxy, unless the proxy is revoked before a vote is taken. If you are a Brenton shareholder and you sign and return a Brenton proxy without voting instructions, and do not revoke the proxy, the proxy will be voted "FOR" the proposal to approve the merger agreement. If you are a Brenton Bank shareholder and you sign and return a Brenton Bank proxy without voting instructions, and do not revoke the proxy, the proxy will be voted "FOR" the proposal to approve the merger agreement.

   You may revoke your proxy at any time before it is voted by (a) filing either an instrument revoking the proxy or a duly executed proxy, in either case bearing a later date, with the corporate secretary of Brenton or Brenton Bank, as the case may be, before or at the special meeting or (b) voting the shares subject to the proxy in person at the special meeting. Attendance at the special meeting will not by itself result in your proxy being revoked.

Solicitation of Proxies

   In addition to solicitation by mail, directors, officers and employees of Brenton and its subsidiaries may solicit proxies from Brenton shareholders and/or Brenton Bank shareholders, either personally or by telephone or other form of communication. None of these persons who solicit proxies will be specifically compensated for such services. Neither Brenton nor Brenton Bank anticipates that anyone will be specifically engaged to solicit proxies or that special compensation will be paid for that purpose, but Brenton and Brenton Bank reserve the right to do so should they conclude that such efforts are necessary or advisable.

   Nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy material to beneficial owners. Brenton and Brenton Bank will bear their own expenses in connection with any solicitation of proxies for the special meetings.

Postponement or Adjournment of the Meeting

   If an insufficient number of votes for the Brenton merger is received by the scheduled meeting date, Wells Fargo and Brenton may decide to postpone or adjourn the special meeting. If this happens, proxies that have been received that either have been voted for the merger or contain no instructions will be voted for adjournment.

Other Matters Considered at the Meeting

   Brenton's board of directors is not aware of any business to be brought before the special meeting of Brenton shareholders other than the proposal to approve the Brenton merger. Brenton Bank's board of directors is not aware of any business to be brought before the special meeting of Brenton Bank shareholders other than the proposal to approve the Brenton Bank merger. If other matters are properly brought before the special meetings or any adjournments or postponements of the meetings, the persons appointed as proxies will have authority to vote the shares represented by properly executed proxies in accordance with their discretion and judgment as to the best interests of Brenton or Brenton Bank, as the case may be.

                                  THE MERGERS

Effect of the Mergers

   Brenton Merger. As a result of the Brenton merger:

  . Wells Fargo will exchange shares of its common stock for shares of Brenton common stock.

  . Brenton shareholders who have not exercised their dissenters' appraisal rights will become Wells Fargo stockholders, with their rights governed by Delaware law and Wells Fargo's restated certificate of incorporation and bylaws. See "Comparison Of Stockholder Rights" on page 60.

   Brenton Bank Merger. As a result of the Brenton Bank merger:

  . Wells Fargo will exchange shares of its common stock for shares of Brenton Bank common stock not held by Brenton. Shares of Brenton Bank common stock held by Brenton will be canceled.

  . Brenton Bank shareholders who have not exercised their dissenters' appraisal rights will become Wells Fargo stockholders, with their rights governed by Delaware law and Wells Fargo's restated certificate of incorporation and bylaws. See "Comparison Of Stockholder Rights" on page 60.

Background of and Reasons for the Mergers

   Background of the Mergers. Brenton and its predecessors have operated successfully as an independent banking organization for 119 years. Nonetheless, a number of recent industry developments combined to cause Brenton's executive management and board of directors to consider whether continued independence was in the best interests of Brenton, its shareholders and its other constituencies. These developments included:

  . the substantial consolidation within the banking industry, which is increasingly requiring Brenton to compete with organizations which have far greater financial resources than Brenton;

  . legislative and regulatory changes, which enable financial institutions to compete without regard to geographic boundaries;

  . the increasing importance of new technology in delivering banking services and products, and the substantial costs of developing and implementing that technology;

  .  an increasing focus by larger banks on only large acquisitions; and

  . an increasing differentiation in earnings multiples accorded to large banking organizations over smaller banking organizations in the public markets.

In order to implement this review, Brenton selected special counsel (Sullivan & Cromwell) and financial advisor (Keefe, Bruyette & Woods, or "KBW"), following an interview process, to assist it.

   After reviewing these industry developments and reviewing its strategic alternatives in early 2000, the Brenton board decided to review the potential for a strategic merger with a larger financial organization that could, among other things, provide greater liquidity for stockholders and that had a record of strong financial performance. In connection with this decision, the Brenton board of directors considered advice it received from its advisors.

   On April 18, 2000, KBW mailed information about Brenton and a possible transaction to five financial institutions, including Wells Fargo, that had been identified by Brenton after consultation with its advisors, as likely and desirable strategic partners. Three of these institutions, including Wells Fargo, submitted written indications of interest during the week of May 10, 2000. Two of those proposals, including Wells Fargo's proposal, were substantially superior to the third and substantially above Brenton's then market price. After the institution making the third proposal indicated it was unlikely to raise its proposal significantly, Brenton decided to begin preliminary negotiations with the two institutions making the higher proposals.

   Both of these institutions raised their initial offers during the preliminary negotiations. Although Wells Fargo's proposal was slightly below the proposal of the other institution, the Brenton board of directors decided to enter into exclusive negotiations with Wells Fargo for the following reasons:

  .  the price differential between the proposals was less than 4%;

  . the superior market performance of Wells Fargo's stock over various time horizons in relation to the other bidder;

  .  the greater liquidity in Wells Fargo's stock;

  . Wells Fargo's larger size and greater diversification in terms of both geography and business lines; and

  . Wells Fargo's ability to be more flexible in structuring its offer due to its size in relation to the other bidder.

   Accordingly, Brenton invited Wells Fargo to initiate due diligence in mid-June of 2000 and the parties and their advisors began the negotiation of a definitive merger agreement and related agreements. The Brenton board of directors met on July 1, July 3, July 5 and July 6, 2000 and the Brenton Bank board of directors met on July 3, 2000 to consider the Wells Fargo offer and the draft documentation. At its July 3 meeting, the Brenton Bank board of directors voted to accept the Wells Fargo offer and to enter into the definitive merger agreement, subject to the approval by the Brenton board of directors. At its July 6 meeting, the Brenton board of directors also voted to accept the Wells Fargo offer and to enter into the definitive merger agreement and related agreements.

   On the evening of July 6, 2000, Brenton, Brenton Bank and Wells Fargo entered into the merger agreement. On the morning of July 7, 2000, the parties issued a joint press release announcing the mergers.

   Boards of Directors' Reasons for the Merger. The boards of directors of Brenton and Brenton Bank believe that the proposed mergers are in the best interests of Brenton and Brenton Bank and their respective shareholders. In making this determination, each board consulted with executive management, as well as Brenton's financial and legal advisors, and considered a variety of factors, including the following:

  . the current business environment for the banking industry, which includes intense and increasing competition, rapid technological change (including the development of Internet banking), consolidation and focus on fee-based income.

  . legislative changes which have removed or liberalized geographic and activity limitations for banks, investment banking companies and insurance companies.

  . the change in the Iowa banking structure whereby the banks with the leading market shares include a number of major out-of-state banks with resources far greater than those of Brenton.

  . the disparity that has developed between the price-earnings ratios of larger and smaller banking organizations and the added investment liquidity provided by a larger publicly-traded banking organization.

  . the board's review of other strategic alternatives potentially available to Brenton.

  . the value of the consideration being offered by Wells Fargo, and its relation to the market price of Brenton's stock during the negotiations (after taking into account the increase in Brenton's stock price shortly before the public announcement of the merger and the discussion of that price increase by Brenton's financial advisors).

  . the historical performance of Well Fargo's common stock and Wells Fargo's historical financial performance, as well as KBW's presentation regarding Wells Fargo.

  . the larger size and added geographic and product diversity provided by Wells Fargo.

  .  the tax free nature of the transaction to Brenton's shareholders.

  . the willingness of Brenton's largest shareholders to enter into agreements with Wells Fargo to vote for the merger agreement.

  .  Wells Fargo's substantial experience in consolidations.

  . Wells Fargo's record with respect to the employees and communities of the banks it acquires, Wells Fargo's commitments regarding employees and communities, and Wells Fargo's ability to offer a wide variety of products and services to Brenton's customers.

  .  the terms and conditions of the merger agreement and related agreements.

  .  the views of Brenton's executive management.

  . KBW's opinion that the consideration offered by Wells Fargo in the Brenton merger was fair to the Brenton shareholders from a financial point of view and KBW's opinion that the consideration offered by Wells Fargo in the Brenton Bank merger to Brenton Bank shareholders other than Brenton was fair to those shareholders.

Opinions of Brenton's Financial Advisor

   On March 8, 2000, Brenton retained KBW as its financial advisor in connection with Brenton's consideration of a possible business combination with a third party and to render opinions with respect to the fairness from a financial point of view of the consideration to be received by the shareholders of Brenton and shareholders of Brenton Bank. KBW was selected to act as Brenton's financial advisor based upon its qualifications, expertise and reputation. KBW specializes in rendering a range of investment banking services to banking enterprises and regularly engages in the valuation of banking businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

   On July 1, 2000, at the first meeting at which the Brenton board of directors reviewed the merger agreement and the proposed Brenton and Brenton Bank mergers (collectively, the "Transaction") with Wells Fargo, KBW rendered its oral opinion to the Brenton board that, as of such date, the consideration to be received by Brenton shareholders pursuant to the Brenton merger was fair to the shareholders of Brenton from a financial point of view. On July 3, 2000, at the meeting at which the Brenton Bank board of directors reviewed and approved the merger agreement subject to the final approval of Brenton's board, KBW rendered its oral opinion that the consideration to be received by the shareholders of Brenton Bank (other than Brenton) pursuant to the Brenton Bank merger was fair to such shareholders from a financial point of view. KBW reconfirmed its oral opinions of July 1, 2000 and July 3, 2000 by delivering written opinions to the Brenton board and Brenton Bank board, respectively, dated the date of this document to the effect that, as of the date thereof, the consideration to be received by the common shareholders of Brenton pursuant to the Brenton merger and the shareholders of Brenton Bank (other than Brenton) pursuant to the Brenton Bank merger was fair to such shareholders of Brenton and Brenton Bank from a financial point of view, respectively.

   The full text of the opinions of KBW, which set forth a description of the procedures followed, assumptions made, matters considered and limits on the review undertaken in connection with such opinions, are attached to this document as Appendix B and Appendix C and are incorporated herein by reference. Shareholders are urged to read the opinions in their entirety. KBW's opinions are directed to the Brenton board and Brenton Bank board and relate only to the fairness of the consideration provided for in the merger agreement from a financial point of view, do not address any other aspect of the proposed mergers or any related transaction and do not constitute a recommendation to any shareholder as to how such a shareholder should vote at the special meetings. The following summary of the opinions is qualified in its entirety by reference to the full text of the opinions.

   In rendering its opinions, KBW reviewed, analyzed and relied upon the following material relating to the financial and operating condition of Wells Fargo and Brenton:

  .  The merger agreement dated July 6, 2000;

  . Annual reports to shareholders and annual reports on Form 10-K of Wells Fargo and Brenton for the three years ended December 31, 1999;

  . Recent interim reports to shareholders and Quarterly Reports on Form 10-Q of Wells Fargo and Brenton;

  . Other recent communications from Wells Fargo and Brenton to their respective shareholders;

  . Call reports of Brenton Bank for the year ended December 31, 1999 and the quarter ended March 31, 2000;

  . Other financial information concerning the businesses and operations of Wells Fargo and Brenton furnished to KBW by Wells Fargo and Brenton for the purpose of KBW's analysis, including certain internal financial analyses and forecasts for Brenton prepared by senior management of Brenton;

  . Certain publicly available information concerning the trading of, and the trading market for, the common stock of Wells Fargo and Brenton;

  . Certain publicly available information with respect to banking companies and the nature and terms of certain other transactions that KBW considered relevant to its inquiry;

   Additionally, in connection with its written opinions attached as Appendix B and Appendix C to this document, KBW reviewed a draft of this document in substantially the form hereof. KBW also held discussions with senior management of Wells Fargo and Brenton concerning their past and current operations, financial condition and prospects, and regulatory relationships. KBW also considered such financial and other factors as it deemed appropriate under the circumstances and took into account its assessment of general economic, market and financial conditions and its experience in similar transactions, as well as its experience in securities valuation and its knowledge of financial institutions, including banks, bank holding companies, thrifts and finance companies generally. KBW's opinions were based upon conditions as they existed on the date of the opinions and could only be evaluated on the date thereof. In addition, the opinions were based upon information made available to KBW through the date thereof.

   In conducting its review and arriving at its opinions, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to it or publicly available, and KBW did not attempt to verify such information independently. KBW relied upon the management of Brenton as to the reasonableness and achievability of the financial and operating forecasts (the assumptions and basis therefor) provided to KBW and assumed that such forecasts reflected the best available estimates and judgments of such management and that such forecasts will be realized in the amounts and in the time periods estimated by management. KBW also assumed, without independent verification, that the aggregate allowances for loan losses for Wells Fargo and Brenton are adequate to cover such losses. KBW did not make or obtain any evaluations or appraisals of the property of Wells Fargo and Brenton, nor did KBW examine any individual loan credit files. In addition, KBW assumed, based on conversations with Wells Fargo and Brenton, that the Brenton merger and the Brenton Bank merger will each be accounted for as a purchase transaction under generally accepted accounting principles.

   The following summary, which includes the financial and market performance of peer groups for both Wells Fargo and Brenton, selected merger transactions, net present value analysis along with summaries relating to the floating exchange rate structure, minority interest valuation and the transaction overview, are the material financial analyses employed by KBW in connection with providing its opinions. This summary does not purport to be a complete description of all analyses employed by KBW.

   Transaction Overview. In providing an overview of the Transaction, KBW noted the total value of the consideration was approximately $269 million, comprised of the following: $256 million, or $12.56 per common share attributed to the common stock of Brenton, $5 million attributed to the inherent value of the in the money options of Brenton, and $9 million, or $665.16 per Brenton Bank share not owned by Brenton. KBW further noted the $12.56 per share consideration by Wells Fargo was approximately 9.48% below the June 30, 2000 stock price of $13.88 per share and a 35.4% premium to the May 22 weekly average stock price of $9.28 per share of Brenton common stock, the week prior to the week in which Brenton common stock experienced unusually high trading volume and a sudden increase in price. KBW further calculated the following multiples which the consideration of $12.56 per Brenton share represented:

   Brenton Basis                                                      Multiple
   -------------                                                      --------
   Last 12 months earnings per share.................................  15.70x
   Current year earnings per share estimate (Institutional Broker's
    Estimate System or "IBES" estimate)..............................  13.96x
   Forward year earnings per share estimate (IBES estimate)..........  12.56x
   Book value per share..............................................   1.92x
   Tangible book value per share.....................................   2.04x

   Selected Peer Group Analysis. KBW reviewed the financial and market performances of Wells Fargo, Brenton and each of their respective peer groups based on various financial measures, including earnings performance, operating efficiency, capital adequacy and asset quality, and various measures of market performance, including market to book values, price to earnings, price to estimated earnings and dividend yields. For purposes of such analysis, the financial information used by KBW for Wells Fargo and Brenton and their comparable companies was as of and for the quarter ended March 31, 2000 and market price information was as of June 30, 2000, unless otherwise noted. Additionally, estimated earnings per share data was generated by Institutional Broker's Estimate System ("IBES") unless otherwise noted. KBW uses these measurements to determine relative value of the respected companies within the financial services industry.

   The set of comparable companies used as peers of Brenton was comprised of thirteen Midwestern banking institutions having assets between $1.5 billion and $3.0 billion. These companies are listed as follows, along with the state in which each is headquartered.

   1st Source Corporation (IN)          Area Bancshares Corporation (KY)
   Corus Bankshares, Inc. (IL)          Integra Bank Corporation (IN)
   Community Trust Bancorp, Inc. (KY)   First Financial Corporation (IN)
   Chemical Financial Corporation (MI)  Irwin Financial Corporation (IN)
   Wintrust Financial Corporation (IL)  Independent Bank Corporation (MI)
   Mid-America Bancorp (KY)             Mississippi Valley Bancshares, Inc. (MO)
   Second Bancorp, Incorporated (OH)

   The following table compares the financial performance ratios of Brenton to its peer group as of March 31, 2000.

                                                              Midwestern Peers
   Financial Ratio                                    Brenton      Median
   ---------------                                    ------- ----------------
   Return on average assets..........................   0.94%       1.42%
   Return on average equity..........................  13.84%      14.25%
   Net interest margin...............................   3.82%       4.39%
   Efficiency ratio..................................  63.86%      56.96%
   Non-interest income/Total revenue.................  33.29%      19.95%
   Leverage ratio....................................   7.05%       8.82%
   Non-performing assets/Total loans and other real
    estate owned.....................................   0.72%       0.37%
   Loan loss reserves/Total loans....................   1.30%       1.50%

   KBW also compared the market performance ratios of the Brenton's peer group to both the June 30, 2000 and May 26, 2000 market performance ratios for Brenton. In addition, KBW analyzed earnings per share growth rates of Brenton and its peers. KBW's analysis showed the following concerning the median market performance ratios and earnings per share growth rates of Brenton and its peer group.

                                              Brenton
                                     -------------------------- Midwestern Peer
   Market Performance Ratios         May 26, 2000 June 30, 2000     Median
   -------------------------         ------------ ------------- ---------------
   Price to:
   ---------
     Current earnings per share
      estimate (IBES)...............    10.42x        15.42x         9.21x
     Book value per share...........     1.43x         2.12x         1.35x
   Dividend yield...................     3.84%         2.51%         3.38%

                                                                 Midwestern Peer
   EPS Growth Rates                                      Brenton     Median
   ----------------                                      ------- ---------------
   IBES Est. 2000 EPS/Fiscal 1999 Core EPS (1)..........  13.9%        9.3%
   IBES Est. 2001 EPS/IBES Est. 2000 EPS................  11.1%        9.1%

--------
  (1) Core EPS excludes any extraordinary items which may have affected earnings.

   KBW observed that the financial performance of Brenton was slightly below its peers. However, KBW noted that the efforts of the management and board of directors of Brenton to compete more effectively within the financial service industry, through the development and implementation of a sales discipline and partnership culture, had reduced earnings in recent years. KBW also noted the non-interest income/total revenue financial ratio and the EPS growth rates of Brenton were better than for its peers and represented progress toward meeting its objective. Within the marketplace, Brenton's market multiples were valued, prior to the sudden increase in price and unusually high trading volume before the announcement of the merger, at a slight premium to the median of its peers, in respect to price to earnings and price to book value.

   KBW also analyzed a set of comparable companies used as peers of Wells Fargo as well as the institution that submitted a proposal slightly higher than Wells Fargo (the "competing institution)." The peer group for Wells Fargo was comprised of eight financial institutions headquartered in the United States and having assets between $73 billion and $738 billion. This group included the following companies:

   Citigroup, Inc.                  Bank of America Corporation
   Chase Manhattan Corporation      Bank One Corporation
   First Union Corporation          Fleet Boston Financial
   U.S. Bancorp                     Firstar Corporation

   The following table is a review of the financial performance ratios of Wells Fargo compared to its peers and the competing institution.

                                                            Peers    Competing
   Financial Performance Ratio                  Wells Fargo Median  Institution
   ---------------------------                  ----------- ------  -----------
   Return on average assets...................      1.87%    1.55%      1.48%
   Return on average equity...................     18.00%   19.98%     15.25%
   Net interest margin........................      5.50%    3.73%      4.65%
   Efficiency ratio...........................     56.78%   56.84%     58.21%
   Non-interest income/Total revenue..........     42.70%   52.18%     33.94%
   Leverage ratio.............................      6.50%    6.70%      9.25%
   Non-performing assets/Total loans and other
    real estate owned.........................      0.74%    0.84%      0.24%
   Loan loss reserves/Total loans.............      2.59%    1.69%      1.61%

   KBW also analyzed the market performance ratios of Wells Fargo, its peer group, and the competing institution.

                                                             Peers    Competing
   Market Performance Ratios                     Wells Fargo Median  Institution
   -------------------------                     ----------- ------  -----------
   Price to:
   ---------
     2000 KBW earnings per share estimate.......    15.50x   10.11x     10.44x
     2001 KBW earnings per share estimate ......    13.84x    9.05x      9.44x
     Book value per share.......................     2.70x    2.00x      1.68x
     Tangible book value per share..............     4.59x    2.87x      1.79x
   Dividend yield...............................     2.27%    4.00%      2.08%
   Dividend payout..............................    35.20%   38.78%     21.75%

   KBW further analyzed (as set forth in the following tables) the EPS growth rates, total return analysis over various time periods, and the average daily volume for the last 30 days, comparing Wells Fargo to its peers and the competing institution.

                                                             Peers    Competing
   EPS Growth Rates                              Wells Fargo Median  Institution
   ----------------                              ----------- ------  -----------
   KBW Est. 2000 EPS/Fiscal 1999 EPS............    12.11%   11.43%     10.04%
   KBW Est. 2001 EPS/KBW Est. 2000 EPS..........    12.00%   11.45%     10.53%

                                                            Peers     Competing
   Annualized Total Return Analysis             Wells Fargo Median   Institution
   --------------------------------             ----------- ------   -----------
   One year....................................    (7.45%)  (30.85%)   (20.93%)
   Three year..................................    12.06%    (1.04%)     7.44%
   Five year...................................    24.88%    14.81%     14.50%
   Ten year....................................    25.26%    17.90%     16.45%

                                                            Peers     Competing
   Average Daily Volume                      Wells Fargo   Median    Institution
   --------------------                      ----------- ----------- -----------
   Shares Traded............................ 4.0 million 4.1 million   93,000

   When comparing Wells Fargo's financial and market performance ratios to its peers and the competing institution, KBW observed:

  1. Wells Fargo had higher financial performance ratios based on return on average assets, net interest margin and loan loss reserve to loans, as compared to its peers and in general, higher financial performance ratios as compared to the competing institution.

  2. Wells Fargo was trading at higher market performance ratios,

  3. The total return performance of Wells Fargo stock was better, and

  4. The liquidity of Wells Fargo stock was nearly equivalent to its peers and far exceeded the competing institution

   Selected Merger Transactions. KBW also analyzed the Transaction against selected bank merger transactions. The analysis was based upon the acquisition price of these transactions relative to the last twelve months earnings, current earnings estimates, forward earnings estimates, stated book value and stated tangible book value. The information analyzed was compiled by KBW from both internal sources and a data firm that monitors and publishes transaction summaries and descriptions of mergers and acquisitions in the financial services industry.

   Due to the recent decline in the number of bank mergers since the fourth quarter of 1999, the first group of merger transactions consisted of only four transactions in the second quarter of 2000 having a value greater than $150 million at announcement. Within this group, three of the four transactions (the "adjusted first group") were deemed more comparable due to the seller having similar characteristics to Brenton. KBW compared the first group and the adjusted first group to the Transaction. In addition, KBW analyzed a second group consisting of selected bank merger and acquisition transactions since January 1999 that were valued between $200 million and $350 million at announcement. Due to the recent decline in bank stock valuations since the fourth quarter 1999, KBW adjusted the transaction multiples to reflect the acquirors' current market prices. In this analysis, the median change in the acquiror's stock price was a decline of 20%. The following table compares information derived by KBW with respect to the selected merger transactions.

                                                         Average
                                                 -----------------------
                                                                         Median
                                                              Adjusted   Second
   Transaction Multiples           Wells/Brenton First Group First Group Group
   ---------------------           ------------- ----------- ----------- ------
   Number of transactions........                       4           3       14
   Price to last twelve months
    earnings.....................      15.70x       19.49x      15.03x   16.17x
   Price to current IBES earnings
    estimate.....................      13.96x       15.85x      11.36x   14.07x
   Price to forward IBES earnings
    estimate.....................      12.56x       15.01x      10.89x   12.77x
   Price to book value...........       1.92x        2.11x       1.72x    2.42x
   Price to tangible book value..       2.04x        2.28x       1.96x    2.52x

   KBW observed that the Brenton merger (i) is within the range of these comparable transactions represented by the average multiples of the first group, as adjusted and the median multiples for the second group, and (ii) were consistent with the trend in bank merger valuations and the then slow environment for bank mergers.

   Net Present Value Per Share Analysis. KBW used a net present value analysis that analyzed a stream of cash flows and free capital which would be derived from Brenton to determine theoretical valuation ranges which (i) the general market would deem appropriate for an independent institution and (ii) an acquiror would be willing to pay in a control-sale transaction. The analysis assumed the following:

  . Projected 2000 net income of Brenton, with assumed average net income growth of 8.30%

  .  Projected average asset growth rates of 5.00% for 2000 and thereafter

  .  Brenton would maintain a 7.00% leverage ratio

  . Market multiples (applicable multiples for Brenton if it were to remain an independent institution) of 10 and 11 times earnings and control-sale multiples (applicable multiples that Brenton would achieve if the company were sold) of 14 and 15 times for the fifth fiscal year

  .  Discount rates of 12%, 13% and 14%

   The analysis assumes that any initial and future excess capital above the required amount to maintain a 7.00% leverage ratio is free capital and, along with a terminal value, is present valued at different multiples to earnings and discount rates. Based on such assumptions, KBW's analysis implied the following theoretical range of values per share of Brenton common stock, on an independent basis assuming market multiples and a control-sale basis at control-sale multiples:

                                                                     Control-
   Net Present Value Per Share                   Market Multiples Sale Multiples
   ---------------------------                   ---------------- --------------
   Low valuation................................      $8.37           $10.77
   High valuation...............................      $9.87           $12.54

   KBW observed that the value of Brenton common stock prior to the sudden increase in price and unusually high trading volume before the announcement of the merger and the value received in the Brenton merger were both close to or above the high-end range of net present values based on market multiples and a control-sale multiples, respectively. KBW stated that the net present value analysis is a widely-used valuation methodology but noted that it relies on numerous assumptions, including asset and earnings growth rates, terminal values and discount rates. The analysis does not purport to be indicative of the actual values or expected values of Brenton common stock.

   Internal Rate of Return Analysis. KBW estimated rates of returns using a present value analysis over a five-year period, which Wells Fargo may realize from the Transaction given the following assumptions:

  . Projected 2000 net income of Brenton, with assumed average net income growth of 8.30%

  .  Projected average asset growth rates of 5.00% for 2000 and thereafter

  .  Brenton would maintain a 7.00% leverage ratio

  . Percentage cost savings of Brenton's non-interest expenses to be achieved in the Transaction of 25% in 2001 and 40% in 2002 and thereafter

  . Discount rates to achieve perpetuity values in the fifth year ranging between 10% to 12%

   Based on these assumptions, KBW projected rates of returns ranging between 20.55% to 23.74%, which KBW deemed adequate thresholds for Wells Fargo. KBW stated that the internal rate of return analysis is a widely-used valuation methodology but noted that it relies on numerous assumptions, including asset and earnings growth rates, cost savings, perpetuity values and discount rates. This analysis does not purport to be indicative of the actual returns or expected returns which Wells Fargo may achieve from this Transaction.

   Floating Exchange Ratio Summary and Dividend Impact. KBW reviewed with the Brenton board an analysis describing the floating rate structure. As part of the terms of the Transaction, the value of the Transaction will remain constant until the special meetings, whereupon the final exchange ratio will be set based upon a measurement price for Wells Fargo common stock. The final exchange ratio will determine the amount of Wells Fargo common stock to be received by Brenton shareholders (assuming no change in the number of outstanding shares of Brenton common stock prior to closing). The measurement price will be determined by averaging the New York Stock Exchange-only closing prices of Wells Fargo common stock over the 15-day trading period prior to the Brenton special meeting. KBW analyzed sample measurement prices, which were based upon the market price of Wells Fargo, within the range of $35 to $43 per share, which corresponds to approximate exchange ratios of 0.37 to 0.30, respectively and approximate pro forma ownership percentages of Wells Fargo of 0.44% to 0.36%, respectively. In addition, KBW analyzed the dividend impact to Brenton shareholders given this range of measurement prices and implied exchange ratios. Since the time of announcement of the Transaction, Wells Fargo's stock price has fluctuated above such range. Given such fluctuation, KBW has increased the top of the range of sample Wells Fargo measurement prices, for illustration purposes, to $47 and $50. The following table illustrates the percentage decrease in common dividends to a share of Brenton common stock within this range of measurement prices:

                                 Implied                                    % Change in
      Sample Wells Fargo         Exhange             Pro Forma             Brenton Common
      Measurement Price           Ratio              Ownership             Stock Dividend
      ------------------         -------             ---------             --------------
        $35.00                    0.371                0.44%                    (6.2%)
        $43.00                    0.302                0.36%                   (23.6%)
        $47.00                    0.276                0.33%                   (30.1%)
        $50.00                    0.260                0.31%                   (34.3%)

   Minority Interest Valuation. Wells Fargo determined a value for the minority interest in Brenton Bank (the stock owned by shareholders other than Brenton) to be approximately $8.8 million. KBW reviewed this analysis, which was based on an equivalent tangible book value multiple received by Brenton common shareholders in the Brenton Bank merger. With the substantial majority of Brenton's assets and earnings attributed by Brenton Bank, KBW observed this was a fair representation and method in determining such value.

   The summary contained herein provides a description of the material analyses prepared by KBW in connection with the rendering of its opinions. The summary set forth above does not purport to be a complete description of the analyses performed by KBW in connection with the rendering of its opinions. The preparations of the fairness opinions are not necessarily susceptible to partial analysis or summary description. KBW believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses without considering all analyses, or selecting part of the above summary, without considering all factors and analyses, would create an incomplete view of the processes underlying the analyses set forth in KBW's presentations and opinions. The ranges of valuations resulting from any particular analysis described above should not be taken to be KBW's view of the actual value of Wells Fargo and Brenton. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analyses.

   In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Wells Fargo and Brenton. The analyses performed by KBW are not necessarily indicative of actual values or actual future results which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of KBW's analysis of the fairness, from a financial point of view, and were provided to the Brenton board and the Brenton Bank board in connection with the delivery of KBW's opinions. The analyses do not purport to be appraisals or to reflect the prices at which a company actually might be sold or the prices at which any securities may trade at the present time or at any time in the future. In addition, as described above, each of KBW's opinions, along with its presentation to the Brenton board and Brenton Bank board, was just one of many factors taken into consideration by the respective boards in approving the merger agreement.

   Pursuant to its engagement letter with KBW, Brenton agreed to pay KBW a financial advisory fee of $25,000 upon signing the engagement letter and a fee of $250,000 upon receipt of a definitive merger agreement. In addition, Brenton agreed to pay KBW a contingent fee equal to 0.78% of the market value of the aggregate consideration received in the Transaction. Based on the number of fully converted shares and options of Brenton common stock on October 12, 2000, and the value of the minority interest in Brenton Bank, the aggregate consideration for the mergers would be approximately $269 million and would generate a contingent fee of approximately $2.1 million to KBW. The actual amount of the contingent fee will depend upon the per share value of Wells Fargo common stock and the number of shares of Brenton common stock and Brenton Bank common stock held by shareholders other than Brenton outstanding on the effective date of the mergers. All fees paid by Brenton prior to the closing of the transaction will be credited against the contingent fee. Brenton has also agreed to reimburse KBW for its reasonable out-of-pocket expenses, including the fees and expenses of legal counsel and any other advisor retained by KBW. Brenton has also agreed to indemnify KBW, its affiliates, and their respective partners, directors, officers, agents, consultants, employees and controlling persons against certain liabilities, including liabilities under the Federal securities laws. In addition, KBW has provided, and may provide in the future, certain investment banking services to Brenton from time to time, for which it has received, and will receive, customary compensation, including acting as financial advisor for Brenton in connection with the merger agreement.

   In the ordinary course of its business as a broker-dealer, KBW may, from time to time, purchase securities from, and sell securities to, Wells Fargo and Brenton, and as a market maker in securities, KBW may, from time to time, have a long or short position in, and buy or sell, equity securities of Wells Fargo and Brenton for its own account and for the accounts of its customers. To the extent that KBW has any such position as of the date of the fairness opinions attached as Appendix B and Appendix C hereto, it has been disclosed to Brenton.

Additional Interests of Management

   The directors and executive officers of Brenton and Brenton Bank have interests in the mergers that are in addition to their interests as shareholders generally. The boards of directors of Brenton and Brenton Bank were aware of these interests and considered them, among other things, when they approved the mergers.

   Change of Control Severance Payments. Brenton currently has in force "change in control" severance agreements with the following executives: Robert L. DeMeulenaere, Larry A. Mindrup, Phillip L. Risley,

Steven T. Schuler, Norman D. Schuneman and Woodward G. Brenton. Each change in control severance agreement provides that if the executive is terminated without "cause" (as defined in the agreement) by Brenton or the acquiring company, or the executive terminates his employment for "good reason" (as defined in the agreement), within two years of a "change in control" (as defined in the agreement) such individual will be entitled to certain benefits. The benefits (which are in addition to the payment of any accrued salary, pro rata bonus and benefits for the year of termination), are payable within 20 days following the executive's termination and include a lump sum cash payment equal to 2 times the executive's base salary plus 2 times the executive's average annual bonus during the past three years. Mr. DeMeulenaere, however, is entitled to a lump sum cash payment and bonus as above computed using a multiple of 2.5 (instead of a multiple of 2). In addition, Brenton will provide continued medical, dental, accident and life insurance benefits for a period of 2 years following the executive's termination. Notwithstanding the above, if the payments and benefits under the change of control severance agreements are determined to be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then the amounts payable under the change in control agreement will be reduced to the maximum amount as will result in no portion of the payments being subject to such excise tax. The amount that these executives would receive under the change in control agreements in the aggregate would be approximately equal to $2,705,000.

   Side Agreement. In connection with the merger agreement, Wells Fargo and Brenton entered into a side agreement that provides among other things:

  . For purposes of Brenton's 1996 Stock Option Plan, any employee of Brenton whose sum of age and years of service equals or exceeds 55 at the time of termination of employment for any reason (excluding termination for cause) shall be deemed to have reached "retirement" (prior to age 65).

  . Brenton may pay bonuses in 2000 in an amount equal to the amounts actually earned by employees under the existing bonus plans of Brenton plus an amount up to but not exceeding $1 million, such bonuses to be allocated as agreed between Brenton and Wells Fargo.

  . Brenton may pay special bonuses in recognition of service to Brenton in its discretion up to an aggregate amount of $600,000.

  .  Office and secretarial support will continue to be provided for William
     H. Brenton and J. C. Brenton for a period of three years and for C. Robert Brenton for a period of seven years.

  . The current levels of medical insurance coverage will continue to be provided for William H. Brenton, C. Robert Brenton and J. C. Brenton under Wells Fargo's retiree medical insurance plan.

   Indemnification and Continued Insurance Coverage. Wells Fargo has agreed to provide certain indemnification to officers and directors of Brenton and Brenton Bank, as well as maintain directors' and officers' insurance coverage for a specified period of time after the mergers. See "The Merger Agreement-- Certain Covenants--Other Covenants" on page 41.

Non-Competition Agreements

   In connection with the merger agreement, Wells Fargo entered into non-competition agreements with the following executive officers of Brenton Bank:
Robert L. DeMeulenaere, Larry A. Mindrup and Woodward G. Brenton. Mr. DeMeulenaere is also an executive officer of Brenton.

   Each executive has agreed that, beginning on July 6, 2000 and ending on the first anniversary of the date of the Brenton merger, he will not, by himself or through associates, agents, employee or others, directly or indirectly, do any of the following within the state of Iowa:

  . attempt to divert any of the business of Brenton, Brenton Bank or Wells Fargo or any business that Brenton, Brenton Bank or Wells Fargo has a reasonable expectation of obtaining by soliciting, contacting or communicating with any customers and/or potential customers of Brenton, Brenton

     Bank or Wells Fargo (in the case of Mr. Mindrup, however, this restriction is limited to within a 10-mile radius of existing locations of Brenton, Brenton Bank or Wells Fargo);

  . communicate to or use for the benefit of any person, any of the confidential information, trade or business secrets used by Brenton, Brenton Bank or Wells Fargo nor disclose the proprietary methods of conducting the business of Brenton, Brenton Bank or Wells Fargo;

  . solicit, directly or indirectly, an employee of Brenton, Brenton Bank or Wells Fargo for the purpose of encouraging that employee to leave his or her employment.

   Messrs. DeMeulenaere and Brenton have also each agreed not to do any of the following within the state of Iowa during this period:

  .  engage in the commercial banking or thrift business;

  . aid or assist anyone in engaging in or entering into the commercial banking or thrift business, other than as an employee;

  . reestablish or reopen any business substantially the same as all or any part of the business of Brenton, Brenton Bank or Wells Fargo (other than the commercial banking or thrift business);

  . in any manner become interested directly or indirectly, as employee, owner, partner, shareholder, director, officer or otherwise, in a commercial banking or thrift business; provided, however, that for purposes of this provision, the term "shareholder" does not include any investment in an organization where he owns less than 5% of the shares or other equity interests issued and outstanding;

Dissenters' Appraisal Rights

   Shareholders of Brenton and Brenton Bank are entitled to dissenters' appraisal rights in connection with the Brenton merger and the Brenton Bank merger, respectively. The procedures for preserving and exercising dissenters' appraisal rights are set forth in the provisions of Title XII, Subtitle 2, Chapter 490, Division XIII, Part B of the Iowa Business Corporation Act and
Section 524.1406 of the Iowa Banking Act (which provides for the same rights and remedies offered by the Iowa Business Corporation Act). The following is a description of those provisions. It is not complete and is qualified by reference to the actual provisions, a copy of which is included in Appendix D to this document.

   Brenton Bank shareholders are advised that, in determining the fair value of their shares of Brenton Bank common stock, due consideration will be given to valuation issues acknowledged and authorized by the Internal Revenue Code, including discounts for minority interests and discounts for lack of marketability.

   For purposes of the following description of the rights and obligations of shareholders of Brenton and Brenton Bank under the Iowa dissenters' appraisal rights statute:

  . the term "corporation" refers to Brenton in the context of the Brenton merger and Brenton Bank in the context of the Brenton Bank merger.

  . the term "shareholder" refers to a holder of Brenton common stock in the context of the Brenton merger and a holder of Brenton Bank common stock (other than Brenton) in the context of the Brenton Bank merger; and

  . the term "merger" means the Brenton merger for Brenton shareholders and the Brenton Bank merger for Brenton Bank shareholders.

   Notice of Dissenters' Appraisal Rights. The corporation is required to notify its shareholders of their dissenters' appraisal rights and to provide them with a copy of Title XII, Subtitle 2, Chapter 490, Division XIII, Part B of the Iowa Business Corporation Act. This document, including the notice of special meeting of Brenton shareholders and the notice of special meeting of Brenton Bank shareholders, constitutes the required notice to shareholders of Brenton and Brenton Bank. A copy of Title XII, Subtitle 2, Chapter 490, Division XIII, Part B of the Iowa Business Corporation Act is included in Appendix D to this document.

   Preserving Dissenters' Appraisal Rights. To preserve your dissenters' appraisal rights, you must do each of the following:

  . deliver to the corporation, before the vote is taken at the special meeting of shareholders, written notice of your intent to demand payment for your shares if the merger is completed; and

  .  not vote your shares of corporation common stock in favor of the merger.

If you sign and return a proxy without voting instructions, and do not revoke the proxy, the proxy will be voted for the merger.

   Notice of Merger Approval. If the merger is approved by the corporation's shareholders, the corporation must deliver, within 10 days after approval, a written dissenters' notice to all shareholders who preserved their dissenters' appraisal rights. The notice must do all of the following:

  . state where the payment demand must be sent and where and when certificates for certificate shares must be deposited;

  . inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

  . supply a form for demanding payment that includes the date of the first announcement to the news media or to shareholders of the terms of the merger and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

  . set a date by which the corporation must receive the payment demand, which date must not be fewer than 30 nor more than 60 days after the dissenters' notice is delivered; and

  . be accompanied by a copy of Title XII, Subtitle 2, Chapter 490, Division XIII of the Iowa Business Corporation Act.

   Duty to Demand Payment. A shareholder who is sent a dissenters' notice must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date of the first announcement to the news media or to shareholders of the terms of the merger, and deposit the shareholder's certificates in accordance with the terms of the dissenters' notice. A shareholder who demands payment and so deposits the shareholder's shares retains all other rights of a shareholder until these rights are canceled or modified by the merger. A shareholder who does not demand payment or who does not deposit the shareholder's shares where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares.

   Share Restrictions. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the merger is completed or until the restrictions are released because the merger is not completed. The person for whom dissenters' appraisal rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the merger.

   Payment. Except as to after-acquired shares as discussed below, at the time the merger is completed, or upon receipt of a payment demand, whichever occurs later, the corporation must pay to each dissenter who demanded payment in the manner required, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest. The payment must be accompanied by all of the following:

  . the corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

  . a statement of the corporation's estimate of the fair value of the shares;

  .  an explanation of how the interest was calculated;

  . a statement of the dissenter's right to demand payment if the dissenter is dissatisfied with the corporation's payment offer; and

  .  a copy of the Iowa dissenters' rights statute.

   Failure of the Corporation to Complete Merger. If the corporation does not complete the merger within 180 days after the date set for demanding payment and depositing share certificates, the corporation must return the deposited certificates and release the transfer restrictions on uncertificated shares. If after returning deposited certificates and releasing transfer restrictions, the corporation completes the merger, it must send a new dissenters' notice as if the merger was completed without a vote of shareholders and repeat the demand procedure.

   After-Acquired Shares. The corporation may elect to withhold payment to a dissenting shareholder if the dissenter was not the beneficial owner of the shares before the date of the first announcement to the news media or to shareholders of the terms of the merger. The terms of the merger were first announced to the news media on July 7, 2000. If the corporation elects to withhold payment, it must, after completing the merger, estimate the fair value of the shares, plus accrued interest, and pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation will send with its offer a statement of the estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment if the dissenter is dissatisfied with the corporation's payment offer.

   Procedure if Dissatisfied With Payment or Offer. A dissenter may (a) notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and the amount of interest due, and demand payment of the dissenter's estimate, less any payment made by the corporation, or (b) in the case of after-acquired shares, reject the corporation's offer and demand payment of the fair value of the shares and interest due, if any of the following apply:

  . The dissenter believes that the amount paid, or the amount offered in the case of after-acquired shares, is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

  . The corporation fails to make payment within 60 days after the date set for demanding payment; or

  . The corporation, having failed to complete the merger, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

A dissenter waives the dissenter's rights to demand payment unless the dissenter notifies the corporation of the dissenter's demand in writing within 30 days after the corporation made payment, or in the case of after-acquired shares offered payment, for the dissenter's shares.

   Court Action. If a dissenter's demand for payment remains unsettled, the corporation will commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it must pay each dissenter whose demand remains unsettled the amount demanded. The corporation must make all dissenters, whether or not residents of Iowa, whose demands remain unsettled parties to the proceeding and must serve them all with a copy of the petition. The court may appoint one or more appraisers to receive evidence and recommend decision on the question of fair value. Each dissenter made a party to the proceeding is entitled to a judgment for either:

  . the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation; or

  . the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment.

   Court Costs and Counsel Fees. The court will determine all costs of the appraisal proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment. Also, the court may assess the fees and expenses of counsel and experts for the respective parties as follows:

  . against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 490.1320 through 490.1328 of the Iowa Business Corporation Act; or

  . against either the corporation or a dissenter, in favor of the other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided in the dissenters' rights statute.

If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

   Brenton shareholders are advised that the merger agreement will be approved if the holders of a majority of the shares of Brenton common stock outstanding at the record date vote in favor of it. The holders of 4,170,110 shares of Brenton common stock, representing approximately 20% of the shares of Brenton common stock outstanding at the record date, have agreed to vote their shares of Brenton common stock in favor of the merger agreement. In addition, executive officers of Brenton owning 237,037 shares of Brenton common stock, representing approximately one percent of the shares of Brenton common stock outstanding at the record date, have indicated to Brenton that they intend to vote their shares in favor of the merger agreement.

   Brenton Bank shareholders are advised that the merger agreement will be approved if the holders of a majority of the votes entitled to be cast at the special meeting of Brenton Bank shareholders are cast in favor of it. Brenton has agreed to vote in favor of the merger agreement all shares of Brenton Bank common stock owned by it at the record date for the special meeting. At the record date for the special meeting, Brenton owned 331,961 shares of Brenton Bank common stock, representing approximately 96% of the shares of Brenton Bank common stock entitled to vote at the special meeting and enough to approve the bank merger without the concurrence of any other Brenton Bank shareholders. The bank merger will not occur if the Brenton merger is not completed.

Exchange of Certificates

   After completion of the mergers, Wells Fargo Bank Minnesota, National Association, acting as exchange agent for Wells Fargo, will mail to each holder of record of shares of Brenton common stock or Brenton Bank common stock a form of letter of transmittal, together with instructions for the exchange of the holder's stock certificates for a certificate representing Wells Fargo common stock.

   Shareholders of Brenton and Brenton Bank should not send in their certificates until they receive the letter of transmittal form and instructions.

   No dividend or other distribution declared on Wells Fargo common stock after completion of the mergers will be paid to the holder of any certificates for shares of Brenton common stock or Brenton Bank common stock until after the certificates have been surrendered for exchange.

   When the exchange agent receives a surrendered certificate or certificates from a shareholder, together with a properly completed letter of transmittal, it will issue and mail to the shareholder a certificate representing the number of whole shares of Wells Fargo common stock to which the shareholder is entitled,

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

plus cash for the amount of any remaining fractional share and any cash dividends that are payable with respect to the shares of Wells Fargo common stock so issued. No interest will be paid on the fractional share amount or amounts payable as dividends or other distributions.

   A certificate for Wells Fargo common stock may be issued in a name other than the name in which the surrendered certificate is registered if (a) the certificate surrendered is properly endorsed and accompanied by all documents required to transfer the shares to the new holder and (b) the person requesting the issuance of the Wells Fargo common stock certificate either pays to the exchange agent in advance any transfer and other taxes due or establishes to the satisfaction of the exchange agent that such taxes have been paid or are not due.

   The exchange agent will issue stock certificates for Wells Fargo common stock in exchange for lost, stolen or destroyed certificates for Brenton common stock or Brenton Bank common stock, as the case may be, upon receipt of a lost certificate affidavit and a bond indemnifying Wells Fargo for any claim that may be made against Wells Fargo as a result of the lost, stolen or destroyed certificates.

   After completion of the mergers, no transfers will be permitted on the books of Brenton or Brenton Bank. If, after completion of the mergers, certificates for Brenton common stock or Brenton Bank are presented for transfer to the exchange agent, they will be canceled and exchanged for certificates representing Wells Fargo common stock.

   None of Wells Fargo, Brenton, Brenton Bank, the exchange agent or any other person will be liable to any former holder of Brenton common stock or Brenton Bank common stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

Regulatory Approvals

   Federal Reserve Board Approval. The Brenton merger is subject to the prior approval of the Board of Governors of the Federal Reserve System. The approval of the Federal Reserve Board is required because Wells Fargo is a bank holding company registered under the Bank Holding Company Act that is proposing to acquire another bank holding company, Brenton. Wells Fargo has filed an application with the Federal Reserve Board requesting approval of the merger. Copies of the application have been or will be provided to the U.S. Department of Justice and other governmental agencies. The application describes the terms of the merger, the parties involved, the activities to be conducted by Wells Fargo as a result of the merger, the source of funds for the merger and provides other financial and managerial information.

   In evaluating the application, the Federal Reserve Board will consider the financial and managerial resources and prospects of the existing and combined institutions and the benefits that may be expected from the Brenton merger. Among other things, the Federal Reserve Board will evaluate the capital adequacy of Wells Fargo before and after completion of the merger and Wells Fargo's record of addressing the credit needs of the communities it serves, including the needs of low and moderate income neighborhoods, consistent with the safe and sound operation of its subsidiary banks, under the Community Reinvestment Act of 1977.

   The Federal Reserve Board may deny an application if it determines that the transaction would result in a monopoly or be in furtherance of any combination or conspiracy to monopolize or attempt to monopolize a given business activity in any part of the United States. The Federal Reserve Board may also deny an application if it determines that the transaction would substantially lessen competition or would tend to create a monopoly in any section of the country, or would in any other manner result in a restraint of trade, unless the Federal Reserve Board finds that the anti-competitive effects of the transaction are clearly outweighed by the probable effects of the transaction in providing benefits to the public.

   Wells Fargo anticipates that it will be required to make divestitures of certain Brenton Bank branches to obtain these regulatory approvals and to prevent the Brenton merger from being challenged by the Department of Justice.

   Applicable federal law provides for the publication of notice and public comment on the application filed by Wells Fargo with the Federal Reserve Board. Under current law, the Brenton merger may not be completed until the Federal Reserve Board has approved it.

   Iowa Superintendent of Banking Approval. The Iowa Superintendent of Banking must approve the Brenton Bank merger. Wells Fargo has filed an application with the Iowa Superintendent of Banking requesting approval of the merger. Following receipt of Wells Fargo's application, the Superintendent will ascertain, among other things, whether:

  . the merger agreement adequately protects the interests of depositors, other creditors of the bank and its shareholders; and

  . the merger would be consistent with adequate and sound banking and in the public interest on the basis of the financial history and condition of the parties to the merger agreement, including:

    .  the adequacy of the capital structure of the resulting state bank,

    .  the character of the management of the resulting state bank,

    .  the potential effect of the merger on competition, and

    . the convenience and needs of the area primarily to be served by the resulting state bank.

   If the Superintendent requests it, Brenton and Wells Fargo must provide a calculation and appropriate certification that the proposed mergers will not violate Iowa's 15% deposit cap law.

   Within 180 days after receiving the application, the Superintendent will make a decision whether to approve the Brenton Bank merger. Wells Fargo, Brenton and Brenton Bank will use their efforts to get approval as soon as possible, although there can be no guarantee if and when approval will be obtained.

   The approval of an application means only that the regulatory criteria for approval have been satisfied or waived. It does not mean that the approving authority has determined that the consideration to be received by Brenton shareholders or Brenton Bank shareholders is fair. Regulatory approval does not constitute an endorsement or recommendation of the mergers.

   Wells Fargo and Brenton are not aware of any governmental approvals or compliance with banking laws and regulations that are required for the mergers to become effective other than those described above. Wells Fargo and Brenton intend to seek any other approval and to take any other action that may be required to effect the mergers. There can be no assurance that any required approval or action can be obtained or taken prior to the special meetings.

   The mergers cannot be completed unless all necessary regulatory approvals are granted. In addition, Wells Fargo may elect not to complete the mergers if any condition under which any regulatory approval is granted is unreasonably burdensome to Wells Fargo. See "The Merger Agreement--Conditions to the Merger" and "--Termination of the Merger Agreement and Termination Fee" on page 42.

Effect of Merger on Brenton's Employee Benefit Plans

   Each person who, as of the effective date of the Brenton merger, is an employee of Brenton or a Brenton subsidiary (each, an "eligible employee") will be eligible to participate in the employee welfare plans of Wells Fargo specified in the merger agreement, subject to any eligibility requirements applicable to such plans. Eligible employees will enter each of such plans not later than the first day of the calendar quarter which begins at least 32 days after completion of the Brenton merger unless that entry date would occur on or after October 1, 2000 and on or before December 31, 2000, in which case the eligible employees would enter the plans as of January 1, 2001.

   Eligible employees will be eligible to participate in the Wells Fargo 401(k) plan, subject to any eligibility requirements applicable to the plan. Eligible employees will receive full credit for years of past service to Brenton or the Brenton subsidiary (or their predecessors in interest), to the extent that such service is currently given credit under Brenton's existing 401(k) plan, for the purpose of satisfying any eligibility and vesting periods applicable to the Wells Fargo 401(k) plan. Eligible employees will be eligible to participate in the Wells Fargo cash balance plan, subject to any eligibility requirements applicable to the plan. Eligible employees will receive full credit for years of past service to Brenton or the Brenton subsidiary, to the extent credited under Brenton's defined contribution plan, for the purpose of satisfying any eligibility and vesting periods applicable to the cash balance plan but not with respect to calculating compensation credits under the cash balance plan. In addition, eligible employees will be eligible for access to Wells Fargo's retiree medical benefits, subject to any eligibility requirements, and Wells Fargo will recognize years of past service to Brenton or the Brenton subsidiary for eligibility purposes.

U.S. Federal Income Tax Consequences Of The Mergers

   The following is a summary of the anticipated material U.S. federal income tax consequences of the Brenton merger to Brenton shareholders who hold Brenton common stock as a capital asset and of the Brenton Bank merger to Brenton Bank shareholders who hold Brenton Bank common stock as a capital asset. The summary is based on the Internal Revenue Code of 1986, as amended, U.S. Treasury Regulations, administrative rulings and court decisions, as in effect as of the date of this document, all of which are subject to change at any time, possibly with retroactive effect. This summary is not a complete description of all of the tax consequences of the mergers. In particular, this summary may not address U.S. federal income tax considerations applicable to you if you are subject to special treatment under U.S. federal income tax law, including, for example:

  .  holders who are neither citizens nor residents of the United States;

  .  financial institutions;

  .  securities dealers;

  . securities traders who elect to apply a mark-to-market method of accounting;

  .  insurance companies;

  .  tax-exempt entities;

  . holders who acquired their shares of Brenton or Brenton Bank common stock through exercise of an employee stock option or right, or otherwise as compensation; and

  . holders who hold Brenton or Brenton Bank common stock as part of a hedge, straddle, conversion or constructive sale transaction.

   Also, this document does not provide information about the tax consequences of the mergers under applicable foreign, state or local laws or under any federal laws other than those relating to U.S. federal income tax.

   You are urged to consult your tax advisors about the particular consequences to you of the Brenton merger or the Brenton Bank merger, as the case may be, including the effects of U.S. federal, state or local, or foreign and other tax laws.

   In connection with the filing with the SEC of the registration statement containing this document, the law firm of Sullivan & Cromwell has delivered to Brenton an opinion addressing the material U.S. federal income tax consequences of the Brenton merger and the Brenton Bank merger. This opinion has been rendered on the basis of facts, representations and assumptions set forth or referred to in the opinion. In rendering this opinion, Sullivan & Cromwell relied upon representations contained in certificates of officers of Wells Fargo and Brenton and the continued accuracy and completeness of such representations that, if incorrect in certain material respects, would jeopardize the conclusions reached by Sullivan & Cromwell in its opinion. Neither Brenton nor Wells Fargo has requested nor will require an advance ruling from the Internal Revenue Service with respect to the tax consequences of the Brenton merger or Brenton Bank merger.

   Brenton Merger. In the opinion of Sullivan & Cromwell, based on the facts, representations and assumptions described above, the Brenton merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. No gain or loss will be recognized by the holders of Brenton common stock upon receipt of Wells Fargo common stock in the Brenton merger, except with respect to cash received instead of fractional shares of Wells Fargo common stock. The aggregate tax basis of Wells Fargo common stock received, including fractional shares deemed received and redeemed as described below, by the shareholders of Brenton will equal such shareholder's aggregate tax basis of the Brenton common stock exchanged therefor. The holding period of shares of Wells Fargo common stock received in the Brenton merger, including fractional shares deemed received and redeemed as described below, by the shareholders of Brenton will include the period during which the shares of Brenton common stock were held.

   Brenton Bank Merger. In the opinion of Sullivan & Cromwell, based on the facts, representations and assumptions described above, the Brenton Bank merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. No gain or loss will be recognized by the holders of Brenton Bank common stock upon receipt of Wells Fargo common stock in the Brenton Bank merger, except with respect to cash received instead of fractional shares of Wells Fargo common stock. The aggregate tax basis of Wells Fargo common stock received, including fractional shares deemed received and redeemed as described below, by the shareholders of Brenton Bank will equal such shareholder's aggregate tax basis of the Brenton Bank common stock exchanged therefor. The holding period of shares of Wells Fargo common stock received in the Brenton Bank merger, including fractional shares deemed received and redeemed as described below, by the shareholders of Brenton Bank will include the period during which the shares of Brenton Bank common stock were held.

   Fractional Interests; Withholding. If you receive cash instead of a fractional share interest in Wells Fargo common stock, you will be treated as having received that fractional share interest and then as having received cash in redemption of the fractional share interest. In most cases, you should recognize capital gain or loss for U.S. federal income tax purposes measured by the difference between the amount of cash received and the portion of the tax basis of the shares of Brenton common stock or Brenton Bank common stock, as the case may be, allocable to the fractional share interest. This capital gain or loss will be long-term capital gain or loss if the holding period for the fractional share interest in Wells Fargo common stock (determined as described above) is greater than one year at the effective time of the Brenton or Brenton Bank merger, as the case may be.

   Payments related to Brenton common stock and Brenton Bank common stock may be subject to information reporting to the Internal Revenue Service and to a 31% backup withholding tax. Backup withholding will not apply, however, to a payment to you, or another payee, if you or the payee completes and signs the substitute Internal Revenue Service Form W-9 that will be included as part of the transmittal letter, or otherwise proves to Wells Fargo and the exchange agent that you or the payee is exempt from backup withholding.

Support Agreements

   At the same time that the merger agreement was signed, five members of the Brenton family, C. Robert Brenton, William H. Brenton, Junius C. Brenton, Jane Eddy and Carolyn O'Brien entered into individual support agreements with Wells Fargo. Under the agreements, each family member agreed, among other things:

  . to vote in favor of the Brenton merger all shares of Brenton common stock owned by him or her, excluding shares that are held in a fiduciary capacity for the benefit of others, at the record date for any meeting of shareholders of Brenton called to consider and vote on the Brenton merger;

  .  to cooperate with Wells Fargo in connection with the Brenton merger;

  . not to sell, transfer or dispose of his or her shares of Brenton common stock except (a) pursuant to the holding company merger, (b) with Wells Fargo's prior written consent or (c) by operation of law;

  . not to solicit any inquiries or proposals or enter into or continue any discussions, negotiations or agreements relating to a business combination, merger or consolidation of Brenton, or the acquisition of any Brenton or Brenton Bank stock, with any person other than Wells Fargo; and

  . not to vote in favor of any business combination, merger or consolidation of Brenton with any person other than Wells Fargo.

   At the record date for the special meeting of Brenton shareholders, these five Brenton family members beneficially owned a total of 4,170,110 shares of Brenton common stock, representing approximately 20% of the shares of Brenton common stock entitled to vote at the special meeting.

   At the same time that the merger agreement was signed, Brenton entered into a support agreement concerning its shares of Brenton Bank common stock. Under the agreement, Brenton has agreed to vote all shares of Brenton Bank common stock owned by it in favor of the Brenton Bank merger. At the record date for the special meeting of Brenton Bank shareholders, Brenton owned a total of 331,961 shares of Brenton Bank common stock, representing approximately 96% of the shares of Brenton Bank common stock entitled to vote at the special meeting of Brenton Bank shareholders and enough to approve the Brenton Bank merger without the concurrence of any other Brenton Bank shareholder.

Resale of Wells Fargo Common Stock Issued in the Mergers

   The Wells Fargo common stock issued in the mergers will be freely transferable under the Securities Act of 1933, except for shares issued to Brenton shareholders who are considered to be "affiliates" of Brenton or Wells Fargo under Rule 145 under the Securities Act or of Wells Fargo under Rule 144 under the Securities Act and shares issued to Brenton Bank shareholders who are considered to be affiliates of Brenton Bank or Wells Fargo under Rule 145 or of Wells Fargo under Rule 144. The definition of "affiliate" is complex and depends on the specific facts, but generally includes directors, executive officers, 10% shareholders and other persons with the power to direct the management and policies of the company in question.

   Affiliates of Brenton or Brenton Bank, as the case may be, may not sell the shares of Wells Fargo common stock received in the Brenton merger or Brenton Bank merger, as the case may be, except (a) pursuant to an effective registration statement under the Securities Act, (b) in compliance with an exemption from the registration requirements of the Securities Act or (c) in compliance with Rule 144 and Rule 145 under the Securities Act. Generally, those rules permit resales of stock received by affiliates so long as Wells Fargo has complied with certain reporting requirements and the selling shareholder complies with certain volume and manner of sale restrictions.

   Brenton has agreed to use its best efforts to deliver to Wells Fargo signed representations by each person who may reasonably be deemed to be an affiliate of Brenton that the person will not sell, transfer or otherwise dispose of the shares of Wells Fargo common stock to be received by the person in the Brenton merger except in compliance with the applicable provisions of Rule 145 under the Securities Act, in a transaction that is exempt from the registration requirements of the Securities Act, or in an offering registered under the Securities Act.

   This document does not cover any resales of Wells Fargo common stock received by affiliates of Brenton.

Stock Exchange Listing

   The shares of Wells Fargo common stock to be issued in the mergers will be listed on the New York Stock Exchange and the Chicago Stock Exchange. The listing of the Wells Fargo common stock to be issued in the mergers is a condition to Brenton's obligation to complete the merger.

Accounting Treatment

   Wells Fargo will account for its acquisition of Brenton and Brenton Bank as a purchase. Wells Fargo will record, at fair value, the acquired assets and assumed liabilities of Brenton and Brenton Bank. To the extent the total purchase price exceeds the fair value of the assets acquired and liabilities assumed, Wells Fargo will record goodwill. Wells Fargo will include in its results of operations the results of Brenton's operations after the mergers.

                              THE MERGER AGREEMENT

   The following is a summary of certain provisions of the merger agreement. A copy of the merger agreement is attached to this document as Appendix A and is incorporated by reference into this document. This summary is qualified in its entirety by reference to the full text of the merger agreement. Brenton and Brenton Bank shareholders are encouraged to read the merger agreement carefully and in its entirety. Parenthetical references are to the relevant paragraph or paragraphs of the merger agreement.

Basic Plan of Reorganization

   Brenton Merger. The merger agreement provides that a wholly-owned subsidiary of Wells Fargo will merge by statutory merger with and into Brenton, with Brenton as the surviving corporation. In the Brenton merger, each share of Brenton common stock will be converted into the right to receive the number of shares of Wells Fargo common stock determined by dividing $255,694,000 by the average of the New York Stock Exchange-only closing prices of a share of Wells Fargo common stock for each of the 15 consecutive trading days ending on the day immediately preceding the special meeting at which Brenton shareholders will vote on the Brenton merger, then dividing that result by the number of shares of Brenton common stock then outstanding. (paragraph 1(a)(i))

   Bank Merger. The merger agreement provides that a wholly-owned bank subsidiary of Wells Fargo will merge by statutory merger with and into Brenton Bank, with Brenton Bank as the surviving bank. In the Brenton Bank merger, each share of Brenton Bank common stock will be converted into the right to receive the number of shares of Wells Fargo common stock determined by dividing $8,806,000 by the 15-trading day average closing price of Wells fargo common stock described above, then dividing that result by the number of shares of Brenton Bank common stock then outstanding and not held by Brenton. (paragraph 1(a)(ii))

   No adjustment will be made to the number of shares of Wells Fargo common stock you will receive for your shares of Brenton common stock or Brenton Bank common stock to reflect fluctuations in the price of Wells Fargo common stock occurring after the special meetings.

   Conversion of Stock Options. At the time of the Brenton merger, each option previously granted by Brenton under Brenton's 1996 Stock Option Plan that is then outstanding and unexercised will be converted automatically into an option to purchase Wells Fargo common stock in the following manner (paragraphs 1(b)(i)-(ii)):

  . the number of shares of Wells Fargo common stock that will be subject to the new option will equal the number of shares of Brenton common stock subject to the original option multiplied by the Brenton exchange ratio, with the result rounded down to the nearest whole share of Wells Fargo common stock; and

  . the exercise price per share of Wells Fargo common stock under the new option will equal the exercise price per share of Brenton common stock under the original option divided by the Brenton exchange ratio, with the result rounded to the nearest cent.

   Adjustments for Changes in Capitalization. If before the mergers are completed the outstanding shares of Wells Fargo are increased or decreased in number or changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, reclassification, recapitalization, stock dividend, stock split or other similar change in capitalization, then an appropriate and proportionate adjustment will be made to the Brenton exchange ratio and Brenton Bank exchange ratio. (paragraph 1(c))

   Cash Instead of Fractional Shares. If the aggregate number of shares of Wells Fargo common stock you will receive in either the Brenton merger or the Brenton Bank merger does not equal a whole number, you will receive cash instead of the fractional share. The cash payment will be equal to the product of the fractional part of the share of Wells Fargo common stock multiplied by the average of the New York Stock Exchange-only closing prices of a share of Wells Fargo common stock for each of the five consecutive trading days ending on the day immediately preceding the special meeting of Brenton shareholders at which the shareholders will vote on the merger agreement. (paragraph 1(d))

 Effective Dates and Times of the Mergers

     Brenton Merger. The Brenton merger will become effective on the day on which articles of merger are filed with and accepted by the Iowa Secretary of State. The merger agreement provides that articles of merger for the Brenton merger will be filed within 10 business days after the satisfaction or waiver of all conditions to the Brenton merger or on such other date as Wells Fargo and Brenton may agree. See "Conditions To The Merger" on page
  42. The effective time of the Brenton merger will be 11:59 p.m., Des Moines, Iowa time, on the effective date of the merger. (paragraph 1(e))

     Brenton Bank Merger. The Brenton Bank merger will become effective at 12:01 a.m., Des Moines, Iowa time, on the first business day following the effective date of the Brenton merger. (paragraph 1(e))

Representations and Warranties

   The merger agreement contains various representations and warranties by Brenton, Brenton Bank and/or Wells Fargo concerning, among other things (paragraphs 2 and 3):

  .  corporate organization,                .  compliance of the merger
     standing and authority;                   agreement with, and the need
                                               for consent or approval under,
                                               applicable law and contracts
                                               and organizational documents;

  .  subsidiaries;

  .  capitalization;


                                            .  governmental and third party
  .  corporate authority and action;           consents and approvals;


  .  financial statements and               .  employee benefit plans;
     filings with the SEC and other
     governmental agencies;

                                            .  information provided for
                                               inclusion in this document;

  .  properties and leases;


                                            .  absence of any obligation to
  .  filing of tax returns, payment            register securities;
     of taxes and absence of certain
     tax proceedings;

                                            .  absence of brokerage or
                                               finder's fees other than those
                                               disclosed in the merger
                                               agreement;

  .  absence of material changes in
     business since December 31,
     1999;


                                            .  proper administration of
  .  contracts and commitments;                fiduciary accounts;


  .  absence of pending or                  .  absence of default on material
     threatened litigation;                    agreements; and


  .  insurance;                             .  absence of certain
                                               environmental liabilities.

  .  compliance with laws;

  .  labor matters;

Certain Covenants

   The merger agreement has a number of covenants and agreements that govern the actions of Brenton, Brenton Bank and Wells Fargo pending completion of the Brenton merger. Some of the covenants and agreements are summarized below.

   Conduct Of Business

     Brenton and Brenton Bank

       Except as otherwise permitted or required by the merger agreement, or as otherwise agreed to in writing by Wells Fargo, Brenton and each Brenton subsidiary, including Brenton Bank, will:

      .  maintain its corporate existence in good standing;

      .  maintain the general character of its business;

      .  conduct its business in the ordinary and usual manner;

      . extend credit in accordance with existing lending policies and provide Wells Fargo access to its loan files, except that it will not, without the prior written consent of Wells Fargo, which consent will be deemed waived under certain specified circumstances:

             . make any new loan or modify, restructure or renew any existing loan (except pursuant to commitments made prior the merger agreement) to any borrower if the amount of the resulting loan, when aggregated with all other loans or extensions of credit to such person (other than consumer-purpose loans and loans which are less than $100,000), would exceed $1,500,000; or

             . make any extensions of credit exceeding in the aggregate $750,000 to a person or entity that was not a borrower as of the date of the merger agreement or that was not a borrower within 12 months prior to the date of the merger agreement;

      . maintain proper business and accounting records in accordance with generally accepted principles;

      . maintain its properties in good repair and condition, with the exception of ordinary wear and tear;

      . maintain in all material respects presently existing insurance coverage;

      . use its best efforts to preserve its business organization intact, to keep the services of its present principal employees and to preserve its good will and the good will of its suppliers, customers and others having business relationships with it;

      . use its best efforts to obtain any approvals or consents required to maintain existing leases and other contracts in effect following the mergers;

      . comply in all material respects with all laws, regulations, ordinances, codes, orders, licenses and permits applicable to the properties and operations of Brenton and each Brenton subsidiary the non-compliance with which reasonably could be expected to have a material adverse effect on Brenton and its subsidiaries taken as a whole; and

      . permit Wells Fargo and its representatives (including KPMG LLP) to examine its and its subsidiaries' books, records and properties and to interview officers, employees and agents at all reasonable times when it is open for business. (paragraph 4(a))

       Except as otherwise permitted or required by the merger agreement, or as otherwise agreed to in writing by Wells Fargo, until the effective date of the Brenton merger, Brenton and each Brenton subsidiary, including Brenton Bank, will not:

      . amend or otherwise change its articles of incorporation or association or bylaws;

      . issue or sell or authorize for issuance or sale, or grant any options or make other agreements with respect to the issuance or sale or conversion of, any shares of its capital stock, phantom shares or other share equivalents, or any other of its securities except as required under certain existing employee benefits plans and outstanding stock options issued under Brenton's 1996 Stock Option Plan;

      . authorize or incur any long-term debt (other than deposit liabilities);

      . mortgage, pledge or subject to a lien or other encumbrance any of its properties, except in the ordinary course of business;

      . enter into any material agreement, contract or commitment in excess of $50,000 except banking transactions in the ordinary course of business and in accordance with policies and procedures in effect as of the date of the merger agreement;

      . make any investments except investments made by bank subsidiaries in the ordinary course of business of Treasury securities only for terms of up to two years and in amounts of $1,000,000 or less;

      . amend or terminate any specified employee benefit plans except as required by law or the terms of the merger agreement;

      . make any contributions to any specified employee benefit plan except as required by the terms of the plan in effect as of the date of the merger agreement;

      . declare, set aside, make or pay any dividend or other distribution with respect to its capital stock except:

             . Brenton may declare and pay dividends on Brenton common stock, in accordance with applicable law and regulation and consistent with past practice, out of the net earnings of Brenton between the date of the merger agreement and the effective date of the Brenton merger, determined in accordance with generally accepted accounting principles, in an amount not to exceed an annualized rate of $0.35, provided that shareholders of Brenton will be entitled to receive a dividend, as determined by Brenton after consultation with Wells Fargo, on Brenton common stock or Wells Fargo common stock, but not both, in the calendar quarter in which the Brenton merger is completed; and

             . any dividend declared by a Brenton subsidiary's board of directors in accordance with applicable law and regulation;

      . redeem, purchase or otherwise acquire any capital stock of Brenton;

      . increase the compensation of any officers, directors or executive employees, except pursuant to existing compensation plans, agreements and practices and except as permitted under the merger agreement;

      . sell or otherwise dispose of any shares of capital stock of any Brenton subsidiary; or

      . sell or otherwise dispose of any of its assets or properties other than in the ordinary course of business. (paragraph 4(b))

   Wells Fargo. Wells Fargo has agreed to conduct its business and to cause its significant subsidiaries to conduct their respective businesses in compliance with all material obligations and duties imposed by laws, regulations, rules and ordinances or by judicial orders, judgments and decrees applicable to them or to their businesses or properties.

   Competing Transactions. Neither Brenton or any Brenton subsidiary nor any director, officer, representative or agent of Brenton or any Brenton subsidiary may, directly or indirectly, solicit, authorize the solicitation of or, except to the extent that Brenton's board of directors concludes in good faith, after taking into account the written advice of its outside counsel, that to fail to do so could reasonably be determined to violate its fiduciary obligations under applicable law, enter into any discussions with any corporation, partnership, person or other entity or group (other than Wells Fargo) concerning any offer or possible offer to:

    . purchase its common stock, any security convertible into its common stock, or any other equity security of Brenton or any of its subsidiaries;

    . make a tender or exchange offer for any shares of its common stock or other equity security of Brenton or any of its subsidiaries;

    . purchase, lease or otherwise acquire the assets of Brenton or any of its subsidiaries except in the ordinary course of business; or

    . merge, consolidate or otherwise combine with Brenton or any of its subsidiaries.

     Brenton and each of its subsidiaries, as applicable, has also agreed to promptly inform Wells Fargo if any such entity or group makes an offer or inquiry concerning any of the foregoing. (paragraph 4(h))

   Stock Option Plan. Brenton is required to collect in cash and timely pay all applicable withholding and payroll taxes with respect to any options, awards and stock appreciation rights exercised under Brenton's 1996 Stock Option Plan. (paragraph 4(o))

   Section 16 Reporting Requirements. Brenton's board of directors is required to take all appropriate actions to exempt from section 16(b) of the Securities Exchange Act of 1934 (a) the conversion of Brenton common stock and Brenton common stock options into shares of Wells Fargo common stock and options to purchase Wells Fargo common stock, as the case may be, and (b) the acquisition of Wells Fargo common stock or options to purchase Wells Fargo common stock, as the case may be, by Brenton's officers and directors. (paragraph 4(p))

   Other Covenants. The merger agreement contains various other covenants, including covenants relating to the preparation and distribution of this document, access to information, and the listing on the New York and Chicago Stock Exchanges of the shares of Wells Fargo common stock to be issued in the mergers. In addition, Brenton has agreed to

    . establish, immediately prior to the Brenton merger, such additional accruals and reserves as are necessary to conform its accounting and credit loss reserve practices and methods to those of Wells Fargo and Wells Fargo's plans with respect to the conduct of Brenton's business after the Brenton merger; and

    . use its best efforts to deliver to Wells Fargo prior to completion of the Brenton merger signed representations substantially in the form attached as Exhibit B to the merger agreement from each executive officer, director or shareholder of Brenton who may reasonably be deemed an "affiliate" of Brenton within the meaning of such term as used in Rule 145 of the Securities Act. (paragraphs 4(k) and 4(l) and Exhibit B) See "The Merger--Resale of Wells Fargo Common Stock Issued in the Merger" on page 35.

   Wells Fargo has agreed to indemnify any present or former director or officer of Brenton or any of its subsidiaries to the same extent that Brenton is obligated to indemnify that person under the articles of incorporation or bylaws of Brenton or governing documents of the relevant subsidiary. Wells Fargo will indemnify for claims arising from (a) facts or events that occurred before the time of the Brenton merger or (b) the merger agreement and any of the transactions contemplated by the merger agreement. In the event of a liquidation or sale of substantially all assets of Brenton, Wells Fargo agrees to guarantee the indemnification obligations of Brenton and its subsidiaries to the extent of the net asset value of Brenton or any of its subsidiaries at the time of the Brenton merger. Wells Fargo has the right to assume the defense of any claim made against a present or former director or officer of Brenton or any of its subsidiaries if such claim could trigger its indemnification obligations.

   Wells Fargo has also agreed to use its best efforts to maintain the current directors' and officers' liability insurance maintained by Brenton (or to substitute policies with substantially equivalent coverage and terms) for a period of six years after the merger, but is not obligated to pay more than 150% of the current annual premiums paid for such insurance.

Conditions to the Merger

   Under the merger agreement, various conditions are required to be met before Wells Fargo or Brenton is obligated to complete the Brenton merger. These conditions are customary and include such items as:

  . the continued accuracy of the other party's representations and warranties;

  . the performance by the other party of its obligations under the merger agreement;

  . the receipt of shareholder and regulatory approval, and expiration of all applicable waiting and appeal periods;

  .  the absence of any order restraining or enjoining the Brenton merger;
     and

  . subject to certain exceptions, the absence of any changes that have had or might be reasonably expected to have a material adverse effect on the other party.

   Various additional conditions must be met before Brenton is obligated to complete the Brenton merger, including:

  . the listing on the New York and Chicago Stock Exchanges of the Wells Fargo common stock to be delivered to Brenton and Brenton Bank shareholders;

  . the receipt by Wells Fargo of all securities law or blue sky authorizations necessary to complete the mergers; and

  . the receipt by Brenton of a favorable tax opinion concerning the Brenton merger.

   Also, various additional conditions must be met before Wells Fargo is obligated to complete the mergers, including:

  . the receipt by Brenton and each Brenton subsidiary of all material consents or waivers from third parties to loan agreements, leases or other contracts required to complete the mergers; and

  . the total number of shares of Brenton common stock outstanding and subject to issuance upon exercise, assuming for this purpose that phantom shares and other share-equivalents constitute Brenton common stock, of all warrants, options, conversion rights, phantom shares or other share-equivalents shall not exceed 23,000,000;

   Some of the conditions to the Brenton merger are subject to exceptions and/or a "materiality" standard. Certain conditions to the Brenton merger may be waived by the party seeking to assert the condition. (paragraphs 6 and 7)

Termination of the Merger Agreement and Termination Fee

   Termination by Mutual Agreement. Wells Fargo and Brenton can mutually agree to terminate the merger agreement at any time before completion of the Brenton merger. (paragraph 9(a)(i))

   Termination by Either Wells Fargo or Brenton. Also, either Wells Fargo or Brenton can terminate the merger agreement without the agreement of the other if any of the following occurs:

  . The Brenton merger has not been completed by March 31, 2001, unless the failure to complete the Brenton merger is due to the failure of the party seeking to terminate to perform or observe in all material respects the covenants and agreements to be observed or performed by the party (paragraph 9(a)(ii)); or

  . A court or governmental authority of competent jurisdiction has issued a final order restraining, enjoining or otherwise prohibiting the transactions contemplated by the merger agreement. (paragraph 9(a)(iii))

   Either Wells Fargo or Brenton also may terminate the merger agreement if the board of directors of Brenton in good faith determines that a "takeover proposal" (defined below) constitutes a "superior proposal" (defined below), provided that Brenton may not terminate the merger agreement in such event unless Brenton has not breached its non-solicitation covenant in the merger agreement and Brenton pays a termination fee of $8,000,000 to Wells Fargo. (paragraphs 9(a)(iv), 9(a)(v) and 9(c)) For purposes of this provision:

  . takeover proposal means a bona fide proposal or offer by a person to make a tender or exchange offer, or to engage in a merger, consolidation or other business combination involving Brenton or to acquire in any manner a substantial equity interest in, or all or substantially all of the assets of, Brenton. (paragraph 9(a)(iv))

  . superior proposal means a bona fide proposal or offer made by a person to acquire Brenton pursuant to a tender or exchange offer, a merger, consolidation or other business combination or an acquisition of all or substantially all of the assets of, Brenton and its subsidiaries on terms which Brenton's board of directors determines in good faith, after taking into account the advice of counsel, to be more favorable to Brenton and its shareholders than the transactions contemplated by the merger agreement. (paragraph 9(a)(iv))

   Termination by Wells Fargo. Wells Fargo may terminate the merger agreement if (a) Brenton's board of directors fails to recommend approval of the merger agreement or withdraws or modifies in a manner materially adverse to Wells Fargo its approval or recommendation of approval of the merger agreement; (b) after an agreement to engage in or the occurrence of an "acquisition event" (defined below) or after a third party shall have made a proposal to Brenton or its shareholders to engage in an acquisition event, the merger agreement is not approved by Brenton shareholders at the special meeting; or (c) a meeting of Brenton shareholders to approve the merger agreement is not held prior to March 15, 2001 and Brenton has failed to comply with its obligations to call and caused to be held such meeting as provided in the merger agreement. (paragraph 9(a)(v))

   For purposes of this provision, an acquisition event means any of the following: (a) a merger, consolidation or similar transaction involving Brenton or Brenton Bank or any successor to Brenton or Brenton Bank, (b) a purchase, lease or other acquisition in one or a series of related transactions of assets of Brenton or any of its subsidiaries representing 25% or more of the consolidated assets of Brenton and its subsidiaries or (c) a purchase or other acquisition (including by way of merger, consolidation, share exchange or any similar transaction) in one or a series of related transactions of beneficial ownership of securities representing 25% or more of the voting power of Brenton or Brenton Bank in each case with or by a person or entity other than Wells Fargo or an affiliate of Wells Fargo. (paragraph 9(a)(v))

   If Wells Fargo terminates the merger agreement under this provision, Brenton is required to pay Wells Fargo a termination fee of $8,000,000 if prior to such termination or within 12 months after such termination (a) Brenton or Brenton Bank or any successor to Brenton or Brenton Bank enters into an agreement to engage in an acquisition event or an acquisition event occurs, or (b) Brenton's board of directors authorizes or approves an acquisition event or publicly announces an intention to authorize or approve or recommends that Brenton shareholders approve or accept any acquisition event. (paragraph 9(c))

Effect of Termination

   Generally, if either party terminates the merger agreement, it becomes void without any liability to either party other than for willful and material breaches of representations or warranties, or willful and material failure in performance of covenants, agreements, duties or obligations arising under the merger agreement. If the merger agreement is terminated, Wells Fargo must reimburse Brenton for certain costs relating to environmental assessments, asbestos surveys, title commitments and boundary surveys. The provisions of the merger agreement governing confidential information and expenses incurred in connection with the merger continue in effect after termination of the merger agreement. (paragraphs 4(g), 5(h), 9(b) and 9(d))

Waiver and Amendment

   Either Wells Fargo or Brenton may waive any inaccuracies in the representations and warranties of the other party or compliance by the other party with any of the covenants or conditions contained in the merger agreement. (paragraph 16)

   Wells Fargo, Brenton and Brenton Bank can amend the merger agreement at any time before the mergers are completed; however, the merger agreement prohibits them from amending the merger agreement after Brenton shareholders or Brenton Bank shareholders, as the case may be, approve the merger if the amendment would change in a manner adverse to the shareholders the consideration to be received by them under the merger agreement. (paragraph 17)

Expenses

   Wells Fargo and Brenton will each pay their own expenses and the expenses of their subsidiaries in connection with the mergers, including fees and expenses of their respective independent auditors and counsel. (paragraph 10)

                         INFORMATION ABOUT WELLS FARGO

General

   Wells Fargo is a diversified financial services company. Through its subsidiaries and affiliates, Wells Fargo provides retail, commercial, real estate and mortgage banking, asset management and consumer finance, as well as a variety of other financial services, including equipment leasing, agricultural finance, securities brokerage and investment banking, insurance agency services, computer and data processing services, trust services, mortgage-backed securities servicing, and venture capital investment.

   At June 30, 2000, Wells Fargo had consolidated total assets of $234.2 billion, consolidated total deposits of $146.4 billion and stockholders' equity of $23.1 billion. Based on assets at June 30, 2000, Wells Fargo was the seventh largest commercial banking organization in the United States.

   Wells Fargo expands its business in part by acquiring banking institutions and other companies engaged in activities closely related to banking. Wells Fargo continues to explore opportunities to acquire banking institutions and other companies permitted by the Bank Holding Company Act of 1956. Discussions are continually being carried on related to such acquisitions. It is not presently known whether, or on what terms, such discussions will result in further acquisitions. It is the policy of Wells Fargo not to comment on such discussions or possible acquisitions until a definitive agreement with respect thereto has been signed.

   Wells Fargo is a legal entity separate and distinct from its banking and nonbanking subsidiaries. As a result, the right of Wells Fargo--and thus the right of Wells Fargo's creditors--to participate in any distribution of assets or earnings of any subsidiary, other than in its capacity as a creditor of such subsidiary, is subject to the prior payment of claims of creditors of such subsidiary. The principal sources of Wells Fargo's revenues are dividends and fees from its subsidiaries. See "Regulation And Supervision Of Wells Fargo-- Dividend Restrictions" on page 48 for a discussion of the restrictions on the subsidiary banks' ability to pay dividends to Wells Fargo.

   Wells Fargo's executive offices are located at 420 Montgomery Street, San Francisco, California 94163, and its telephone number is (800) 411-4932.

Management and Additional Information

   Information concerning executive compensation, the principal holders of voting securities, certain relationships and related transactions, and other related matters concerning Wells Fargo is included or incorporated by reference in its annual report on Form 10-K for the year ended December 31, 1999. Wells Fargo's annual report on Form 10-K is incorporated by reference into this document. Brenton shareholders who want a copy of this annual report or any document incorporated by reference into the report may contact Wells Fargo at the address or phone number indicated below under "Where You Can Find More Information" on page 78.

Information on Wells Fargo's Web Site

   Information on the Internet web site of Wells Fargo or any subsidiary of Wells Fargo is not part of this document, and you should not rely on that information in deciding whether to approve the merger unless that information is also in this document or in a document that is incorporated by reference into this document.

Competition

   The financial services industry is highly competitive. Wells Fargo's subsidiaries compete with financial services providers, such as banks, savings and loan associations, credit unions, finance companies, mortgage banking companies, insurance companies, and money market and mutual fund companies. They also face increased competition from non-banking institutions such as securities firms and insurance companies, as well as from financial services subsidiaries of commercial and manufacturing companies. Many of these competitors enjoy the benefits of advanced technology, fewer regulatory constraints and lower cost structures.

   Securities firms and insurance companies that elect to become financial holding companies may acquire banks and other financial institutions. This may significantly change the competitive environment in which Wells Fargo and its subsidiaries conduct business. See "Financial Modernization" below. The financial services industry is also likely to become more competitive as further technological advances enable more companies to provide financial services. These technological advances may diminish the importance of depository institutions and other financial intermediaries in the transfer of funds between parties.

                             FIRST SECURITY MERGER

   The following information describes the pending merger transaction between Wells Fargo & Company and First Security Corporation. Wells Fargo will acquire First Security as a result of the transaction. The description is not complete and is qualified in its entirety by reference to the more detailed information contained in Wells Fargo's Current Report on Form 8-K, dated as of April 9, 2000 and filed on April 12, 2000, and to the First Security merger agreement and option agreement filed as exhibits to Wells Fargo's Schedule 13D, dated and filed as of April 19, 2000. The Form 8-K and the First Security merger agreement and option agreement are incorporated herein by reference.

The First Security Merger Transaction

   On April 9, 2000, Wells Fargo and First Security entered into a merger agreement that provides for the merger of a wholly-owned subsidiary of Wells Fargo into First Security, with First Security surviving as a wholly-owned subsidiary of Wells Fargo. If the First Security merger is completed, each outstanding share of First Security common stock will be converted into 0.355 of a share of Wells Fargo common stock. Wells Fargo expects to issue approximately 71.6 million shares of its common stock in the First Security merger, representing approximately 4.4% of Wells Fargo common stock outstanding as of June 30, 2000. First Security has granted Wells Fargo an option exercisable, in whole or in part, upon the occurrence of specified conditions, to purchase up to 19.9% of the outstanding shares of First Security common stock.

   The First Security merger is subject to a number of conditions, including approvals by First Security stockholders and regulatory agencies. No vote of Wells Fargo stockholders is required to complete the First Security merger. Wells Fargo expects to complete the First Security merger in the fourth quarter of 2000 and to account for the transaction as a "pooling of interests." Following completion of the First Security transaction, Wells Fargo's financial statements will be combined with those of First Security as if the transaction had been in effect for all periods presented. Wells Fargo cannot guarantee when or if the merger with First Security will be completed.

About First Security Corporation

   First Security is the nation's oldest multistate bank holding company and is the parent corporation for First Security Bank, N.A. and several other banking subsidiaries and subsidiaries that engage in banking-related services. First Security is headquartered in Salt Lake City, Utah. Through its subsidiaries, First Security operated over 300 banking stores in the states of California, Idaho, Nevada, New Mexico, Oregon, Utah and Wyoming as of June 30, 2000. At that date, First Security had assets of $22.5 billion, deposits of $13.2 billion and stockholders' equity of $1.7 billion. Spencer F. Eccles, chairman and chief executive officer of First Security, is expected to be elected as a director of Wells Fargo upon completion of the First Security merger.

   You may find more information about First Security from its reports filed with the SEC under SEC file number 001-06906.

                   REGULATION AND SUPERVISION OF WELLS FARGO

   To the extent that the following information describes statutory and regulatory provisions, it is qualified in its entirety by reference to the full text of those provisions. Also, such statutes, regulations and policies are continually under review by Congress and state legislatures and federal and state regulatory agencies. A change in statutes, regulations or regulatory policies applicable to Wells Fargo could have a material effect on the business of Wells Fargo.

Introduction

   Wells Fargo, its banking subsidiaries and many of its nonbanking subsidiaries are subject to extensive regulation by federal and state agencies. The regulation of bank holding companies and their subsidiaries is intended primarily for the protection of depositors, federal deposit insurance funds and the banking system as a whole and not for the protection of security holders.

   As discussed in more detail below, this regulatory environment, among other things, may restrict Wells Fargo's ability to diversify into certain areas of financial services, acquire depository institutions in certain states and pay dividends on its capital stock. It may also require Wells Fargo to provide financial support to one or more of its banking subsidiaries, maintain capital balances in excess of those desired by management and pay higher deposit insurance premiums as a result of the deterioration in the financial condition of depository institutions in general.

   Additional information about the regulation and supervision of Wells Fargo is contained in Wells Fargo's annual and quarterly reports filed with the SEC. See "Where You Can Find More Information" on page 78.

Regulatory Agencies

   Bank Holding Company. Wells Fargo & Company, as a bank holding company, is subject to regulation under the Bank Holding Company Act of 1956 (the Bank Holding Company Act) and to inspection, examination and supervision by the Board of Governors of the Federal Reserve System (Federal Reserve Board) under the Bank Holding Company Act. As of March 13, 2000, Wells Fargo became a financial holding company under the Bank Holding Company Act.

   Subsidiary Banks. Wells Fargo's national banking subsidiaries are subject to regulation and examination primarily by the Office of the Comptroller of the Currency (OCC) and secondarily by the Federal Reserve Board and the Federal Deposit Insurance Corporation (FDIC). Wells Fargo's state-chartered banking subsidiaries are subject to primary federal regulation and examination by the FDIC or the Federal Reserve Board and, in addition, are regulated and examined by banking departments of the states where they are chartered.

   Nonbank Subsidiaries. Many of Wells Fargo's nonbank subsidiaries also are subject to regulation by the Federal Reserve Board and other applicable federal and state agencies. Wells Fargo's brokerage subsidiaries are regulated by the SEC, the National Association of Securities Dealers, Inc. and state securities regulators. Wells Fargo's insurance subsidiaries are subject to regulation by applicable state insurance regulatory agencies. Other nonbank subsidiaries of Wells Fargo are subject to the laws and regulations of both the federal government and the various states in which they conduct business.

Bank Holding Company Activities

   "Financial in Nature" Requirement. As a bank holding company that has elected also to become a financial holding company pursuant to the Bank Holding Company Act, Wells Fargo may affiliate with securities firms and insurance companies and engage in other activities that are financial in nature or are incidental or complementary to activities that are financial in nature. "Financial in nature" activities include securities underwriting, dealing and market making, sponsoring mutual funds and investment companies, insurance underwriting and agency, merchant banking, and activities that the Federal Reserve Board determines from time to time to be so closely related to banking or managing or controlling banks as to be a proper incident thereto. A bank holding company that is not also a financial holding company is limited to engaging in banking and such other activities as determined by the Federal Reserve Board to be so closely related to banking or managing or controlling banks as to be a proper incident thereto.

   No Federal Reserve Board approval is required for Wells Fargo to acquire a company (other than a bank holding company, bank or savings association) engaged in activities that are financial in nature or incidental to activities that are financial in nature, as determined by the Federal Reserve Board. Prior Federal Reserve Board approval is required before Wells Fargo may acquire the beneficial ownership or control of more than 5% of the voting shares or substantially all of the assets of a bank holding company, bank or savings association.

   If any subsidiary bank of Wells Fargo ceases to be "well capitalized" or "well managed" under applicable regulatory standards, the Federal Reserve Board may, among other actions, order Wells Fargo to divest the subsidiary bank. Alternatively, Wells Fargo may elect to conform its activities to those permissible for a bank holding company that is not also a financial holding company. If any subsidiary bank of Wells Fargo receives a rating under the Community Reinvestment Act of 1977 of less than satisfactory, Wells Fargo will be prohibited from engaging in new activities or acquiring companies other than bank holding companies, banks or savings associations.

   Interstate Banking. Under the Riegle-Neal Interstate Banking and Branching Act (Riegle-Neal Act), a bank holding company may acquire banks in states other than its home state, subject to any state requirement that the bank has been organized and operating for a minimum period of time, not to exceed five years, and the requirement that the bank holding company not control, prior to or following the proposed acquisition, more than 10% of the total amount of deposits of insured depository institutions nationwide or, unless the acquisition is the bank holding company's initial entry into the state, more than 30% of such deposits in the state, or such lesser or greater amount set by the state.

   The Riegle-Neal Act also authorizes banks to merge across state lines, thereby creating interstate branches. States were permitted for a period of time to opt out of the interstate merger authority provided by the Riegle-Neal Act and, by doing so, prohibit interstate mergers in the state. Wells Fargo will be unable to consolidate its banking operations in one state with those of another state if either state in question has opted out of the Riegle-Neal Act. Banks are also permitted to acquire and to establish de novo branches in other states where authorized under the laws of those states.

   Regulatory Approval. In determining whether to approve a proposed bank acquisition, federal banking regulators will consider, among other factors, the effect of the acquisition on competition, the public benefits expected to be received from the acquisition, the projected capital ratios and levels on a post-acquisition basis, and the acquiring institution's record of addressing the credit needs of the communities it serves, including the needs of low and moderate income neighborhoods, consistent with the safe and sound operation of the bank, under the Community Reinvestment Act of 1977.

Dividend Restrictions

   Wells Fargo & Company is a legal entity separate and distinct from its subsidiary banks and other subsidiaries. Its principal source of funds to pay dividends on its common and preferred stock and debt service on its debt is dividends from its subsidiaries. Various federal and state statutory provisions and regulations limit the amount of dividends that Wells Fargo's bank subsidiaries may pay without regulatory approval. Dividends payable by a national bank are limited to the lesser of the bank's undivided profits and the bank's retained net income for the current year plus its retained net income for the preceding two years (less any required transfers to capital surplus) up to the date of any dividend declaration in the current calendar year. Wells Fargo's state-chartered subsidiary banks also are subject to state regulations that limit dividends.

   Before Wells Fargo Bank, National Association can declare dividends in 2000 without the prior approval of the OCC, it must have net income of approximately $500 million plus an amount equal to or greater than the dividends declared in 2000. Because it is not expected to meet this requirement, Wells Fargo Bank, National Association will likely be required to obtain the prior approval of the OCC before it declares any dividends in 2000.

   Federal bank regulatory agencies have the authority to prohibit Wells Fargo's subsidiary banks from engaging in unsafe or unsound practices in conducting their businesses. The payment of dividends, depending on the financial condition of the bank in question, could be deemed an unsafe or unsound practice. The ability of Wells Fargo's subsidiary banks to pay dividends in the future is currently influenced, and could be further influenced, by bank regulatory policies and capital guidelines.

Holding Company Structure

   Transfer of Funds from Banking Subsidiaries. Wells Fargo's banking subsidiaries are subject to restrictions under federal law that limit the transfer of funds or other items of value from these subsidiaries to Wells Fargo and its nonbanking subsidiaries, including affiliates, whether in the form of loans and other extensions of credit, investments and asset purchases, or as other transactions involving the transfer of value from a subsidiary to an affiliate or for the benefit of an affiliate. Unless an exemption applies, these transactions by a banking subsidiary with a single affiliate are limited to 10% of the subsidiary bank's capital and surplus and, with respect to all covered transactions with affiliates in the aggregate, to 20% of the subsidiary bank's capital and surplus. Moreover, loans and extensions of credit to affiliates generally are required to be secured in specified amounts. A bank's transactions with its nonbank affiliates are also generally required to be on arm's-length terms.

   Source of Strength Doctrine. Under current Federal Reserve Board policy, Wells Fargo is expected to act as a source of financial and managerial strength to each of its subsidiary banks and, under appropriate circumstances, to commit resources to support each such subsidiary bank. This support could be required at times when Wells Fargo might not have the resources to provide it. In addition, the OCC may order the pro rata assessment of Wells Fargo if the capital of one of its national bank subsidiaries were to become impaired. If Wells Fargo failed to pay the assessment within three months, the OCC could order the sale of its stock in the national bank subsidiary to cover the deficiency.

   Capital loans from Wells Fargo to any of its subsidiary banks are subordinate in right of payment to deposits and certain other indebtedness of the subsidiary bank. In the event of Wells Fargo's bankruptcy, any commitment by Wells Fargo to a federal bank regulatory agency to maintain the capital of a subsidiary bank will be assumed by the bankruptcy trustee and entitled to a priority of payment.

   Depositor Preference. The Federal Deposit Insurance Act (FDI Act) provides that, in the event of the "liquidation or other resolution" of an insured depository institution, the claims of depositors of the institution, including the claims of the FDIC as subrogee of insured depositors, and certain claims for administrative expenses of the FDIC as a receiver will have priority over other general unsecured claims against the institution. If an insured depository institution fails, insured and uninsured depositors, along with the FDIC, will have priority in payment ahead of unsecured, nondeposit creditors, including Wells Fargo, with respect to any extensions of credit they have made to such insured depository institution.

   Liability of Commonly Controlled Institutions. All of Wells Fargo's banks are insured by the FDIC. FDIC-insured depository institutions can be held liable for any loss incurred, or reasonably expected to be incurred, by the FDIC due to the default of an FDIC-insured depository institution controlled by the same bank holding company, or for any assistance provided by the FDIC to an FDIC-insured depository institution controlled by the same bank holding company that is in danger of default. "Default" means generally the appointment of a conservator or receiver. "In danger of default" means generally the existence of certain conditions indicating that a default is likely to occur in the absence of regulatory assistance.

Capital Requirements

   General. Wells Fargo is subject to risk-based capital requirements and guidelines imposed by the Federal Reserve Board. These are substantially similar to the capital requirements and guidelines imposed by the OCC and the FDIC on the depository institutions under their jurisdictions. For this purpose, a depository institution's or holding company's assets, and some of its specified off-balance sheet commitments and obligations, are assigned to various risk categories. A depository institution's or holding company's capital, in turn, is classified in one of three tiers, depending on type:


  Core ("Tier 1")        Supplementary ("Tier 2")        Market Risk ("Tier 3")
      Capital                     Capital                        Capital
  ---------------        ------------------------        ----------------------
 . common equity       among other items:              .  qualifying unsecured
 . retained earnings   . perpetual preferred stock not    subordinated debt
 . qualifying           meeting the Tier 1 definition
noncumulative         . qualifying mandatory
 perpetual preferred  convertible  securities
stock                 . qualifying subordinated debt
 . a limited amount    . allowances for loan ands
of  qualifying        lease  losses, subject to
cumulative            limitations
 perpetual stock at
the  holding company
level
 . minority interests
in  equity accounts
of  consolidated
subsidiaries
 . less goodwill,
most  intangible
assets and  certain
other assets

   Wells Fargo, like other bank holding companies, currently is required to maintain Tier 1 capital and "total capital" (the sum of Tier 1, Tier 2 and Tier 3 capital) equal to at least 4% and 8%, respectively, of its total risk-weighted assets (including various off-balance-sheet items, such as standby letters of credit). For a holding company to be considered "well capitalized" for regulatory purposes, its Tier 1 and total capital ratios must be 6% and 10% on a risk-adjusted basis, respectively. At June 30, 2000, Wells Fargo met both requirements, with Tier 1 and total capital equal to 7.0% and 10.9% of its respective total risk-weighted assets.

   Federal Reserve Board, FDIC and OCC rules require Wells Fargo to incorporate market and interest rate risk components into its risk-based capital standards. Under these market risk requirements, capital is allocated to support the amount of market risk related to a financial institution's ongoing trading activities.

   The Federal Reserve Board also requires bank holding companies to maintain a minimum "leverage ratio" (Tier 1 capital to adjusted total assets) of 3% if the holding company has the highest regulatory rating and meets other requirements, or of 3% plus an additional "cushion" of at least 100 to 200 basis points (one to two percentage points) if the holding company does not meet these requirements. Wells Fargo's leverage ratio at June 30, 2000 was 6.3%.

   The Federal Reserve Board may set capital requirements higher than the minimums described above for holding companies whose circumstances warrant it. For example, holding companies experiencing or anticipating significant growth may be expected to maintain capital positions substantially above the minimum supervisory levels without significant reliance on intangible assets. The Federal Reserve Board has also indicated that it will consider a "tangible Tier 1 capital leverage ratio" (deducting all intangibles) and other indications of capital strength in evaluating proposals for expansion or new activities.

   Wells Fargo's banking subsidiaries are subject to similar risk-based and leverage capital requirements adopted by its applicable federal banking agency. Wells Fargo's management believes that each of Wells Fargo's subsidiary banks meet all capital requirements to which they are subject.

   Failure to meet capital requirements could subject a bank to a variety of enforcement remedies, including the termination of deposit insurance by the FDIC, and to restrictions on its business, which are described under "--Federal Deposit Insurance Corporation Improvement Act of 1991."

   Federal Deposit Insurance Corporation Improvement Act of 1991. The Federal Deposit Insurance Corporation Improvement Act of 1991 (the FDICIA), among other things, identifies five capital categories for insured depository institutions: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized and critically undercapitalized. It requires U.S. federal bank regulatory agencies to implement systems for "prompt corrective action" for insured depository institutions that do not meet minimum capital requirements based on these categories. The FDICIA imposes progressively more restrictive constraints on operations, management and capital distributions, depending on the category in which an institution is classified. Unless a bank or thrift is well capitalized, it is subject to restrictions on its ability to offer brokered deposits and on other aspects of its operations. The FDICIA generally prohibits a bank from paying any dividend or making any capital distribution or paying any management fee to its holding company if the bank would thereafter be undercapitalized. An undercapitalized bank or thrift must develop a capital restoration plan, and its parent holding company must guarantee the bank's or thrift's compliance with the plan up to the lesser of 5% of the bank's or thrift's assets at the time it became undercapitalized and the amount needed to comply with the plan.

   As of June 30, 2000, Wells Fargo believes that each of its significant bank subsidiaries was well capitalized, based on the prompt corrective action ratios and guidelines described above. A bank's capital category is determined solely for the purpose of applying the OCC's (or the FDIC's) prompt corrective action regulations, and the capital category may not constitute an accurate representation of the bank's overall financial condition or prospects for other purposes.

Deposit Insurance Assessments

   Through the Bank Insurance Fund (BIF), the FDIC insures the deposits of Wells Fargo's depository institution subsidiaries up to prescribed limits for each depositor. The amount of FDIC assessments paid by each BIF member institution is based on its relative risk of default as measured by regulatory capital ratios and other factors. Specifically, the assessment rate is based on the institution's capitalization risk category and supervisory subgroup category. An institution's capitalization risk category is based on the FDIC's determination of whether the institution is well capitalized, adequately capitalized or less than adequately capitalized. An institution's supervisory subgroup category is based on the FDIC's assessment of the financial condition of the institution and the probability that FDIC intervention or other corrective action will be required.

   The BIF assessment rate currently ranges from zero to 27 cents per $100 of domestic deposits. The FDIC may increase or decrease the assessment rate schedule on a semi-annual basis. An increase in the BIF assessment rate could have a material adverse effect on Wells Fargo's earnings, depending on the amount of the increase. The FDIC is authorized to terminate a depository institution's deposit insurance upon a finding by the FDIC that the institution's financial condition is unsafe or unsound or that the institution has engaged in unsafe or unsound practices or has violated any applicable rule, regulation, order or condition enacted or imposed by the institution's regulatory agency. The termination of deposit insurance for one or more of Wells Fargo's subsidiary depository institutions could have a material adverse effect on Wells Fargo's earnings, depending on the collective size of the particular institutions involved.

   All FDIC-insured depository institutions must pay an annual assessment to provide funds for the payment of interest on bonds issued by the Financing Corporation, a federal corporation chartered under the authority of the Federal Housing Finance Board. The bonds, commonly referred to as FICO bonds, were issued to capitalize the Federal Savings and Loan Insurance Corporation. The FDIC established the FICO assessment rates effective for the third quarter of 2000 at approximately $.021 per $100 annually for BIF-assessable deposits. The FICO assessments are adjusted quarterly to reflect changes in the assessment bases of the FDIC's insurance funds and do not vary depending on a depository institution's capitalization or supervisory evaluations.

   FDIC-insured depository institutions pay an assessment rate equal to the rate assessed on deposits insured by the Savings Association Insurance Fund.

Fiscal And Monetary Policies

   Wells Fargo's business and earnings are affected significantly by the fiscal and monetary policies of the federal government and its agencies. Wells Fargo is particularly affected by the policies of the Federal Reserve Board, which regulates the supply of money and credit in the United States. Among the instruments of monetary policy available to the Federal Reserve are (a) conducting open market operations in United States government securities, (b) changing the discount rates of borrowings of depository institutions, (c) imposing or changing reserve requirements against depository institutions' deposits, and (d) imposing or changing reserve requirements against certain borrowing by banks and their affiliates. These methods are used in varying degrees and combinations to affect directly the availability of bank loans and deposits, as well as the interest rates charged on loans and paid on deposits. For that reason alone, the policies of the Federal Reserve Board have a material effect on the earnings of Wells Fargo.

Privacy Provisions of Gramm-Leach-Bliley Act

   Under the Gramm-Leach-Bliley Act ("GLB Act"), federal banking regulators are required to adopt rules that will limit the ability of banks and other financial institutions to disclose non-public information about consumers to nonaffiliated third parties. These limitations will require disclosure of privacy policies to consumers and, in some circumstances, will allow consumers to prevent disclosure of certain personal information to a nonaffiliated third party. Federal banking regulators issued final rules on May 10, 2000. The rules are effective November 13, 2000, but compliance is optional until July 1, 2001. The privacy provisions of the GLB Act will affect how consumer information is transmitted through diversified financial companies and conveyed to outside vendors. It is not possible at this time to assess the impact of the privacy provisions on Wells Fargo's financial condition or results of operations.

Future Legislation

   Various legislation, including proposals to change substantially the financial institution regulatory system and to expand or contract the powers of banking institutions and bank holding companies, is from time to time introduced in Congress. This legislation may change banking statutes and the operating environment of Wells Fargo and its subsidiaries in substantial and unpredictable ways. If enacted, such legislation could increase or decrease the cost of doing business, limit or expand permissible activities or affect the competitive balance among banks, savings associations, credit unions, and other financial institutions. Wells Fargo cannot predict whether any of this potential legislation will be enacted, and if enacted, the effect that it, or any implementing regulations, would have on the financial condition or results of operations of Wells Fargo or any of its subsidiaries.

                   INFORMATION ABOUT BRENTON AND BRENTON BANK

General

   Brenton is a bank holding company registered under the Bank Holding Company Act of 1956 and a savings and loan holding company under the Savings and Loan Holding Company Act. Brenton was organized as an Iowa corporation under the name Brenton Companies in 1948. Subsequently, Brenton changed its corporate name to its current name, Brenton Banks, Inc. On December 31, 1999, Brenton had direct control of its commercial bank and savings bank (hereinafter the "affiliated banks"), both located in Iowa. The commercial bank is a state bank incorporated under the laws of the State of Iowa and the savings bank is a federal savings bank organized under the laws of the United States. Both of the affiliated banks are insured by the Federal Deposit Insurance Corporation.

   Brenton Banks, Inc. and its subsidiaries engage in retail, commercial, business and agricultural banking and related financial services from locations throughout Iowa. In connection with this banking industry segment, the Company provides the usual products and services of banking such as deposits, commercial loans, business loans, agri-business loans, personal loans, cash management services, international banking services, investment management and trust services.

   The principal services provided by Brenton are accepting deposits and making loans. The significant loan categories are commercial, business, commercial real estate, agri-business and personal. Commercial and business loans are made to business enterprises principally to finance inventory, operations or other assets at terms generally up to five years. Commercial real estate mortgage loans are routinely made for terms up to 20 years for real property used in a borrower's business. Agri-business loans are made to farmers for financing crop inputs, equipment, livestock and real property used in farming activities. Agri-business loans are also made to businesses related to or that support the production and sale of agricultural products. Personal loans are made to individuals primarily on a secured basis to finance such items as residential mortgages, home improvements, personal property, education and vehicles. Unsecured personal loans are made on a limited basis. Personal loans generally do not exceed five years.

   The principal markets for these loans are businesses and individuals in Iowa. Iowa has two primary regional market segments. One market consists of selected metropolitan areas across the state, which includes service and manufacturing industries. The other market involves rural areas, which are predominately agricultural in nature. These loans are made by the affiliated banks, and some are sold on the secondary market. Brenton also engages in activities that are closely related to banking, including mortgage banking, investment, insurance and real estate brokerage.

   Brenton's executive offices are located at Suite 200, Capital Square, 400 Locust Street, Des Moines, Iowa 50309, and its telephone number is (515) 237-5100.

Management and Additional Information

   Information concerning executive compensation, the principal holders of voting securities, certain relationships and related transactions, and other related matters concerning Brenton is included or incorporated by reference in its annual report on Form 10-K for the year ended December 31, 1999. Brenton's annual report on Form 10-K is incorporated by reference into this document. See "Where You Can Find More Information" on page 78.

Information on Brenton's Web Site

   Information on the Internet web site of Brenton or any subsidiary of Brenton is not part of this document, and you should not rely on that information in deciding whether to approve the merger unless that information is also in this document or in a document that is incorporated by reference into this document.

Competition

   The banking business in Iowa is highly competitive and the affiliated banks compete not only with banks and thrifts, but with sales, finance and personal loan companies; credit unions; Internet banks; and other financial services companies that are active in the areas in which the affiliated banks operate. In addition, the affiliated banks compete for customer funds with other investment alternatives available through investment banking companies, insurance companies, finance companies and other institutions.

   The multi-bank holding companies, which own banks in Iowa, are in direct competition with one another. Brenton is the largest multi-bank holding company domiciled in Iowa. There are six other multi-bank holding companies that operate banks in Iowa, but are domiciled in other states. Some of the subsidiary banks of these multi-bank holding companies may compete with certain of Brenton's affiliated banks.

   Brenton has expanded the mortgage banking business in the past few years by increasing the number of mortgage loan originators and by expanding the number of locations where mortgage banking services are offered.

   Brenton has also expanded the investment brokerage business in the last several years, placing brokers in many Brenton Bank locations as well as in individual brokerage offices. The Brenton brokers compete with brokers from regional and national investment brokerage firms as well as Internet trading services.

                           WELLS FARGO CAPITAL STOCK

   As a result of the mergers, you will become a Wells Fargo stockholder. Your rights as a Wells Fargo stockholder will be governed by Delaware law, Wells Fargo's restated certificate of incorporation and Wells Fargo's bylaws. This description of Wells Fargo's capital stock, including the Wells Fargo common stock to be issued in the mergers, reflects the anticipated state of affairs at the effective time of the mergers.

   The following summarizes the material terms of Wells Fargo's capital stock but does not purport to be complete, and is qualified in its entirety by reference to the applicable provisions of federal law governing bank holding companies, Delaware law and Wells Fargo's restated certificate of incorporation and bylaws and the rights agreement, dated as of October 21, 1998, between Wells Fargo and ChaseMellon Shareholder Services, L.L.C., as rights agent, relating to rights to purchase shares of Wells Fargo Series C Junior Participating Preferred Stock.

   A copy of Wells Fargo's restated certificate of incorporation in effect as of the date of this document is attached as an exhibit to Wells Fargo's current report on Form 8-K dated June 28, 1993, and amendments to its certificate of incorporation are attached as exhibits to its current report on Form 8-K dated July 3, 1995 and quarterly report on Form 10-Q for the quarter ended September 30, 1998. A copy of Wells Fargo's bylaws in effect as of the date of this document is attached as an exhibit to Wells Fargo's annual report on Form 10-K for the year ended December 31, 1999. A copy of the rights agreement is attached as an exhibit to Wells Fargo's registration statement on Form 8-A dated as of October 21, 1998. Wells Fargo's restated certificate of incorporation and bylaws and the rights agreement are incorporated by reference into this document.

Wells Fargo Common Stock

   Wells Fargo is authorized to issue 4,000,000,000 shares of common stock, par value $1-2/3 per share. At June 30, 2000, there were 1,619,141,306 shares of Wells Fargo common stock outstanding. All of the issued and outstanding shares of Wells Fargo common stock are, and upon the issuance of Wells Fargo common stock in connection with the mergers will be, validly issued, fully paid and nonassessable. Holders of Wells Fargo common stock are not entitled to any preemptive rights.

   Voting and Other Rights. The holders of Wells Fargo common stock are entitled to one vote per share, and, in general, a plurality of votes cast with respect to a matter will be sufficient to authorize action upon routine matters. However:

  . Wells Fargo's restated certificate of incorporation may be amended only if the proposed amendment is approved by Wells Fargo's board of directors and thereafter approved by a majority of the outstanding stock entitled to vote on the amendment and by a majority of the outstanding stock of each class entitled to vote on the amendment as a class.

  . Wells Fargo's stockholders may amend its bylaws by the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

  . With some exceptions, under Delaware law the affirmative vote of a majority of the outstanding shares of Wells Fargo common stock entitled to vote is required to approve a merger or consolidation involving Wells Fargo or the sale, lease or exchange of all or substantially all of Wells Fargo's corporate assets. See "Comparison of Stockholder Rights-- Stockholder Vote Required for Mergers" on page 66 for a description of the exceptions to this rule.

   Directors are to be elected by a plurality of the votes cast, and Wells Fargo stockholders do not have the right to cumulate their votes in the election of directors. For that reason, holders of a majority of the shares of Wells Fargo common stock entitled to vote in any election of directors of Wells Fargo may elect all of the directors standing for election. The Wells Fargo board is not classified.

   Assets Upon Dissolution. In the event of liquidation, holders of Wells Fargo common stock would be entitled to receive proportionately any assets legally available for distribution to stockholders of Wells Fargo with respect to shares held by them, subject to any prior rights of any Wells Fargo preferred stock then outstanding.

   Distributions. As a Delaware corporation, Wells Fargo may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared and for the preceding fiscal year. Section 170 of the Delaware General Corporation Law also provides that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

   As a bank holding company, the ability of Wells Fargo to pay distributions will be affected by the ability of its banking subsidiaries to pay dividends. The ability of these banking subsidiaries, as well as of Wells Fargo, to pay dividends in the future currently is, and could be further, influenced by bank regulatory requirements and capital guidelines. See "Regulation and Supervision of Wells Fargo--Dividend Restrictions" for a more detailed description.

   Restrictions on Ownership. The Bank Holding Company Act requires any "bank holding company" (as defined in the Bank Holding Company Act) to obtain the approval of the Federal Reserve Board prior to acquiring 5% or more of Wells Fargo's outstanding common stock. Any person other than a bank holding company is required to obtain prior approval of the Federal Reserve Board to acquire 10% or more of Wells Fargo's outstanding common stock under the Change in Bank Control Act. Any holder of 25% or more of Wells Fargo's outstanding common stock (or a holder of 5% or more if that holder otherwise exercises a "controlling influence" over Wells Fargo), other than an individual, is subject to regulation as a bank holding company under the Bank Holding Company Act.

   Preferred Share Purchase Rights. Each issued share of Wells Fargo common stock includes a Series C Junior Participating Preferred Stock purchase right. See "--Wells Fargo Rights Plan" on page 57.

Wells Fargo Preferred Stock

   Wells Fargo's restated certificate of incorporation currently authorizes the issuance of 20,000,000 shares of preferred stock without par value and 4,000,000 shares of preference stock without par value. At June 30, 2000, there were 5,666,090 shares of Wells Fargo preferred stock outstanding and no shares of Wells Fargo preference stock outstanding.

   The Wells Fargo board is authorized to issue preferred stock and preference stock in one or more series, to fix the number of shares in each such series, and to determine the designations and voting powers, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of each series. The preferred stock and preference stock may be issued at any time in any amount, provided that not more than 20,000,000 shares of preferred stock and 4,000,000 shares of preference stock are outstanding at any one time.

   The Wells Fargo board may determine the designation and number of shares constituting a series, dividend rates, whether the series is redeemable and the terms of redemption, liquidation preferences, sinking fund requirements, conversion privileges, voting rights, as well as other preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions of these special rights, all without any vote or other action on the part of stockholders.

   The Wells Fargo board has designated 4,000,000 shares of Wells Fargo preferred stock for issuance as Series C Junior Participating Preferred Stock under the rights agreement. No shares of Wells Fargo Series C Junior Participating Preferred Stock are outstanding as of the date of this document. See "--Wells Fargo Rights Plan" below.

Wells Fargo Rights Plan

   On October 21, 1998, Wells Fargo's board of directors declared a dividend of one Series C Junior Participating Preferred Stock purchase right for each outstanding share of Wells Fargo common stock. The dividend was paid on November 23, 1998 to Wells Fargo stockholders of record on that date. Each right entitles the registered holder to purchase from Wells Fargo one one-thousandth of a share of Wells Fargo Series C Junior Participating Preferred Stock, subject to adjustment, at a price of $160 per one one-thousandth of a share of Wells Fargo Series C Junior Participating Preferred Stock. The description and terms of the rights are set forth in the rights agreement.

   Until the earlier to occur of (1) ten days following a public announcement that a person or group of affiliated or associated persons (an "acquiring person") have acquired beneficial ownership of 15% or more of the outstanding shares of Wells Fargo common stock or (2) ten business days (or a later date as may be determined by action of Wells Fargo's board of directors prior to the time that any person becomes an acquiring person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Wells Fargo common stock (the earlier of these dates being called the "rights distribution date"), the rights will be evidenced, with respect to any of the Wells Fargo common stock certificates outstanding as of November 23, 1998, by a Wells Fargo common stock certificate with a copy of the summary of rights, attached to the rights agreement as Exhibit C, attached to the certificate.

   The rights agreement provides that, until the distribution date, the rights can only be transferred with the shares of Wells Fargo common stock to which they are attached. Until the distribution date (or earlier redemption or expiration of the rights), new Wells Fargo common stock certificates issued after November 23, 1998, upon transfer or new issuance of Wells Fargo common stock, will contain a notation incorporating the rights agreement by reference. Until the distribution date (or earlier redemption or expiration of the rights), the surrender for transfer of any certificates for shares of Wells Fargo common stock, outstanding as of November 23, 1998, even without this notation or a copy of the summary of rights being attached to the certificates, will also constitute the transfer of the rights associated with the shares of Wells Fargo common stock represented by the certificate. As soon as practicable following the distribution date, separate certificates evidencing the rights will be mailed to holders of record of the shares of Wells Fargo common stock as of the close of business on the distribution date and these separate rights certificates alone will evidence the rights.

   The rights are not exercisable until the distribution date. The rights will expire on November 23, 2008, unless that date is extended or unless the rights are earlier redeemed by Wells Fargo, in each case, as described below.

   The purchase price payable, and the number of shares of Wells Fargo Series C Junior Participating Preferred Stock or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution:

  . in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Wells Fargo Series C Junior Participating Preferred Stock;

  . upon the grant to holders of the Wells Fargo Series C Junior Participating Preferred Stock of certain rights or warrants to subscribe for or purchase Wells Fargo Series C Junior Participating Preferred Stock at a price, or securities convertible into Wells Fargo Series C Junior Participating Preferred Stock with a conversion price, less than the then-current market price of the Wells Fargo Series C Junior Participating Preferred Stock; or

  . upon the distribution to holders of the Wells Fargo Series C Junior Participating Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends or dividends payable in Wells Fargo Series C Junior Participating Preferred Stock) or of subscription rights or warrants (other than those referred to above).

   The number of outstanding rights and the number of one one-thousandths of a share of Wells Fargo Series C Junior Participating Preferred Stock issuable upon exercise of each right are also subject to adjustment in the event of a stock split of the shares of Wells Fargo common stock or a stock dividend on the shares of Wells Fargo common stock payable in shares of Wells Fargo common stock or subdivisions, consolidations or combinations of the shares of Wells Fargo common stock occurring, in any such case, prior to the distribution date.

   Wells Fargo Series C Junior Participating Preferred Stock purchasable upon exercise of the rights will not be redeemable. Each share of Wells Fargo Series C Junior Participating Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $10 per share but will be entitled to an aggregate dividend of 1000 times the dividend declared per share of Wells Fargo common stock. In the event of liquidation, the holders of the Wells Fargo Series C Junior Participating Preferred Stock will be entitled to a minimum preferential liquidation payment of $1000 per share but will be entitled to an aggregate payment of 1000 times the payment made per share of Wells Fargo common stock. Each share of Wells Fargo Series C Junior Participating Preferred Stock will have 1000 votes, voting together with the shares of Wells Fargo common stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Wells Fargo common stock are exchanged, each share of Wells Fargo Series C Junior Participating Preferred Stock will be entitled to receive 1000 times the amount received per share of Wells Fargo common stock. These rights are protected by customary antidilution provisions.

   Because of the nature of the Wells Fargo Series C Junior Participating Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Wells Fargo Series C Junior Participating Preferred Stock purchasable upon exercise of each right should approximate the value of one share of Wells Fargo common stock.

   In the event that Wells Fargo is acquired in a merger or other business combination transaction, or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a right will then have the right to receive, upon the exercise of the right at its then-current exercise price, that number of shares of common stock of the acquiring company that at the time of such transaction will have a market value of two times the exercise price of the right. In the event that any person or group of affiliated or associated persons becomes the beneficial owner of 15% or more of the outstanding shares of Wells Fargo common stock, proper provision will be made so that each holder of a right, other than rights beneficially owned by the acquiring person (which will be void after that time), will then have the right to receive upon exercise that number of shares of Wells Fargo common stock having a market value of two times the exercise price of the right.

   At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding shares of Wells Fargo common stock, and prior to their acquisition of 50% or more of the outstanding shares of Wells Fargo common stock, the Wells Fargo board may exchange the rights (other than rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Wells Fargo common stock, or one one-thousandth of a share of Wells Fargo Series C Junior Participating Preferred Stock (or of a share of a class or series of Wells Fargo preferred stock having equivalent rights, preferences and privileges), per right (subject to adjustment).

   With some exceptions, no adjustment in the purchase price will be required until cumulative adjustments require an adjustment of at least 1% in the purchase price. No fractional shares of Wells Fargo Series C Junior Participating Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Wells Fargo Series C Junior Participating Preferred Stock, which may, at the election of Wells Fargo, be evidenced by scrip or depositary receipts), and, in lieu of fractional shares, an adjustment in cash will be made based on the market price of the Wells Fargo Series C Junior Participating Preferred Stock on the last trading day prior to the date of exercise.

   At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding shares of Wells Fargo common stock, the Wells Fargo board may redeem the rights in whole, but not in part, at a price of $.01 per right. The redemption of the rights may be made effective at the time, on the basis, and with the conditions that the Wells Fargo board, in its sole discretion, may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of the rights will be to receive the redemption price.

   The terms of the rights may be amended by the Wells Fargo board without the consent of the holders, including an amendment to lower the 15% triggering thresholds described above to not less than the greater of:

  . 0.001% greater than the largest percentage of the outstanding shares of Wells Fargo common stock then known to Wells Fargo to be beneficially owned by any person or group of affiliated or associated persons, and

  .  10%.

   However, from and after the time that any person becomes an Acquiring Person, no amendment may adversely affect the interests of the holders of the rights. Until a right is exercised, the holder, as such, will have no rights as a stockholder of Wells Fargo, including, without limitation, the right to vote or to receive dividends.

   The Rights Have Anti-Takeover Effects. The stockholder rights will cause substantial dilution to a person or group that attempts to acquire Wells Fargo on terms not approved by the Wells Fargo board, except by means of an offer conditioned on a substantial number of rights being acquired. The rights should not interfere with any merger or other business combination approved by the Wells Fargo board, as the rights may be redeemed by Wells Fargo at the required redemption price prior to the time that a person or group has acquired beneficial ownership of 15% or more of the shares of Wells Fargo common stock.

   The rights agreement, specifying the terms of the rights and including, as an exhibit, the form of the certificate of designation setting forth the terms of the Wells Fargo Series C Junior Participating Preferred Stock, is attached as an exhibit to Wells Fargo's registration statement on Form 8-A, dated October 21, 1998, and is incorporated in this document by reference. The foregoing description of the Wells Fargo Series C Junior Participating Preferred Stock purchase rights is qualified in its entirety by reference to this exhibit. See "Where You Can Find More Information" for information on how to obtain this document.

                        COMPARISON OF STOCKHOLDER RIGHTS

   The rights of Brenton shareholders are currently governed by the Iowa Business Corporation Act (IBCA), Brenton's articles of incorporation and Brenton's bylaws. The rights of Brenton Bank shareholders are currently governed by the Iowa Banking Act (IBA), Brenton Bank's restated articles of incorporation and Brenton Bank's bylaws. At the effective time of the mergers, Brenton's and Brenton Bank's shareholders will become Wells Fargo stockholders and their rights will be determined by the Delaware General Corporation Law
(DGCL), Wells Fargo's restated certificate of incorporation and Wells Fargo's bylaws. The following is a summary of material differences between the rights of shareholders of Brenton and Brenton Bank and the rights of Wells Fargo stockholders. It is not a complete statement of the provisions affecting, and the differences between, the rights of shareholders of Brenton and Brenton Bank and those of Wells Fargo stockholders. The summary is qualified in its entirety by reference to the IBCA, the IBA, the DGCL, Brenton's and Brenton Bank's articles of incorporation and bylaws, and Wells Fargo's restated certificate of incorporation and bylaws.

Authorized Capital Stock

Brenton

 Authorized:

                                           Outstanding as of June 30, 2000:

  .  50,000,000 shares of common
     stock.

                                             .  20,361,001 shares of common
                                                stock.

  .  500,000 shares of preferred             .  No shares of preferred stock
     stock.

Brenton Bank

 Authorized:

                                           Outstanding as of June 30, 2000:

  .  1,000,000 shares of common stock.       .  345,200 shares of common
                                                stock.

Wells Fargo

 Authorized:

                                           Outstanding as of June 30, 2000:

  .  4,000,000,000 shares of common
     stock.

                                             .  1,619,141,306 shares of common
                                                stock.

  .  20,000,000 shares of preferred
     stock.

                                             .  5,666,090 shares of preferred
                                                stock.

  .  4,000,000 shares of preference          .  No shares of preference stock.
     stock.

Size of Board of Directors

Brenton

   Brenton's bylaws provide for a board of directors consisting of not less than five nor more than 11 members, with the board of directors to designate the number of directors within that range.

   Brenton's bylaws further provide for directors to serve a term of one year or until their successors are elected and qualified or until their earlier removal. The number of directors of Brenton is currently seven.

Brenton Bank

   The IBA provides that the board of directors of a state bank shall have at least five directors. Brenton Bank's bylaws provide for a board of directors consisting of not less than five nor more than 25 members, with the shareholders to determine the number of directors within that range. The bylaws further provide for directors to serve a term of one year and until their successors are elected and qualified. The number of directors of Brenton Bank is currently fixed at 15.

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

Wells Fargo

   Under Wells Fargo's restated certificate of incorporation, the number of directors shall be as specified in the bylaws but in no event less than three. Wells Fargo's bylaws provide for a board of directors consisting of not less than 10 nor more than 28 persons, each serving a term of one year or until his or her earlier death, resignation or removal. The number of directors of Wells Fargo is currently 18.

Classes of Directors

Brenton

   The IBCA permits classification of a board of directors and for staggered terms. Brenton's board is not classified.

Brenton Bank

   The IBA does not provide for classification of a board of directors or for staggered terms.

Wells Fargo

   The DGCL permits classification of a board of directors, and for staggered terms. Wells Fargo's board is not classified.

Qualifications of Directors

Brenton

   Brenton's articles of incorporation and bylaws do not impose any qualifications for directors.

Brenton Bank

   Under the IBA and the bylaws of Brenton Bank, directors of a state bank must be 18 years of age or older and a majority of the directors must be Iowa residents and United States citizens.

Wells Fargo

   Wells Fargo's restated certificate of incorporation requires directors to be stockholders.

Filling Vacancies on the Board

Brenton

   Under Brenton's articles of incorporation, all vacancies occurring between annual elections may be filled by the board of directors.

Brenton Bank

   The bylaws of Brenton Bank provide as follows:

  . any vacancy created when a director is removed by the shareholders may be filled by the shareholders;

  . when the shareholders increase the number of directors, they shall elect directors to fill the newly created directorships;

  . vacancies created by death, disqualification, resignation, removal by the Iowa Superintendent of Banking or any other means shall be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum; and

  . if no members of the board of directors remain, the shareholders shall elect a new board of directors.

Wells Fargo

   Under Wells Fargo's restated certificate of incorporation and bylaws, vacancies on Wells Fargo's board of directors may be filled by majority vote of the remaining directors or, in the event a vacancy is not so filled or if no director remains, by the stockholders.

Removal of Directors

Brenton

   Under Brenton's bylaws, directors may be removed at any time by a majority vote of the shareholders.

Brenton Bank

   Under the IBA, individual directors or the entire board may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares entitled to vote at an election of directors. A director may also be removed if the Iowa Superintendent of Banking determines, after notice to the director and a hearing, that the director has violated any law relating to the bank or has engaged in unsafe or unsound practices in conducting the business of the bank.

Wells Fargo

   The DGCL provides that a director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Nomination of Directors for Election

Brenton

   Under Brenton's bylaws, nominations for Brenton's board may be made by shareholders in writing at least five days prior to the annual meeting.

Brenton Bank

   None of the IBA, Brenton Bank's articles of incorporation or bylaws make express reference to procedures for the nomination of directors.

Wells Fargo

   Under Wells Fargo's bylaws, nominations for Wells Fargo's board may be made by the board or by any stockholder who complies with the notice procedures described in Wells Fargo's bylaws. These procedures require the notice to be received by Wells Fargo not less than 30 nor more than 60 days prior to the meeting. However, if less than 40 days' prior public disclosure of the date of the meeting is given to stockholders, then the notice must be received no later than 10 days after the first public announcement of the meeting date.

Anti-Takeover Provisions

Brenton

   Section 490.1110 of the IBCA prohibits "business combinations," including mergers, sales and leases of assets, issuances of securities and similar transactions by a corporation or a subsidiary with an "interested shareholder" who owns 10 percent or more of a corporation's voting stock, within three years after the person or entity becomes an interested shareholder, unless:

  . the transaction that will cause the person to become an interested shareholder is approved by the board of directors of the corporation prior to the transaction;

  . after the completion of the transaction in which the person becomes an interested shareholder, the interested shareholder holds at least 85% of the voting stock of the corporation, excluding for purposes of determining the number of shares outstanding those shares owned by officers and directors and by specified employee benefit plans; or

  . after the person becomes an interested shareholder, the business combination is approved by the board of directors and holders of at least 66 2/3% of the outstanding voting stock, excluding shares held by the interested shareholder.

   An Iowa corporation may elect not to be governed by Section 490.1110. Brenton has not made such an election.

   The Brenton merger is not governed by the limitations set forth in Section
490.1110 because the Brenton board of directors unanimously approved the merger agreement before it was executed.

Brenton Bank

   Under the IBA, any person who proposes an acquisition of shares of a state bank that would result in a change of control of the bank must apply to the Iowa Superintendent of Banking for approval. In addition, a state bank that is a party to a merger that will result in a state bank must apply to the Superintendent of Banking for approval for the merger.

Wells Fargo

   Section 203 of the DGCL prohibits "business combinations," including mergers, sales and leases of assets, issuances of securities and similar transactions by a corporation or a subsidiary with an "interested stockholder" who beneficially owns 15 percent or more of a corporation's voting stock, within three years after the person or entity becomes an interested stockholder, unless:

  . the transaction that will cause the person to become an interested stockholder is approved by the board of directors of the target prior to the transaction,

  . after the completion of the transaction in which the person becomes an interested stockholder, the interested stockholder holds at least 85% of the voting stock of the corporation not including (a) shares held by officers and directors of interested stockholders and (b) shares held by specified employee benefit plans, or

  . after the person becomes an interested stockholder, the business combination is approved by the board of directors and holders of at least 66 2/3% of the outstanding voting stock, excluding shares held by the interested stockholder.

   A Delaware corporation may elect not to be governed by Section 203. Wells Fargo has not made such an election.

Stockholder Rights Plan

Brenton

   Brenton has not implemented a shareholder rights plan.

Brenton Bank

   Brenton Bank has not implemented a shareholder rights plan.

Wells Fargo

   Wells Fargo has implemented a stockholder rights plan, under which a group of persons becomes an acquiring person upon a public announcement that they have acquired or intend to acquire 15% of Wells Fargo's voting stock. This threshold can be reduced by amendment. Each share of Wells Fargo common stock issued in the merger will be issued with an attached right. See "Wells Fargo Capital Stock--Wells Fargo Rights Plan" on page 57.

Stockholder Action Without a Meeting

Brenton

   Under the IBCA any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting pursuant to the written consent of holders of outstanding shares having not less than 90% of the votes entitled to be cast on the action.

Brenton Bank

   Under the IBA, any action required or permitted to be taken at a special shareholders' meeting may be taken without a meeting pursuant to the written consent of all shareholders.

Wells Fargo

   Wells Fargo's bylaws provide that any action required or permitted to be taken at a stockholders' meeting may be taken without a meeting pursuant to the written consent of the holders of the number of shares that would have been required to effect the action at an actual meeting of the stockholders, and provide certain procedures to be followed in such cases.

Calling Special Meetings of Stockholders

Brenton

   The IBCA provides that a special meeting of shareholders may be called by
(a) the board of directors or the person or persons authorized to call a special meeting by the articles of incorporation or bylaws or (b) the holders of at least 50% of the votes entitled to be cast on the matter to be considered at the proposed special meeting, upon presenting a written demand to the secretary of the corporation. The bylaws of Brenton provide that a special meeting of shareholders may be called by the chairman, vice chairman, president, or by a majority of the directors or by shareholders representing two-thirds of the outstanding stock of Brenton.

Brenton Bank

   Under the IBA, a special meeting of shareholders may be called by the president, the board of directors, the holders of not less than one-tenth of all the shares entitled to vote at the meeting or other officers or persons as provided in the articles of incorporation or bylaws. The bylaws of Brenton Bank provide that a special meeting of shareholders may be called by the chairman of the board of directors or the chief executive officer/president at the request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting.

Wells Fargo

   Wells Fargo's bylaws provide that a special meeting of stockholders may be called only by the chairman of the board, a vice chairman, the president or a majority of Wells Fargo's board of directors. Holders of Wells Fargo common stock do not have the ability to call a special meeting of stockholders.

Submission of Stockholder Proposals

Brenton

   The bylaws of Brenton provide that shareholder proposals must be submitted in writing to the secretary of the corporation at least five days prior to the date of the annual meeting. Any such shareholder proposal must be accompanied by a written statement describing the purpose of the proposal.

Brenton Bank

   Neither the IBA nor the articles of incorporation or bylaws of Brenton Bank refer to the submission of shareholder proposals.

Wells Fargo

   The Wells Fargo bylaws provide that in order for a stockholder to bring business before the annual meeting, the stockholder must give notice not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year's annual meeting. However, if the annual meeting is more than 30 days before or more than 60 days after the anniversary of the prior year's annual meeting, to be timely the notice must be delivered no earlier than 120 days prior to the annual meeting and no later than the later of 90 days prior to the annual meeting or 10 days after the first public announcement of the meeting date.

Notice of Stockholder Meetings

Brenton

   The IBCA requires notice of shareholders' meetings to be sent to all shareholders of record entitled to vote at the meeting not less than 10 nor more than 60 days prior to the date of the meeting.

Brenton Bank

   The IBA requires notice of shareholders' meetings to be sent to all shareholders of record entitled to vote at the meeting not less than 10 nor more than 60 days prior to the date of the meeting.

Wells Fargo

   The DGCL requires notice of stockholders' meetings to be sent to all stockholders of record entitled to vote thereon not less than 10 nor more than 60 days prior to the date of the meeting.

Stockholder Vote Required for Mergers

Brenton

   Under the IBCA, a plan of merger or share exchange requires approval by each voting group entitled to vote separately on the plan by the affirmative vote of a majority of all votes entitled to be cast by that voting group. However, under the IBCA, no shareholder vote is required if:

  . the articles of incorporation of the surviving corporation will not differ from its articles of incorporation before the merger in any way that would have required a shareholder vote under the IBCA;

  . each shareholder of the surviving corporation will hold exactly the same number of identical shares as they did before the merger;

  . the number of voting shares of the surviving corporation outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger, will not exceed by more than 20% the total number of voting shares immediately before the merger; and

  . the number of shares of the surviving corporation that entitle their holders to participate without limitation in distributions that are outstanding immediately after the merger, plus the number of these shares issuable as a result of the merger, will not exceed by more than 20% the total number of these shares immediately before the merger.

   Approval of the Brenton merger requires the affirmative vote of a majority of the Brenton common stock entitled to vote at the Special Meeting, as set forth in "Special Meetings--Vote Required" on page 13.

Brenton Bank

   Under the IBA, adoption of a plan of merger by a state bank in which the resulting corporation will be a state bank requires the affirmative vote of at least a majority of the directors and approval by the shareholders in accordance with the corresponding provisions of the IBCA. The merger of Brenton Bank is therefore subject to the same shareholder voting requirements as the merger of Brenton (see above).

   Approval of the Brenton Bank merger requires the affirmative vote of a majority of the Brenton Bank common stock entitled to vote at the Special Meeting, as set forth in "Special Meetings--Vote Required" on page 13.

Wells Fargo

   Under the DGCL, a merger, consolidation or sale of all or substantially all of a corporation's assets must be approved by the board of directors and by a majority of the outstanding stock of the corporation entitled to vote thereon. However, under DGCL 251(f), no vote of stockholders of a constituent corporation surviving a merger is required if:

  . the merger agreement does not amend the certificate of incorporation of the surviving corporation,

  . each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and

  . either no shares of common stock of the surviving corporation are to be issued or delivered pursuant to the merger or, if such common stock will be issued or delivered, it will not increase the number of shares of common stock outstanding immediately prior to the merger by more than 20%.

Dividends

Brenton

   Under the IBCA, a corporation may make a distribution to its shareholders upon the authorization of its board of directors unless, after giving effect to such distribution:

  . the corporation would not be able to pay its debts as they come due in the usual course of business; or

  . the corporation's total assets would be less than the sum of its total liabilities, plus (unless the articles of incorporation permit otherwise) the amount needed if the corporation were liquidated at the time of the distribution to satisfy the preferential rights of shareholders whose preferential rights are superior to those receiving the distribution.

   The bylaws of Brenton provide that the board of directors may in its discretion declare dividends from the surplus and net profits of Brenton.

Brenton Bank

   The IBA provides that dividends may be declared and paid subject to the restrictions imposed by the IBA and the articles of incorporation of the bank. Dividends may be declared and paid only out of the undivided profits of the bank and may not be declared or paid if restricted by the Iowa Superintendent of Banking.

Wells Fargo

   Delaware corporations may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared and for the preceding fiscal year. Section 170 of the DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Wells Fargo is also subject to Federal Reserve Board policies regarding payment of dividends, which generally limit dividends to operating earnings. See "Regulation and Supervision of Wells Fargo" on page 47.

   Wells Fargo's bylaws provide that the stockholders have the right to receive dividends if and when declared by Wells Fargo's board. Dividends may be paid in cash, property or shares of capital stock.

Dissenters' Appraisal Rights

Brenton

   Under the IBCA, a shareholder of an Iowa corporation may exercise dissenters' rights in connection with any of the following corporate actions:

  . a plan of merger that either provides for a shareholder vote or for a merger of a 90% owned subsidiary into its parent;

  . a plan of share exchange involving the acquisition of the corporation's shares providing for a shareholder vote;

  . a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, providing for a shareholder vote, except for a sale pursuant to court order or a sale for cash where the cash is distributed to shareholders within one year;

  . an amendment of the articles of incorporation that materially and adversely affects the rights of the dissenter's shares; and

  . any corporate action taken by shareholder vote for which the articles of incorporation, bylaws or a resolution of the board of directors provide for dissenters' rights.

   Shareholders of Brenton common stock are entitled to dissenters' appraisal rights in connection with the Brenton merger, as set forth above in " The Merger--Dissenters' Appraisal Rights" on page 27.

Brenton Bank

   Under the IBA, a shareholder of a state bank which is a party to a proposed merger plan which will result in a state bank is entitled to the same dissenters' rights as provided under the IBCA.

   Shareholders of Brenton Bank common stock are entitled to dissenters' appraisal rights in connection with the Brenton Bank merger, as set forth above in " The Merger--Dissenters' Appraisal Rights" on page 27.

Wells Fargo

   The DGCL provides stockholders of a corporation involved in a merger the right to demand and receive payment of the fair value of their stock in certain mergers. However, appraisal rights are not available to holders of shares:

  .  listed on a national securities exchange,

  . designated as a national market system security on an interdealer quotation system operated by the National Association of Securities Dealers, Inc., or

  .  held of record by more than 2,000 stockholders

unless holders of stock are required to accept in the merger anything other than any combination of:

  . shares of stock or depository receipts of the surviving corporation in the merger

  . shares of stock or depository receipts of another corporation that, at the effective date of the merger, will be

    .  listed on a national securities exchange,

    . designated as a national market system security on an interdealer quotation system operated by the National Association of Securities Dealers, Inc., or

    .  held of record by more than 2,000 holders

  . cash instead of fractional shares of the stock or depository receipts received.

   Dissenters' rights are not available to the Wells Fargo stockholders with respect to the mergers because the DGCL does not require that Wells Fargo stockholders vote to approve the merger agreement. Moreover, Wells Fargo common stock is listed on the New York and Chicago Stock Exchanges and currently held by more than 2,000 stockholders. As a result, assuming that the other conditions described above are satisfied, holders of Wells Fargo common stock will not have appraisal rights in connection with consolidations and mergers involving Wells Fargo.

Stockholder Preemptive Rights

Brenton

   Brenton's articles of incorporation do not provide for preemptive rights.

Brenton Bank

   The articles of incorporation of Brenton Bank provide for preemptive rights. Under the IBA, this entitles shareholders of Brenton Bank to the right to acquire a proportional amount of the bank's unissued shares upon the decision of the board of directors to issue such shares. The preemptive rights, which maybe waived by the bank's shareholders, are subject to the following:

  . there are no preemptive rights for shares issued as compensation to directors, officers, agents or employees of the bank, its subsidiaries or affiliates, or for shares issued to satisfy conversion or option rights created as compensation for those persons;

  . holders of shares of any class without general voting rights but with preferential rights to distributions or assets have no preemptive rights with respect to those shares;

  . holders of shares of any class with general voting rights but without preferential rights to distributions or assets have no preemptive rights with respect to shares of any class with such preferential rights, unless the shares with preferential rights are convertible into or carry the right to acquire shares without preferential rights; and

  . shares subject to preemptive rights that are not acquired by shareholders may be issued to any person for a period of one year after being offered to shareholders at a price that is not lower than the price set for the exercise of preemptive rights. An offering of shares after the expiration of the one-year period or at a lower price is subject to preemptive rights.

Wells Fargo

   Wells Fargo's restated certificate of incorporation does not provide for preemptive rights.

Stockholder Class Voting Rights

Brenton

   The IBCA requires separate voting by voting groups on a proposed amendment to the articles of incorporation if the amendment would affect the rights of the voting group as set forth below under "Amendment of Articles/Certificate of Incorporation." Also, separate voting by voting groups is required on a plan of merger if the plan contains a provision that, if contained in a proposed amendment to the articles of incorporation, would entitle the shareholders to vote as separate classes.

Brenton Bank

   The IBA requires separate voting by voting groups on a proposed amendment to the articles of incorporation if the amendment would affect the rights of a voting group as set forth below under "Amendment of Articles/Certificate of Incorporation." Also, separate voting by voting groups is required on a plan of merger if the plan contains a provision that, if contained in a proposed amendment to the articles of incorporation, would entitle the shareholders to vote as separate classes.

Wells Fargo

   The DGCL requires voting by separate classes of shares only with respect to amendments to a corporation's certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

Indemnification

Brenton

   The IBCA permits a corporation to indemnify directors so long as the director:

  .  acted in good faith;

  . if acting in an official capacity, reasonably believed that his or her conduct was in the corporation's best interests;

  . if acting in another capacity, reasonably believed that his or her conduct was not opposed to the corporation's best interests; and

  . if involved in a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

   However, the corporation may not indemnify a director:

  . in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

  . in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received.

   The IBCA further provides that, unless limited by its articles of incorporation, a corporation must indemnify a director who is wholly successful on the merits of the action.

   The articles of incorporation of Brenton provide that Brenton shall indemnify directors to the fullest extent possible against expenses actually incurred relating to his or her conduct as a director, except for:

  .  breaches of the director's duty of loyalty;

  . acts and omissions not in good faith or which involve intentional misconduct or knowing violation of the law;

  . transactions for which the director derived an improper personal benefit;

  .  intentional authorization of unlawful distributions; and

  . judgments, penalties, fines and settlements arising from proceedings by or in the right of the corporation, or against expenses in such cases in which the director is adjudged liable to the corporation.

   Brenton's bylaws extend this indemnification scheme to officers of Brenton.

Brenton Bank

   The articles of incorporation of Brenton Bank provide that Brenton Bank shall indemnify directors to the fullest extent possible against expenses actually incurred relating to his or her conduct as a director, except for:

  .  breaches of the director's duty of loyalty;

  . acts and omissions not in good faith or which involve intentional misconduct or knowing violation of the law;

  . transactions for which the director derived an improper personal benefit;

  .  intentional authorizations of unlawful distributions; and

  . judgments, penalties, fines and settlements arising from proceedings by or in the right of the bank, or against expenses in such cases in which the director is adjudged liable to the bank.

   Brenton Bank's bylaws extend this indemnification scheme, with the exception of liability for unlawful distributions, to officers of Brenton Bank.

Wells Fargo

   The DGCL provides that, subject to certain limitations in the case of "derivative" suits brought by a corporation's stockholders in its name, a corporation may indemnify any person who is made a party to any third-party suit or proceeding on account of being a director, officer, employee or agent of the corporation against expenses, including attorney's fees, judgments, fines and amounts paid in settlement reasonably incurred by him or her in connection with the action, through, among other things, a majority vote of a quorum consisting of directors who were not parties to the suit or proceeding, if the person:

  . acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or, in some circumstances, at least not opposed to its best interests; and

  . in a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

   To the extent a director, officer, employee or agent is successful in the defense of such an action, suit or proceeding, the corporation is required by the DGCL to indemnify such person for reasonable expenses incurred thereby.

   Wells Fargo's restated certificate of incorporation provides that Wells Fargo must indemnify, to the fullest extent authorized by the DGCL, each person who was or is made a party to, is threatened to be made a party to or is involved in any action, suit or proceeding because he or she is or was a director or officer of Wells Fargo (or was serving at the request of Wells Fargo as a director, trustee, officer, employee, or agent of another entity) while serving in such capacity against all expenses, liabilities, or loss incurred by such person in connection therewith, provided that indemnification in connection with a proceeding brought by such person will be permitted only if the proceeding was authorized by Wells Fargo's board of directors.

   Wells Fargo's restated certificate of incorporation also provides that Wells Fargo must pay expenses incurred in defending the proceedings specified above in advance of their final disposition, provided that, if so required by the DGCL, such advance payments for expenses incurred by a director or officer may be made only if he or she undertakes to repay all amounts so advanced if it is ultimately determined that the person receiving such payments is not entitled to be indemnified. Wells Fargo's restated certificate of incorporation authorizes Wells Fargo to provide similar indemnification to employees or agents of Wells Fargo.

   Pursuant to Wells Fargo's restated certificate of incorporation, Wells Fargo may maintain insurance, at its expense, to protect itself and any directors, officers, employees or agents of Wells Fargo or another entity against any expense, liability or loss, regardless of whether Wells Fargo has the power or obligation to indemnify that person against such expense, liability or loss under the DGCL.

   The right to indemnification is not exclusive of any other right which any person may have or acquire under any statute, provision of Wells Fargo's restated certificate of incorporation or bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Limitations on Directors' Liability

Brenton

   The IBCA provides that the articles of incorporation of an Iowa corporation may limit or eliminate the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty, except for:

  .  breaches of the director's duty of loyalty;

  . acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  .  transactions in which the director derives an improper personal benefit;
     or

  .  intentional authorizations of unlawful distributions.

  The articles of incorporation of Brenton contain such a limitation of directors' liability.

Brenton Bank

  The IBA provides that, in addition to the other liabilities imposed by law on directors of a state bank:

  . directors who vote for or assent to any distribution of assets to shareholders in willful or negligent violation of the restrictions of the IBA or the articles of incorporation of the bank shall be jointly and severally liable to the bank for the amount of the distribution in excess of the amount that could have been distributed without violating the IBA or the articles of incorporation;

  . directors who vote for or assent to any distribution of assets to shareholders during the dissolution of the bank without paying or making adequate provision for all known debts and obligations of the bank shall be jointly and severally liable to the bank for the amount of the distribution to the extent that the liabilities of the bank are not paid;

  . directors who willfully or negligently vote for or assent to any loans or extensions of credit in violation of the IBA shall be jointly and severally liable to the bank for the total amount of any loss sustained; and

  . directors who willfully or negligently vote for or assent to any investment of funds by the bank in violation of the IBA shall be jointly and severally liable for the amount of any loss sustained.

   Directors shall not be liable under these provisions if they relied and acted in good faith upon information represented to be correct by an officer of the bank or stated in a written report by a certified public accountant. Directors who are liable for distributions of assets shall be entitled to contribution from the shareholders who knowingly accepted such unlawful distributions, in proportion to the amounts received by them.

   The articles of incorporation of Brenton Bank provide that directors shall not be personally liable for monetary damages for breach of fiduciary duty, except for:

  .  breaches of the director's duty of loyalty;

  . acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  .  transactions in which the director derives an improper personal benefit;
     or

  .  intentional authorizations of unlawful distributions.

Wells Fargo

   Wells Fargo's restated certificate of incorporation provides that a director (including an officer who is also a director) of Wells Fargo shall not be liable personally to Wells Fargo or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability arising out of:

  . any breach of the director's duty of loyalty to Wells Fargo or its stockholders,

  . acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

  .  payment of a dividend or approval of a stock repurchase in violation of
     Section 174 of the DGCL, or

  . any transaction from which the director derived an improper personal benefit.

   This provision protects Wells Fargo's directors against personal liability for monetary damages from breaches of their duty of care. It does not eliminate the director's duty of care and has no effect on the availability of equitable remedies, such as an injunction or rescission, based upon a director's breach of his or her duty of care.

Amendment of Certificate of Incorporation

Brenton

   Under the IBCA, the board of directors must first recommend the amendment to the shareholders, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation and notifies the shareholders of the basis for that determination. Then, unless a greater vote of shareholders is required by the IBCA or the articles of incorporation, or unless the board of directors conditions its recommendation on attaining a higher vote, an amendment to the articles of incorporation requires the affirmative vote of:

  . a majority of the votes entitled to be cast on the amendment by any voting group to which the amendment would create dissenters' rights; or

  . for any amendment that adds, changes or deletes a greater quorum or voting requirement, such greater percentage of votes as would be required to take action under the quorum and voting requirements then in effect or proposed, whichever is greater.

   Under the IBCA, holders of the outstanding shares of a class are entitled to vote as a separate voting group on amendments to the articles of incorporation if the amendment would:

  . increase or decrease the aggregate number of authorized shares of the class;

  . effect an exchange or reclassification (or the right of exchange) of shares of that class into shares of another class;

  . effect an exchange or reclassification (or the right of exchange) of shares of another class into shares of that class;

  . change the designation, rights, preferences or limitations of the shares of the class;

  .  change the shares into a different number of shares of the same class;

  . create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior or substantially equal to shares of that class;

  . increase the rights, preferences or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior or substantially equal to shares of that class;

  .  limit or deny an existing preemptive right of the shares; or

  . cancel or otherwise affect rights to distributions or dividends that have been accumulated by the shares but not yet declared.

   The articles of incorporation of Brenton provide that they may be amended, except for the provisions relating to the capital stock of Brenton and the liability of shareholders, by a vote of the majority of the shares of capital stock outstanding.

Brenton Bank

   Under the IBA, the board of directors must first propose the amendment to the articles of incorporation and direct that it be submitted to a vote at a shareholders' meeting. Adoption of the amendment requires the affirmative vote of the holders of a majority of the shares entitled to vote thereon and, if any class is entitled to vote thereon as a class, the affirmative vote of the holders of a majority of the shares of each class entitled to vote thereon as a class.

   Under the IBA, holders of the outstanding shares of a class are entitled to vote as a separate voting group on amendments to the articles of incorporation if the amendment would:

  . increase or decrease the aggregate number of authorized shares of the class;

  .  increase or decrease the par value of the shares of the class;

  . effect an exchange or reclassification of shares of that class into shares of another class or effects a cancellation of all or part of the shares;

  . effect an exchange or reclassification (or the right of exchange) of shares of another class into shares of that class;

  . change the designation, rights, preferences or limitations of the shares of the class;

  .  change the shares into a different number of shares of the same class;

  . create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior or substantially equal to shares of that class;

  . increase the rights, preferences or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior or substantially equal to shares of that class;

  .  limit or deny an existing preemptive right of the shares; or

  . cancel or otherwise affect rights to distributions or dividends that have been accumulated by the shares but not yet declared.

Wells Fargo

   Under the DGCL, amendments to a corporation's certificate of incorporation require the approval of the board of directors and stockholders holding a majority of the outstanding stock of such class entitled to vote on such amendment as a class, unless a different proportion is specified in the certificate of incorporation or by other provisions of the DGCL.

   Wells Fargo's restated certificate of incorporation may be amended only if the proposed amendment is approved by Wells Fargo's board of directors and thereafter approved by a majority of the outstanding stock entitled to vote thereon and by a majority of the outstanding stock of each class entitled to vote thereon as a class. Shares of Wells Fargo preferred stock and Wells Fargo preference stock currently authorized in Wells Fargo's restated certificate of incorporation may be issued by Wells Fargo's board of directors without amending Wells Fargo's restated certificate of incorporation or otherwise obtaining the approval of Wells Fargo's stockholders.

Amendment of Bylaws

Brenton

   Under the IBCA, the shareholders of an Iowa corporation may amend or repeal the corporation's bylaws. The corporation's board of directors may also amend or repeal the bylaws unless the articles of incorporation or IBCA reserve this power exclusively to the shareholders or the shareholders, in amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal it.

   The articles of incorporation of Brenton provide that the board of directors may amend the bylaws of Brenton.

Brenton Bank

   The IBA provides that the power to adopt, amend or repeal bylaws is vested in the board of directors unless it is reserved to the shareholders by the articles of incorporation. The articles of incorporation of Brenton Bank do not refer to the amendment of bylaws; therefore, this power remains vested in the board of directors.

Wells Fargo

   Under the DGCL, holders of a majority of the voting power of a corporation, and, when provided in the certificate of incorporation, the directors of the corporation, have the power to adopt, amend and repeal the bylaws of a corporation.

   Wells Fargo's bylaws generally provide for amendment by a majority of Wells Fargo's board of directors or by a majority of the outstanding stock entitled to vote thereon. However, Wells Fargo's bylaws require the affirmative vote or consent of 80% of the common stock outstanding to amend a bylaw provision related to maintaining local directorships at subsidiaries with which Wells Fargo has an agreement to so maintain local directorships.

                   PRICE RANGE OF COMMON STOCK AND DIVIDENDS

Wells Fargo Share Prices And Dividends

   Wells Fargo common stock is listed on the New York Stock and Chicago Stock Exchanges under the symbol "WFC." Before November 3, 1998, the common stock traded under the symbol "NOB." The following table shows, for the periods indicated, the high and low sales prices of Wells Fargo common stock on the NYSE composite transactions reporting system and the cash dividends paid per share.

                                                          Price Range
                                                         -------------
                                                                       Dividends
                                                          High   Low     Paid
                                                         ------ ------ ---------
      1998
        First Quarter................................... $43.88 $34.75  $0.165
        Second Quarter..................................  43.75  34.00   0.165
        Third Quarter...................................  39.75  30.19   0.185
        Fourth Quarter..................................  40.88  30.19   0.185
      1999
        First Quarter...................................  40.44  32.13   0.185
        Second Quarter..................................  44.88  34.38   0.200
        Third Quarter...................................  45.31  36.44   0.200
        Fourth Quarter..................................  49.94  38.38   0.200
      2000
        First Quarter...................................  43.75  31.00   0.220
        Second Quarter..................................  47.75  37.31   0.220
        Third Quarter...................................  47.13  39.88   0.220
        Fourth Quarter (through October 12).............  48.31  41.94       *

--------

* As of the date of this document, Wells Fargo's board of directors had not yet declared a dividend for the fourth quarter of 2000.

   The timing and amount of future dividends will depend on earnings, cash requirements, the financial condition of Wells Fargo and its subsidiaries, applicable government regulations and other factors deemed relevant by Wells Fargo's board of directors in its discretion. As described in "Regulation And Supervision Of Wells Fargo--Dividend Restrictions" on page 48, various federal and state laws limit the ability of affiliate banks to pay dividends to Wells Fargo.

Brenton Share Prices And Dividends

   Brenton common stock trades on Nasdaq under the symbol "BRBK." The following table shows, for the periods indicated, the high and low sales prices of Brenton common stock and the cash dividends paid per share of Brenton and Brenton Bank common stock. There is no established market for the common stock of Brenton Bank.

                                                                       Brenton
                                                       Brenton           Bank
                                                ---------------------- --------
                                                 Price Range
                                                ------------- Dividend Dividend
                                                 High   Low     Paid     Paid
                                                ------ ------ -------- --------
      1998
        First Quarter.......................... $18.18 $14.87  $0.070  $12.100
        Second Quarter.........................  19.09  16.74   0.079   12.100
        Third Quarter..........................  22.05  16.59   0.082   12.100
        Fourth Quarter.........................  17.39  14.32   0.086   12.100
      1999
        First Quarter..........................  15.91  11.82   0.086   12.310
        Second Quarter.........................  17.25  12.55   0.086   12.310
        Third Quarter..........................  17.00  11.63   0.087   11.000
        Fourth Quarter.........................  15.00   9.00   0.087   10.000
      2000
        First Quarter..........................  12.00   8.19   0.087    7.242
        Second Quarter.........................  14.63   7.44   0.087    7.242
        Third Quarter..........................  14.50  12.00   0.087    7.242
        Fourth Quarter (through October 12)....  12.31  12.00       *       **

--------

* On October 9, 2000, Brenton's board of directors declared a cash dividend of $0.116 per share of Brenton common stock, payable on October 27, 2000 to shareholders of record on October 19, 2000. The dividend consists of the regular quarterly cash dividend of $0.087 per share plus an additional cash dividend of $0.029 per share in recognition of the approximately one-month difference between the dividend payment dates of Brenton and Wells Fargo.

** As of the date of this document, Brenton Bank's board of directors had not yet declared a dividend for the fourth quarter of 2000.

                                    EXPERTS

   The consolidated financial statements of Wells Fargo & Company and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, incorporated by reference herein, have been incorporated herein in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

   The consolidated financial statements of Brenton Banks, Inc. and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, incorporated by reference herein, have been incorporated herein in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                    OPINIONS

Share Issuance

   Stanley S. Stroup, Executive Vice President and General Counsel of Wells Fargo, has rendered a legal opinion that the shares of Wells Fargo common stock offered hereby, when issued in accordance with the merger agreement, will be validly issued, fully paid and nonassessable. Mr. Stroup beneficially owns shares of Wells Fargo common stock and options to purchase additional shares of Wells Fargo common stock. As of the date of this proxy statement-prospectus, the total number of shares Mr. Stroup owns or has the right to acquire upon exercise of his options is less than 0.1% of the outstanding shares of Wells Fargo common stock.

Tax Matters

   Sullivan & Cromwell, counsel to Brenton, has given an opinion regarding the material U.S. federal income tax consequences of the mergers. See "The Mergers--U.S. Federal Income Tax Consequences Of The Mergers" on page 33.
                      WHERE YOU CAN FIND MORE INFORMATION

Registration Statement

   Wells Fargo has filed a registration statement on Form S-4 to register with the SEC the Wells Fargo common stock to be issued in the mergers. This proxy statement-prospectus is part of that registration statement. The registration statement, including the exhibits to the registration statement, contains additional relevant information about Wells Fargo and Wells Fargo common stock. As allowed by SEC rules, this document does not contain all of the information you can find in the registration statement or the exhibits to the registration statement.

Other SEC Filings

   Wells Fargo and Brenton file annual, quarterly and current reports, proxy statements and other information with the SEC. Wells Fargo's and Brenton's SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You can also read and copy any document filed by Wells Fargo or Brenton with the SEC at the following SEC locations:

   Public Reference Room   New York Regional Office   Chicago Regional Office
   450 Fifth Street, N.W.    7 World Trade Center         Citicorp Center
         Room 1024                Suite 1300          500 West Madison Street
   Washington, D.C. 20549  New York, New York 10048          Suite 1400
                                                    Chicago, Illinois 60661-2511

   You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

   Wells Fargo's SEC filings are also available from commercial document retrieval services and from the New York and Chicago Stock Exchanges. For information on obtaining copies of Wells Fargo's SEC filings at the New York Stock Exchange, call (212) 656-5060, and at the Chicago Stock Exchange, call
(312) 663-2423.

Documents Incorporated By Reference

   Some of the information you may want to consider in deciding how to vote on the merger is not physically included in this document. Instead, the information is "incorporated by reference" to documents that have been filed by Wells Fargo with the SEC.

   Wells Fargo Documents. This document incorporates by reference the Wells Fargo SEC documents set forth below. All of the documents were filed under SEC File No. 001-2979. Documents filed before November 3, 1998 were filed under the name Norwest Corporation.

  . Annual Report on Form 10-K for the year ended December 31, 1999, including information specifically incorporated by reference into the Form 10-K from Wells Fargo's 1999 Annual Report to Stockholders and Wells Fargo's definitive Notice and Proxy Statement for Wells Fargo's 2000 Annual Meeting of Stockholders;

  . Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000;

  . Current Reports on Form 8-K filed January 18, 2000, January 26, 2000, April 12, 2000, April 18, 2000 and July 18, 2000;

  . The description of Wells Fargo common stock contained in the Current Report on Form 8-K filed October 14, 1997, including any amendment or report filed to update such description;

  . The description of preferred stock purchase rights contained in the Registration Statement on Form 8-A dated October 21, 1998, including any amendment or report filed to update such description; and

  . All reports and definitive proxy or information statements filed by Wells Fargo pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this proxy statement-prospectus and before completion of the merger and the exchange of Wells Fargo common stock for Brenton common stock.

   Brenton Documents. This document incorporates by reference the Brenton SEC documents set forth below. All of the documents were filed under SEC File No. 000-06216.

  . Annual Report on Form 10-K for the year ended December 31, 1999, including information specifically incorporated by reference into the Form 10-K from Brenton's definitive Notice and Proxy Statement (including the appendix) for Brenton's 2000 Annual Meeting of Stockholders;

  . Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000;

  .  Current Report on Form 8-K filed July 13, 2000; and

  . All reports and definitive proxy or information statements filed by Brenton pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this proxy statement-prospectus and before completion of the merger and the exchange of Wells Fargo common stock for Brenton common stock.

Documents Available Without Charge

   Wells Fargo and Brenton will provide, without charge, copies of any report incorporated by reference into this document, excluding exhibits other than those that are specifically incorporated by reference in this document. You may obtain a copy of any document incorporated by reference by writing or calling as follows:

       Wells Fargo documents:                      Brenton documents:
         Corporate Secretary                       Corporate Secretary
        Wells Fargo & Company                      Brenton Banks, Inc.
            MAC N9305-173                       Suite 200, Capital Square
         Sixth and Marquette                        400 Locust Street
        Minneapolis, MN 55479                    Des Moines, Iowa 50309
           (612) 667-8655                            (515) 237-5232

   To ensure delivery of the copies of the documents in time for the special meeting, your request should be received by November 22, 2000.

   In deciding how to vote on the merger agreement, you should rely only on the information contained or incorporated by reference in this document. Neither Wells Fargo nor Brenton has authorized any person to provide you with any information that is different from what is contained in this document. This document is dated October 16, 2000. You should not assume that the information contained in this document is accurate as of any date other than such date, and neither the mailing to you of this document nor the issuance to you of shares of Wells Fargo common stock will create any implication to the contrary.

             CAUTIONARY STATEMENTS ABOUT FORWARD-LOOKING STATEMENTS

   This document, including information incorporated by reference into this document, may contain forward-looking statements about Wells Fargo and Brenton, including one or more of the following:

  . projections of revenues, income, earnings per share, capital expenditures, dividends, capital structure or other financial items;

  . descriptions of plans or objectives of management for future operations, products or services;

  .  forecasts of future economic performance;

  . descriptions of assumptions underlying or relating to any of the foregoing.

   Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may."

   Forward-looking statements consist of expectations or predictions of future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. There are a number of factors--many of which are beyond the control of Wells Fargo--that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements.

   Wells Fargo's and Brenton's reports filed with the SEC, including Wells Fargo's and Brenton's Forms 10-K for the year ended December 31, 1999, describe some of these factors. For example, Wells Fargo's Form 10-K describes certain credit, market, operational, liquidity, and interest rate risks associated with Wells Fargo's business and operations. Other factors described in Wells Fargo's Form 10-K include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation (including financial modernization legislation), the combination of the former Norwest Corporation and the former Wells Fargo & Company, and other mergers and acquisitions.

                                                                      APPENDIX A

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION

   AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") entered into as of the 6th day of July, 2000, by and between BRENTON BANKS, INC., an Iowa corporation ("Company"), BRENTON BANK, an Iowa banking association ("Bank"), and WELLS FARGO & COMPANY, a Delaware corporation ("Wells Fargo").

   WHEREAS, the parties hereto desire to effect a reorganization whereby a wholly-owned subsidiary of Wells Fargo ("Merger Co.") will merge with and into Company (the "Merger") pursuant to an agreement and plan of merger (the "Merger Agreement") in substantially the form attached hereto as Exhibit A-1, which provides, among other things, for the conversion of the shares of Common Stock of Company of the par value of $2.50 per share ("Company Common Stock") outstanding immediately prior to the time the Merger becomes effective in accordance with the provisions of the Merger Agreement into the right to receive shares of voting Common Stock of Wells Fargo of the par value of $1-2/3 per share ("Wells Fargo Common Stock"), and

   WHEREAS, Wells Fargo desires that, immediately following the Merger, Wells Fargo will contribute its newly-formed, wholly-owned bank subsidiary ("Interim Bank") to Company and, immediately thereafter, Interim Bank will merge with and into Bank under the charter of Bank (the "Bank Merger") pursuant to an agreement of merger (the "Bank Merger Agreement") in substantially the form attached hereto as Exhibit A-2, which provides, among other things, for the conversion and exchange of the shares of common stock of the Bank, par value of $20 per share ("Bank Common Stock"), outstanding immediately prior to the time the Bank Merger becomes effective in accordance with the provisions of the Bank Merger Agreement and owned by shareholders other than Company into the right to receive shares of Wells Fargo Common Stock, and

   NOW, THEREFORE, to effect such reorganization and in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto do hereby represent, warrant, covenant and agree as follows:

   1. Basic Plan of Reorganization

   (a) Reorganization.

     (i) Merger. Subject to the terms and conditions contained herein, Merger Co. will be merged by statutory merger with and into Company pursuant to the Merger Agreement, with Company as the surviving corporation, in which merger each share of Company Common Stock outstanding immediately prior to the Effective Time of the Merger (as defined in paragraph 1(e) below) (other than shares as to which statutory dissenters' appraisal rights have been exercised) will be converted into the right to receive, and exchanged for certificates representing the number of shares of Wells Fargo Common Stock determined by dividing $255,694,000 by the Wells Fargo Measurement Price, and dividing the result thereof by the number of shares of Company Common Stock then outstanding. The "Wells Fargo Measurement Price" is defined as the average of the closing prices of a share of Wells Fargo Common Stock on the New York Stock Exchange only, as reported by Bloomberg, for each of the 15 consecutive trading days ending on the day immediately preceding the meeting of Company shareholders required by paragraph 4(c)(i) of this Agreement.

     (ii) Bank Merger. Following the Effective Time of the Merger and on the terms and conditions contained herein, Wells Fargo will contribute Interim Bank to Company and, immediately thereafter, Interim Bank will be merged with and into Bank under the charter of Bank pursuant to the Bank Merger

  Agreement, in which Bank Merger each share of Bank Common Stock outstanding immediately prior to the Effective Time of the Bank Merger (as defined in paragraph 1(e) below) (other than shares owned by the Company or as to which Iowa statutory dissenters' appraisal rights have been exercised) will be converted into and exchanged for a number of shares of Wells Fargo Common Stock determined by dividing $8,806,000 by the Wells Fargo Measurement Price, and dividing the result thereof by the number of shares of Bank Common Stock outstanding immediately prior to the time the Bank Merger becomes effective in accordance with the provisions of the Bank Merger Agreement and owned by shareholders other than Company.

   (b) Conversion of Company Options. At the Effective Time of the Merger, each option granted by Company to purchase shares of Company Common Stock under Company's 1996 Stock Option Plan (the "Company Stock Option Plan") which is outstanding and unexercised immediately prior to the Effective Date of the Merger (each, a "Company Stock Option"), shall be converted automatically into an option to purchase shares of Wells Fargo Common Stock (each, a "Substitute Option") in an amount and at an exercise price determined as provided below (and otherwise subject to the terms of the Company Stock Option Plan).

     (i) The number of shares of Wells Fargo Common Stock to be subject to the Substitute Option shall be the product of the number of shares of Company Common Stock subject to the Company Stock Option and the number of shares of Wells Fargo Common Stock issuable for each share of Company Common Stock as determined in accordance with paragraph 1(a)(i) above (the "Merger Exchange Ratio"), provided that any fractional shares of Wells Fargo Common Stock resulting from such multiplication shall be rounded down to the nearest whole share; and

     (ii) The exercise price per share of Wells Fargo Common Stock under the Substitute Option shall be equal to the exercise price per share of Company Common Stock under the Company Stock Option divided by the Merger Exchange Ratio, provided that such exercise price shall be rounded to the nearest cent.

   The adjustment provided herein with respect to any options that are "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) shall be and is intended to be effected in a manner which is consistent with Section 424(a) of the Code.

   (c) Wells Fargo Common Stock Adjustments. If, between the date hereof and the Effective Time of the Merger as defined below, shares of Wells Fargo Common Stock shall be changed into a different number of shares or a different class of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period (a "Common Stock Adjustment"), then the number of shares of Wells Fargo Common Stock issuable pursuant to subparagraphs (a) and (b) above, will be appropriately and proportionately adjusted so that the number of such shares of Wells Fargo Common Stock issuable in the Merger and the Bank Merger will equal the number of shares of Wells Fargo Common Stock which holders of shares of Company Common Stock would have received pursuant to such Common Stock Adjustment had the record date therefor been immediately following the Effective Time of the Merger.

   (d) Fractional Shares. No fractional shares of Wells Fargo Common Stock and no certificates or scrip certificates therefor shall be issued to represent any such fractional interest, and any holder thereof shall be paid an amount of cash equal to the product obtained by multiplying the fractional share interest to which such holder is entitled by the average of the closing prices of a share of Wells Fargo Common Stock on the New York Stock Exchange only as reported by Bloomberg for each of the five (5) consecutive trading days ending on the day immediately preceding the meeting of Company shareholders required by paragraph 4(c)(i) of this Agreement.

   (e) Mechanics of Closing Merger and the Bank Merger. Subject to the terms and conditions set forth herein, the Merger Agreement shall be executed and it or Articles of Merger or a Certificate of Merger shall be filed with the Secretary of State of the State of Iowa within ten (10) business days following the satisfaction or waiver of all conditions precedent set forth in Sections 6 and 7 of this Agreement or on such other date as may be agreed to by the parties (the "Closing Date"), provided that the Closing Date shall not occur on the last business day of a calendar month. Each of the parties agrees to use its best efforts to cause the Merger to be completed as soon as practicable after the receipt of final regulatory approval of the Merger and the expiration of all required waiting periods. The time that the filing referred to in the first sentence of this paragraph is made is herein referred to as the "Time of Filing." The day on which such filing is made and accepted is herein referred to as the "Effective Date of the Merger." The "Effective Time of the Merger" shall be 11:59 p.m. Des Moines, Iowa time on the Effective Date of the Merger. At the Effective Time of the Merger on the Effective Date of the Merger, the separate existence of Merger Co. shall cease and Merger Co. will be merged with and into Company pursuant to the Merger Agreement. The Bank Merger shall become effective at 12:01 a.m. (the "Effective Time of the Bank Merger") on the date specified in the Bank Merger Agreement, which date shall be the first business day after the Effective Date of the Merger (the "Effective Date of the Bank Merger"). At the Effective Time of the Bank Merger on the Effective Date of the Bank Merger, the separate existence of Interim Bank shall cease and Interim Bank will be merged with and into Bank pursuant to the Bank Merger Agreement.

   The closing of the transactions contemplated by this Agreement and the Merger Agreement (the "Closing") shall take place on the Closing Date at the offices of Wells Fargo, Norwest Center, Sixth and Marquette, Minneapolis, Minnesota.

   (f) Reservation of Right to Revise Structure. At Wells Fargo's election, the Merger (or the Bank Merger) may alternatively be structured so that (1) Company is merged with and into (or Bank is merged with) any other direct or indirect wholly owned subsidiary of Wells Fargo, (2) any direct or indirect wholly owned subsidiary of Wells Fargo is merged with and into Company (or merged with Bank), or (3) Company is merged with and into Wells Fargo; provided, however, that no such change shall (A) alter or change the amount or kind of consideration to be issued to Company's shareholders in the Merger (or to Bank's shareholders in the Bank Merger) or under such alternative structure (the "Consideration"), (B) adversely affect the tax treatment of Company's shareholders as a result of receiving the Consideration or prevent the parties from obtaining the opinion referred to in paragraph 6(h), or (C) materially impede or delay consummation of the Merger or the Bank Merger. In the event of such election, the parties agree to execute an appropriate amendment to this Agreement in order to reflect such election.

   2. Representations and Warranties of Company and Bank. Company (and Bank, but only as to representations and warranties concerning the Bank) represent and warrant to Wells Fargo as follows:

   (a) Organization and Authority. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a material adverse effect on Company and the Company Subsidiaries (as defined in paragraph 2(b) below) taken as a whole and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted. Company is a bank holding company registered under the Bank Holding Company Act of 1956, as amended (the "BHC Act") and a savings and loan holding company under the Savings and Loan Holding Company Act (the "SLHC Act"). Company has furnished Wells Fargo true and correct copies of its articles of incorporation and by-laws, as amended.

   (b) Company's Subsidiaries. Schedule 2(b) sets forth a complete and correct list of all of Company's subsidiaries as of the date hereof (individually a "Company Subsidiary" and collectively the "Company Subsidiaries"), all shares of the outstanding capital stock of each of which, except as set forth on
Schedule 2(b), are owned directly or indirectly by Company. No equity security of any Company Subisidiary is or may be required to be issued by reason of any option, warrant, scrip, preemptive right, right to subscribe to, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Company Subsidiary is bound to issue additional shares of its capital stock, or any option, warrant or right to purchase or acquire any additional shares of its capital stock. Subject to the Iowa Business Corporation Act and the Iowa Banking Act, all of such shares so owned by Company are fully paid and nonassessable and are owned by it free and clear of any lien, claim, charge, option, encumbrance or agreement with respect thereto. Each Company Subsidiary is a corporation or federal or state banking association duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of incorporation, and has corporate power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted. Except as set forth on
Schedule 2(b), Company does not own beneficially, directly or indirectly, more than 5% of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.

   (c) Capitalization. The authorized capital stock of Company consists of (i) 500,000 shares of preferred stock, par value $1.00 per share, of which, as of the close of business on March 31, 2000, no shares were outstanding, and (ii) 50,000,000 shares of common stock, $2.50 par value, of which, as of the close of business on March 31, 2000, 20,357,371 shares were outstanding. The authorized capital stock of Bank consists of 1,000,000 shares of common stock, par value $20 per share, of which as of the close of business on March 31, 2000, 345,200 shares were outstanding. As of the date hereof, there are outstanding options to purchase an aggregate of 1,422,221 shares of Company Common Stock under the Company Stock Option Plan. The maximum number of shares of Company Common Stock (assuming for this purpose that phantom shares and other share-equivalents constitute Company Common Stock) that would be outstanding as of the Effective Date of the Merger if all options, warrants, conversion rights and other rights with respect thereto were exercised is 21,783,222. All of the outstanding shares of capital stock of Company have been duly and validly authorized and issued and are fully paid and nonassessable. Except as set forth on Schedule 2(c), there are no outstanding subscriptions, contracts, conversion privileges, options, warrants, calls, plans, preemptive rights or other rights obligating Company or any Company Subsidiary to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock of Company or any Company Subsidiary. Since March 31, 2000 no shares of Company capital stock have been purchased, redeemed or otherwise acquired, directly or indirectly, by Company or any Company Subsidiary and, except as set forth on Schedule 2(c), no dividends or other distributions have been declared, set aside, made or paid to the shareholders of Company.

   (d) Authorization. Company has the corporate power and authority to enter into this Agreement and the Merger Agreement and, subject to any required approvals of its shareholders, to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Merger Agreement by Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Company. Subject to such approvals of shareholders and of government agencies and other governing boards having regulatory authority over Company as may be required by statute or regulation, this Agreement and the Merger Agreement are valid and binding obligations of Company enforceable against Company in accordance with their respective terms.

   Bank has the corporate power and authority to enter into this Agreement and the Bank Merger Agreement and, subject to any required approvals of its shareholders, to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Bank Merger Agreement by Bank and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Bank. Subject to such approvals of shareholders and of government agencies and other governing boards having regulatory authority over Bank as may be required by statute or regulation, this Agreement and the Bank Merger Agreement are valid and binding obligations of Bank enforceable against Bank in accordance with their respective terms.

   Except as set forth on Schedule 2(d), neither the execution, delivery and performance by Company and Bank of this Agreement, the Merger Agreement, or Bank Merger Agreement, as applicable, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by Company or Bank with any of the provisions hereof or thereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of Company or any Company Subsidiary under any of the terms, conditions or provisions of (x) its articles of incorporation or by-laws or (y) any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Company or any Company Subsidiary is a party or by which it may be bound, or to which Company or any Company Subsidiary or any of the properties or assets of Company or any Company Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or, to the best knowledge of Company, violate any judgment, ruling, order, writ, injunction or decree applicable to Company or any Company Subsidiary or any of their respective properties or assets.

   Other than in connection or in compliance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), the securities or blue sky laws of the various states or filings, consents, reviews, authorizations, approvals or exemptions required under the BHC Act, the SLHC Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act") or the Bank Merger Act of 1960, as amended (the "Bank Merger Act"), and filings and approvals required to effect the Merger and the Bank Merger under Iowa law, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any public body or authority is necessary for the consummation by Company of the transactions contemplated by this Agreement, the Merger Agreement and the Bank Merger Agreement.

   (e) Company Financial Statements. The consolidated balance sheets of Company and Company's Subsidiaries as of December 31, 1999 and 1998 and related consolidated statements of income, changes in shareholders' equity and comprehensive income and cash flows for the three years ended December 31, 1999, together with the notes thereto, certified by KPMG LLP and included in Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (the "Company 10-K") as filed with the Securities and Exchange Commission (the "SEC"), and the unaudited consolidated balance sheets of Company and Company's Subsidiaries as of March 31, 2000 and the related unaudited consolidated statements of income, changes in shareholders' equity and comprehensive income and cash flows for the three months then ended included in Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000 as filed with the SEC (collectively, the "Company Financial Statements"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly (subject, in the case of financial statements for interim periods, to normal recurring adjustments) the consolidated financial position of Company and Company's Subsidiaries at the dates and the consolidated results of operations and cash flows of Company and Company's Subsidiaries for the periods stated therein.

   (f) Reports. Since December 31, 1995, Company and each Company Subsidiary has filed all reports, registrations and statements, together with any required amendments thereto, that it was required to file, if any, with (i) the SEC, including, but not limited to, Forms 10-K, Forms 10-Q and proxy statements,
(ii) the Federal Reserve Board, (iii) the Federal Deposit Insurance Corporation (the "FDIC"), (iv) the United States Comptroller of the Currency (the "Comptroller"), (v) the Office of Thrift Supervision (the "OTS"), and (vi) any applicable state securities or banking or thrift authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the "Company Reports." As of their respective dates, the Company Reports complied in all material respects with all the rules and regulations promulgated by the SEC, the Federal Reserve Board, the FDIC, the Comptroller, the OTS and applicable state securities or banking or thrift authorities, as the case may be, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Copies of all the Company Reports have been made available to Wells Fargo by Company.

   (g) Properties and Leases. Except as may be reflected in the Company Financial Statements and except for any lien for current taxes not yet delinquent, Company and each Company Subsidiary have good title free and clear of any material liens, claims, charges, options, encumbrances or similar restrictions to all the real and personal property reflected in Company's consolidated balance sheet as of March 31, 2000 included in Company's Quarterly Report on Form 10-Q for the period then ended, and all real and personal property acquired since such date, except such real and personal property as has been disposed of in the ordinary course of business. All leases of real property and all other leases material to Company or any Company Subsidiary pursuant to which Company or such Company Subsidiary, as lessee, leases real or personal property are valid and effective in accordance with their respective terms, and there is not, under any such lease, any material existing default by Company or such Company Subsidiary or any event which, with notice or lapse of time or both, would constitute such a material default. Substantially all Company's and each Company Subsidiary's buildings and equipment in regular use have been well maintained and are in good and serviceable condition, reasonable wear and tear excepted.

   (h) Taxes. Each of Company and the Company Subsidiaries has filed all federal, state, county, local and foreign tax returns, including information returns, required to be filed by it, and paid all taxes owed by it, including those with respect to income, withholding, social security, unemployment, workers compensation, franchise, ad valorem, premium, excise and sales taxes, and no taxes shown on such returns to be owed by it or assessments received by it are delinquent. The federal income tax returns of Company and the Company Subsidiaries for the fiscal year ended December 31, 1995, and for all fiscal years prior thereto, are for the purposes of routine audit by the Internal Revenue Service closed because of the statute of limitations, and no claims for additional taxes for such fiscal years are pending. Except only as set forth on
Schedule 2(h), (i) neither Company nor any Company Subsidiary is a party to any pending action or proceeding, nor is any such action or proceeding threatened by any governmental authority, for the assessment or collection of taxes, interest, penalties, assessments or deficiencies and (ii) no issue has been raised by any federal, state, local or foreign taxing authority in connection with an audit or examination of the tax returns, business or properties of Company or any Company Subsidiary which has not been settled, resolved and fully satisfied. Each of Company and the Company Subsidiaries has paid all taxes owed or which it is required to withhold from amounts owing to employees, creditors or other third parties. The consolidated balance sheet as of March 31, 2000, referred to in paragraph 2(e) hereof, includes adequate provision for all accrued but unpaid federal, state, county, local and foreign taxes, interest, penalties, assessments or deficiencies of Company and the Company Subsidiaries with respect to all periods through the date thereof.

   (i) Absence of Certain Changes. Since December 31, 1999 there has been no change in the business, financial condition or results of operations of Company or any Company Subsidiary, which has had, or may reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of Company and the Company Subsidiaries taken as a whole.

   (j) Commitments and Contracts. Except as set forth on Schedule 2(j), neither Company nor any Company Subsidiary is a party or subject to any of the following (whether written or oral, express or implied):

     (i) any employment contract or understanding (including any understandings or obligations with respect to severance or termination pay, liabilities or fringe benefits) with any present or former officer, director, employee or consultant (other than those that are terminable at will by Company or such Company Subsidiary);

     (ii) any plan, contract or understanding providing for any bonus, pension, option, deferred compensation, retirement payment, profit sharing or similar arrangement with respect to any present or former officer, director, employee or consultant;

     (iii) any labor contract or agreement with any labor union;

     (iv) any contract containing covenants that limit the ability of Company or any Company Subsidiary to compete in any line of business or with any person or which involve any restriction of the geographical area in which, or method by which, Company or any Company Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities);

     (v) any other contract or agreement which is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K; or

     (vi) any real property lease and any other lease with annual rental payments aggregating $50,000 or more; or

     (vii) any agreement or commitment with respect to the Community Reinvestment Act with any state or federal bank regulatory authority or any other party; or

     (viii) any current or past agreement, contract or understanding with any current or former director, officer, employee, consultant, financial adviser, broker, dealer, or agent providing for any rights of indemnification in favor of such person or entity.

   (k) Litigation and Other Proceedings. Company has furnished Wells Fargo copies of (i) all attorney responses to the request of the independent auditors for Company with respect to loss contingencies as of December 31, 1999 in connection with the Company Financial Statements, and (ii) a written list of legal and regulatory proceedings filed against Company or any Company Subsidiary since said date. There is no pending or, to the best knowledge of Company, threatened, claim, action, suit, investigation or proceeding, against Company or any Company Subsidiary, nor is Company or any Company Subsidiary subject to any order, judgment or decree, except for matters which, in the aggregate, will not have, or cannot reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of Company and the Company Subsidiaries taken as a whole.

   (l) Insurance. Company and each Company Subsidiary are presently insured, and during each of the past five calendar years (or during such lesser period of time as Company has owned such Company Subsidiary) have been insured, for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured and has maintained all insurance required by applicable law and regulation.

   (m) Compliance with Laws. Company and each Company Subsidiary have all permits, licenses, authorizations, orders and approvals of, and have made all filings, applications and registrations with, federal, state, local or foreign governmental or regulatory bodies that are required in order to permit it to own or lease its properties and assets and to carry on its business as presently conducted and that are material to the business of Company or such Company Subsidiary; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the best knowledge of Company, no suspension or cancellation of any of them is threatened; and all such filings, applications and registrations are current. The conduct by Company and each Company Subsidiary of its business and the condition and use of its properties does not violate or infringe, in any respect material to any such business, any applicable domestic (federal, state or local) or foreign law, statute, ordinance, license or regulation. Neither Company nor any Company Subsidiary is in default under any order, license, regulation or demand of any federal, state, municipal or other governmental agency or with respect to any order, writ, injunction or decree of any court. Except for statutory or regulatory restrictions of general application and except as set forth on
Schedule 2(m), no federal, state, municipal or other governmental authority has placed any restriction on the business or properties of Company or any Company Subsidiary which reasonably could be expected to have a material adverse effect on the business or properties of Company and the Company Subsidiaries taken as a whole.

   (n) Labor. No work stoppage involving Company or any Company Subsidiary is pending or, to the best knowledge of Company, threatened. Neither Company nor any Company Subsidiary is involved in, or threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding that could materially and adversely affect the business of Company or such Company Subsidiary. Employees of Company and the Company Subsidiaries are not represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees.

   (o) Material Interests of Certain Persons. Except as set forth on Schedule 2(o), to the best knowledge of Company, no officer or director of Company or any Company Subsidiary, or any "associate" (as such term is defined in Rule l4a-1 under the Exchange Act) of any such officer or director, has any interest in any material contract or property (real or personal), tangible or intangible, used in or pertaining to the business of Company or any Company Subsidiary.

   Schedule 2(o) sets forth a correct and complete list of any loan from Company or any Company Subsidiary to any present officer, director, employee or any associate or related interest of any such person which was required under Regulation O of the Federal Reserve Board to be approved by or reported to Company's or such Company Subsidiary's Board of Directors.

   (p) Company Benefit Plans.

     (i) Schedule 2(p)(i) sets forth each employee benefit plan with respect to which Company or any Company Subsidiary contributes, sponsors or otherwise has any obligation (the "Plans"). For purposes of this Section 2(p) and Schedule 2(p)(i), "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the term "Plan" or "Plans" means all employee benefit plans as defined in Section 3(3) of ERISA, and all other benefit arrangements including, without limitation, any plan, program, agreement, policy or commitment providing for insurance coverage of employees, workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, severance or termination of employment benefits, life, health, death, disability or accidental benefits.

     (ii) Except as disclosed on Schedule 2(p)(ii), no Plan is a "multiemployer plan" within the meaning of Section 3(37) of ERISA.

     (iii) Except as disclosed on Schedule 2(p)(iii), no Plan promises or provides health or life benefits to retirees or former employees except as required by federal continuation of coverage laws or similar state laws.

     (iv) Except as disclosed on Schedule 2(p)(iv), (a) each Plan is and has been in all material respects operated and administered in accordance with its provisions and applicable law including, if applicable, ERISA and the Code; (b) all reports and filings with governmental agencies (including but not limited to the Department of Labor, Internal Revenue Service, Pension Benefit Guaranty Corporation and the SEC) required in connection with each Plan have been timely made; (c) all disclosures and notices required by law or Plan provisions to be given to participants and beneficiaries in connection with each Plan have been properly and timely made; (d) there are no actions, suits or claims pending, other than routine uncontested claims for benefits with respect to each Plan; and (e) each Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service stating that the Plan is tax qualified under Section 401(a) of the Code and Company knows of no reason that any such Plan is not qualified within the meaning of Section 401(a) of the Code and knows of no reason that each related Plan trust is not exempt from taxation under Section 501(a) of the Code.

     (v) Except as disclosed on Schedule 2(p)(v), (a) all contributions, premium payments and other payments required to be made in connection with the Plans as of the date of this Agreement have been made; (b) a proper accrual has been made on the books of Company for all contributions, premium payments and other payments due in the current fiscal year but not made as of the date of this Agreement; (c) no contribution, premium payment or other payment has been made in support of any Plan that is in excess of the allowable deduction for federal income tax purposes for the year with respect to which the contribution was made (whether under Sections 162, 404, 419, 419A of the Code or otherwise); and (d) with respect to each Plan that is subject to
  Section 301 of ERISA or Section 412 of the Code, Company is not liable for any accumulated funding deficiency as that term is defined in Section 412 of the Code and the present value of all benefits vested and all benefits accrued under each Plan do not, in each case, exceed the assets of the Plan allocable to such vested or accrued benefits as of the end of the most recent Plan year.

     (vi) Except as disclosed on Schedule 2(p)(vi) and to best knowledge of Company, no Plan or any trust created thereunder, nor any trustee, fiduciary or administrator thereof, has engaged in a "prohibited transaction," as such term is defined in Section 4975 of the Code or
  Section 406 of ERISA or violated any of the fiduciary standards under Part 4 of Title 1 of ERISA which could subject such Plan or trust, or any trustee, fiduciary or administrator thereof, or any party dealing with any such Plan or trust, to a tax penalty or prohibited transactions imposed by
  Section 4975 of the Code or would result in material liability to Company and the Company Subsidiaries as a whole.

     (vii) No Plan subject to Title IV of ERISA or any trust created thereunder has been terminated, nor have there been any "reportable events" as that term is defined in Section 4043 of ERISA, with respect to any Plan, other than those events which may result from the transactions contemplated by this Agreement and the Merger Agreement.

     (viii) Except as disclosed on Schedule 2(p)(viii), neither the execution and delivery of this Agreement and the Merger Agreement nor the consummation of the transactions contemplated hereby and thereby will (a) result in any material payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or employee or former employee of Company under any Plan or otherwise, (b) materially increase any benefits otherwise payable under any Plan, or (c) result in the acceleration of the time of payment or vesting of any such benefits to any material extent.

     (ix) Except as disclosed on Schedule 2(p)(ix), Company has not made any payments or transfers of property, is not obligated to make any payments or transfers of property, nor is it a party to any agreement that under certain circumstances could obligate it to make any payments or transfers of property that will not be deductible under section 280G of the Code.

   (q) Proxy Statement, etc. None of the information regarding Company and the Company Subsidiaries supplied or to be supplied by Company for inclusion or incorporation in (i) a Registration Statement on Form S-4 and the prospectus included therein to be filed with the SEC by Wells Fargo for the purpose of registering the shares of Wells Fargo Common Stock to be exchanged for shares of Company Common Stock and Bank Common Stock pursuant to the provisions of the Merger Agreement and the Bank Merger Agreement (the "Registration Statement"),
(ii) the proxy statement included in the Registration Statement to be mailed to Company's shareholders in connection with the meeting to be called to consider the Merger and to Bank's shareholders in connection with the meeting to be called to consider the Bank Merger (the "Proxy Statement") and (iii) any other documents to be filed with the SEC or any regulatory authority in connection with the transactions contemplated hereby, by the Merger Agreement, or by the Bank Merger Agreement, will, at the respective times such Registration Statement, Proxy Statement and other documents are filed with the SEC or any regulatory authority and, in the case of the Registration Statement, when it becomes effective and, with respect to the Proxy Statement, when mailed, and, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the time of the meeting of shareholders referred to in paragraph 4(c)(i), and at the Effective Time of the Merger, contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. All documents which Company and the Company Subsidiaries are responsible for filing with the SEC and any other regulatory authority in connection with the Merger and the Bank Merger will comply as to form in all material respects with the provisions of applicable law.

   (r) Registration Obligations. Except as set forth on Schedule 2(r), neither Company nor any Company Subsidiary is under any obligation, contingent or otherwise, by reason of any agreement to register any of its securities under the Securities Act.

   (s) Brokers and Finders. Except for Keefe, Bruyette and Woods, Inc., neither Company nor any Company Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for Company or any Company Subsidiary, in connection with this Agreement and the Merger Agreement or the transactions contemplated hereby and thereby.

   (t) Fiduciary Activities. Company and each Company Subsidiary has properly administered in all respects material and which could reasonably be expected to be material, to the financial condition of Company and the Company Subsidiaries taken as a whole all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation and common law. Neither Company, any Company Subsidiary, nor to the best knowledge of either of them, any director, officer or employee of Company or any Company Subsidiary has committed any breach of trust with respect to any such fiduciary account which is material to, or could reasonably be expected to be material to, the financial condition of Company and the Company Subsidiaries taken as a whole, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account.

   (u) No Defaults. Neither Company nor any Company Subsidiary is in default, nor has any event occurred that, with the passage of time or the giving of notice, or both, would constitute a default, under any material agreement, indenture, loan agreement or other instrument to which it is a party or by which it or any of its assets is bound or to which any of its assets is subject, the result of which has had or could reasonably be expected to have a material adverse effect upon Company and the Company Subsidiaries, taken as a whole. To the best of Company's knowledge, all parties with whom Company or any Company Subsidiary has material leases, agreements or contracts or who owe to Company or any Company Subsidiary material obligations other than those arising in the ordinary course of the banking business of the Company Subsidiaries are in compliance therewith in all material respects.

   (v) Environmental Liability. There is no legal, administrative, or other proceeding, claim, or action of any nature seeking to impose, or that could result in the imposition of, on Company or any Company Subsidiary, any liability relating to the release of hazardous substances as defined under any local, state or federal environmental statute, regulation or ordinance including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), pending or to the best of Company's knowledge, threatened against Company or any Company Subsidiary the result of which has had or could reasonably be expected to have a material adverse effect upon Company and Company's Subsidiaries taken as a whole; to the best of Company's knowledge, there is no reasonable basis for any such proceeding, claim or action; and to the best of Company's knowledge neither Company nor any Company Subsidiary is subject to any agreement, order, judgment, or decree by or with any court, governmental authority or third party imposing any such environmental liability. Company has provided Wells Fargo with copies of all environmental assessments, reports, studies and other related information in its possession with respect to each bank facility and each non-residential OREO property.

   3. Representations and Warranties of Wells Fargo. Wells Fargo represents and warrants to Company and Bank as follows:

   (a) Organization and Authority. Wells Fargo is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a material adverse effect on Wells Fargo and its subsidiaries taken as a whole and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted. Wells Fargo is registered as a bank holding company and a financial holding company with the Federal Reserve Board under the BHC Act.

   (b) Wells Fargo Subsidiaries. Schedule 3(b) sets forth a complete and correct list as of December 31, 1999, of Wells Fargo's Significant Subsidiaries (as defined in Regulation S-X promulgated by the SEC), but excluding Norwest Venture Partners VI, LP (individually a "Wells Fargo Subsidiary" and collectively the "Wells Fargo Subsidiaries"), all shares of the outstanding capital stock of each of which, except as set forth on Schedule 3(b), are owned directly or indirectly by Wells Fargo. No equity security of any Wells Fargo Subsidiary is or may be required to be issued to any person or entity other than Wells Fargo by reason of any option, warrant, scrip, preemptive right, right to subscribe to, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Wells Fargo Subsidiary is bound to issue additional shares of its capital stock, or options, warrants or rights to purchase or acquire any additional shares of its capital stock. Subject to 12 U.S.C. (S) 55
(1982), all of such shares so owned by Wells Fargo are fully paid and nonassessable and are owned by it free and clear of any lien, claim, charge, option, encumbrance or agreement with respect thereto. Each Wells Fargo Subsidiary is a corporation or national banking association duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of incorporation, and has corporate power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted.

   (c) Wells Fargo Capitalization. As of December 31, 1999, the authorized capital stock of Wells Fargo consists of (i) 20,000,000 shares of Preferred Stock, without par value, of which as of the close of business on December 31, 1999, 3,732 shares of ESOP Cumulative Convertible Preferred Stock, at $1,000 stated value, 11,990 shares of 1995 ESOP Cumulative Convertible Preferred Stock, at $1,000 stated value, 12,011 shares of 1996 ESOP Cumulative Convertible Preferred Stock, at $1,000 stated value, 10,839 shares of 1997 ESOP Cumulative Convertible Preferred Stock, at $1,000 stated value, 8,386 shares of 1998 ESOP Cumulative Convertible Preferred Stock, $1,000 stated value, 22,263 shares of 1999 ESOP Cumulative Convertible Preferred Stock, $1,000 stated value, 1,500,000 shares of Adjustable-Rate Cumulative Preferred Stock, Series B, $50 stated value, and 4,000,000 shares of 6.59% Adjustable Rate Noncumulative Preferred Stock, Series H, $50 stated value, were outstanding;
(ii) 4,000,000 shares of Preference Stock, without par value, of which as of the close of business on December 31, 1999, no shares were outstanding; and
(iii) 4,000,000,000 shares of Common Stock, $1-2/3 par value, of which as of the close of business on December 31, 1999, 1,626,849,541 shares were outstanding and 39,245,724 shares were held in the treasury. All of the outstanding shares of capital stock of Wells Fargo have been duly and validly authorized and issued and are fully paid and nonassessable.

   (d) Authorization. Wells Fargo has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by Wells Fargo and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Wells Fargo. No approval or consent by the stockholders of Wells Fargo is necessary for the execution and delivery of this Agreement and the Merger Agreement and the consummation of the transactions contemplated hereby and thereby. Subject to such approvals of government agencies and other governing boards having regulatory authority over Wells Fargo as may be required by statute or regulation, this Agreement is a valid and binding obligation of Wells Fargo enforceable against Wells Fargo in accordance with its terms.

   Neither the execution, delivery and performance by Wells Fargo of this Agreement or the Merger Agreement, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by Wells Fargo with any of the provisions hereof or thereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Wells Fargo or any Wells Fargo Subsidiary under any of the terms, conditions or provisions of, (x) its certificate of incorporation or by-laws or (y) any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Wells Fargo or any Wells Fargo Subsidiary is a party or by which it may be bound, or to which Wells Fargo or any Wells Fargo Subsidiary or any of the properties or assets of Wells Fargo or any Wells Fargo Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or, to the best knowledge of Wells Fargo, violate any judgment, ruling, order, writ, injunction or decree applicable to Wells Fargo or any Wells Fargo Subsidiary or any of their respective properties or assets.

   Other than in connection with or in compliance with the provisions of the Securities Act, the Exchange Act, the securities or blue sky laws of the various states or filings, consents, reviews, authorizations, approvals or exemptions required under the BHC Act, the HSR Act, or the Bank Merger Act, and filings and approvals required to effect the Merger and the Bank Merger under Iowa law, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any public body or authority is necessary for the consummation by Wells Fargo of the transactions contemplated by this Agreement and the Merger Agreement.

   (e) Wells Fargo Financial Statements. The consolidated balance sheets of Wells Fargo and Wells Fargo's subsidiaries as of December 31, 1999 and 1998 and related consolidated statements of income, changes in stockholders' equity and comprehensive income, and cash flows for the three years ended December 31, 1999, together with the notes thereto, audited by KPMG LLP and included in Wells Fargo's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (the "Wells Fargo 10-K") as filed with the SEC, and the unaudited consolidated balance sheets of Wells Fargo and its subsidiaries as of March 31, 2000 and the related unaudited consolidated statements of income, changes in stockholders' equity and comprehensive income, and cash flows for the three months then ended included in Wells Fargo's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000, as filed with the SEC (collectively, the "Wells Fargo Financial Statements"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly (subject, in the case of financial statements for interim periods, to normal recurring adjustments) the consolidated financial position of Wells Fargo and its subsidiaries at the dates and the consolidated results of operations, changes in financial position and cash flows of Wells Fargo and its subsidiaries for the periods stated therein.

   (f) Reports. Since December 31, 1995, Wells Fargo and each Wells Fargo Subsidiary has filed all reports, registrations and statements, together with any required amendments thereto, that it was required to file with (i) the SEC, including, but not limited to, Forms 10-K, Forms 10-Q and proxy statements,
(ii) the Federal Reserve Board, (iii) the FDIC, (iv) the Comptroller and (v) any applicable state securities or banking authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the "Wells Fargo Reports." As of their respective dates, the Wells Fargo Reports complied in all material respects with all the rules and regulations promulgated by the SEC, the Federal Reserve Board, the FDIC, the Comptroller and any applicable state securities or banking authorities, as the case may be, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

   (g) Properties and Leases. Except as may be reflected in the Wells Fargo Financial Statements and except for any lien for current taxes not yet delinquent, Wells Fargo and each Wells Fargo Subsidiary has good title free and clear of any material liens, claims, charges, options, encumbrances or similar restrictions to all the real and personal property reflected in Wells Fargo's consolidated balance sheet as of March 31, 2000 included in Wells Fargo's Quarterly Report on Form 10-Q for the period then ended, and all real and personal property acquired since such date, except such real and personal property that has been disposed of in the ordinary course of business. All leases of real property and all other leases material to Wells Fargo or any Wells Fargo Subsidiary pursuant to which Wells Fargo or such Wells Fargo Subsidiary, as lessee, leases real or personal property, are valid and effective in accordance with their respective terms, and there is not, under any such lease, any material existing default by Wells Fargo or such Wells Fargo Subsidiary or any event which, with notice or lapse of time or both, would constitute such a material default. Substantially all Wells Fargo's and each Wells Fargo Subsidiary's buildings and equipment in regular use have been well maintained and are in good and serviceable condition, reasonable wear and tear excepted.

   (h) Taxes. Each of Wells Fargo and the Wells Fargo Subsidiaries has filed all material federal, state, county, local and foreign tax returns, including information returns, required to be filed by it, and paid or made adequate provision for the payment of all taxes owed by it, including those with respect to income, withholding, social security, unemployment, workers compensation, franchise, ad valorem, premium, excise and sales taxes, and no taxes shown on such returns to be owed by it or assessments received by it are delinquent. The federal income tax returns of Wells Fargo and the Wells Fargo Subsidiaries for the fiscal year ended December 31, 1982, and for all fiscal years prior thereto, are for the purposes of routine audit by the Internal Revenue Service closed because of the statute of limitations, and no claims for additional taxes for such fiscal years are pending. Except only as set forth on Schedule 3(h), (i) neither Wells Fargo nor any Wells Fargo Subsidiary is a party to any pending action or proceeding, nor to Wells Fargo's knowledge is any such action or proceeding threatened by any governmental authority, for the assessment or collection of taxes, interest, penalties, assessments or deficiencies that could reasonably be expected to have any material adverse effect on Wells Fargo and its subsidiaries taken as a whole, and (ii) no issue has been raised by any federal, state, local or foreign taxing authority in connection with an audit or examination of the tax returns, business or properties of Wells Fargo or any Wells Fargo Subsidiary that has not been settled, resolved and fully satisfied, or adequately reserved for. Each of Wells Fargo and the Wells Fargo Subsidiaries has paid all taxes owed or which it is required to withhold from amounts owing to employees, creditors or other third parties.

   (i) Absence of Certain Changes. Since December 31, 1999, there has been no change in the business, financial condition or results of operations of Wells Fargo or any Wells Fargo Subsidiary which has had, or may reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of Wells Fargo and its subsidiaries taken as a whole.

   (j) Commitments and Contracts. Except as set forth on Schedule 3(j), as of December 31, 1999 neither Wells Fargo nor any Wells Fargo Subsidiary is a party or subject to any of the following (whether written or oral, express or implied):

     (i) any labor contract or agreement with any labor union;

     (ii) any contract not made in the ordinary course of business containing covenants which materially limit the ability of Wells Fargo or any Wells Fargo Subsidiary to compete in any line of business or with any person or which involve any material restriction of the geographical area in which, or method by which, Wells Fargo or any Wells Fargo Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities);

     (iii) any other contract or agreement which is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K.

   (k) Litigation and Other Proceedings. There is no pending or, to the best knowledge of Wells Fargo, threatened, claim, action, suit, investigation or proceeding, against Wells Fargo or any Wells Fargo Subsidiary nor is Wells Fargo or any Wells Fargo Subsidiary subject to any order, judgment or decree, except for matters which, in the aggregate, will not have, or cannot reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of Wells Fargo and its subsidiaries taken as a whole.

   (l) Insurance. Wells Fargo and each Wells Fargo Subsidiary is presently insured or self-insured, and during each of the past five calendar years (or during such lesser period of time as Wells Fargo has owned such Wells Fargo Subsidiary) has been insured or self-insured, for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured and has maintained all insurance required by applicable law and regulation.

   (m) Compliance with Laws. Wells Fargo and each Wells Fargo Subsidiary has all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, federal, state, local or foreign governmental or regulatory bodies that are required in order to permit it to own or lease its properties or assets and to carry on its business as presently conducted and that are material to the business of Wells Fargo or such Wells Fargo Subsidiary; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect, and to the best knowledge of Wells Fargo, no suspension or cancellation of any of them is threatened; and all such filings, applications and registrations are current. The conduct by Wells Fargo and each Wells Fargo Subsidiary of its business and the condition and use of its properties does not violate or infringe, in any respect material to any such business, any applicable domestic (federal, state or local) or foreign law, statute, ordinance, license or regulation. Neither Wells Fargo nor any Wells Fargo Subsidiary is in default under any order, license, regulation or demand of any federal, state, municipal or other governmental agency or with respect to any order, writ, injunction or decree of any court. Except for statutory or regulatory restrictions of general application, no federal, state, municipal or other governmental authority has placed any restrictions on the business or properties of Wells Fargo or any Wells Fargo Subsidiary or issued any cease-and-desist or similar orders which reasonably could be expected to have a material adverse effect on the business or properties of Wells Fargo and its subsidiaries taken as a whole.

   (n) Labor. No work stoppage involving Wells Fargo or any Wells Fargo Subsidiary is pending or, to the best knowledge of Wells Fargo, threatened. Neither Wells Fargo nor any Wells Fargo Subsidiary is involved in, or threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding that could materially and adversely affect the business of Wells Fargo or such Wells Fargo Subsidiary. Except as set forth on
Schedule 3(j), employees of Wells Fargo and the Wells Fargo Subsidiaries are not represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees.

   (o) Wells Fargo Benefit Plans.

     (i) For purposes of this Section 3(o), the term "Wells Fargo Plan" or "Wells Fargo Plans" means all employee benefit plans as defined in Section 3(3) of ERISA, to which Wells Fargo contributes, sponsors, or otherwise has any obligations.

     (ii) No Wells Fargo Plan is a "multiemployer plan" within the meaning of
  Section 3(37) of ERISA.

     (iii) Each Wells Fargo Plan is and has been in all material respects operated and administered in accordance with its provisions and applicable law, including, if applicable, ERISA and the Code.

     (iv) Except as set forth on Schedule 3(o), each Wells Fargo Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service stating that the Wells Fargo Plan (including all amendments) is tax qualified under
  Section 401(a) of the Code and Wells Fargo knows of no reason that any such Wells Fargo Plan is not qualified within the meaning of Section 401(a) of the Code and knows of no reason that each related Wells Fargo Plan trust is not exempt from taxation under Section 501(a) of the Code.

     (v) All contributions, premium payments, and other payments required to be made in connection with the Wells Fargo Plans as of the date of this Agreement have been made.

     (vi) With respect to each Wells Fargo Plan that is subject to Section 301 of ERISA or Section 412 of the Code, neither Wells Fargo nor any Wells Fargo Subsidiary is liable for any accumulated funding deficiency as that term is defined in Section 412 of the Code.

     (vii) The present value of all benefits vested and all benefits accrued under each Wells Fargo Plan that is subject to Title IV of ERISA does not, in each case, exceed the value of the assets of the Wells Fargo Plans allocable to such vested or accrued benefits as of the end of the most recent Plan Year.

   (p) Registration Statement, etc. None of the information regarding Wells Fargo and its subsidiaries supplied or to be supplied by Wells Fargo for inclusion in (i) the Registration Statement, (ii) the Proxy Statement, or (iii) any other documents to be filed with the SEC or any regulatory authority in connection with the transactions contemplated hereby or by the Merger Agreement will, at the respective times such Registration Statement, Proxy Statement and other documents are filed with the SEC or any regulatory authority and, in the case of the Registration Statement, when it becomes effective and, with respect to the Proxy Statement, when mailed, and, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the time of the meeting of shareholders referred to in paragraph 4(c)(i), and at the Effective Time of the Merger contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. All documents which Wells Fargo and the Wells Fargo Subsidiaries are responsible for filing with the SEC and any other regulatory authority in connection with the Merger will comply as to form in all material respects with the provisions of applicable law.

   (q) Brokers and Finders. Neither Wells Fargo nor any Wells Fargo Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for Wells Fargo or any Wells Fargo Subsidiary in connection with this Agreement and the Merger Agreement or the transactions contemplated hereby and thereby.

   (r) No Defaults. Neither Wells Fargo nor any Wells Fargo Subsidiary is in default, nor has any event occurred that, with the passage of time or the giving of notice, or both, would constitute a default under any material agreement, indenture, loan agreement or other instrument to which it is a party or by which it or any of its assets is bound or to which any of its assets is subject, the result of which has had or could reasonably be expected to have a material adverse effect upon Wells Fargo and its subsidiaries taken as a whole. To the best of Wells Fargo's knowledge, all parties with whom Wells Fargo or any Wells Fargo Subsidiary has material leases, agreements or contracts or who owe to Wells Fargo or any Wells Fargo Subsidiary material obligations, other than those arising in the ordinary course of the banking business of the Wells Fargo Subsidiaries are in compliance therewith in all material respects.

   (s) Environmental Liability. There is no legal, administrative, or other proceeding, claim, or action of any nature seeking to impose, or that could result in the imposition, on Wells Fargo or any Wells Fargo Subsidiary of any liability relating to the release of hazardous substances as defined under any local, state or federal environmental statute, regulation or ordinance including, without limitation, CERCLA, pending or to the best of Wells Fargo's knowledge, threatened against Wells Fargo or any Wells Fargo Subsidiary, the result of which has had or could reasonably be expected to have a material adverse effect upon Wells Fargo and its subsidiaries taken as a whole; to the best of Wells Fargo's knowledge, there is no reasonable basis for any such proceeding, claim or action; and to the best of Wells Fargo's knowledge, neither Wells Fargo nor any Wells Fargo Subsidiary is subject to any agreement, order, judgment, or decree by or with any court, governmental authority or third party imposing any such environmental liability.

   (t) Merger Co. As of the Closing Date, Merger Co. will be a corporation duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of incorporation, and will have corporate power and authority to own or lease its properties and assets and to carry on its business. As of the Closing Date, the execution, delivery and performance by Merger Co. of the Merger Agreement will have been duly authorized by Merger Co.'s Board of Directors and shareholders, and the Merger Agreement will be a valid and binding obligation of Merger Co., enforceable against Merger Co. in accordance with its terms.

   (u) Interim Bank. As of the Closing Date, Interim Bank will be a corporation duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of incorporation, and will have corporate power and authority to own or lease its properties and assets and to carry on its business. As of the Closing Date, the execution, delivery and performance by Interim Bank of the Bank Merger Agreement will have been duly authorized by Interim Bank's Board of Directors and shareholders, and the

Bank Merger Agreement will be a valid and binding obligation of Interim Bank, enforceable against Interim Bank in accordance with its terms.

   4. Covenants of Company. Company covenants and agrees with Wells Fargo as follows:

   (a) Affirmative Covenants. Except as otherwise permitted or required by this Agreement, from the date hereof until the Effective Time of the Merger, Company, and each Company Subsidiary will: maintain its corporate existence in good standing; maintain the general character of its business and conduct its business in its ordinary and usual manner; extend credit in accordance with existing lending policies, except that it shall not, without the prior written consent of Wells Fargo (which shall be deemed to be waived if Wells Fargo has made no response by the end of the second complete business day following the receipt, as evidenced by confirmed facsimile, of the request by the representative designated in writing by Wells Fargo), (A) make any new loan or modify, restructure or renew any existing loan (except pursuant to commitments made prior to the date of this Agreement) to any borrower if the amount of the resulting loan, when aggregated with all other loans or extensions of credit to such person (other than consumer-purpose loans and loans which are for less than $100,000), would be in excess of $1,500,000, or (B) make any extensions of credit aggregating in excess of $750,000 to a person or entity that is not a borrower as of the date hereof or that has not been a borrower within twelve months prior to the date hereof; maintain proper business and accounting records in accordance with generally accepted principles; maintain its properties in good repair and condition, ordinary wear and tear excepted; maintain in all material respects presently existing insurance coverage; use its best efforts to preserve its business organization intact, to keep the services of its present principal employees and to preserve its good will and the good will of its suppliers, customers and others having business relationships with it; use its best efforts to obtain any approvals or consents required to maintain existing leases and other contracts in effect following the Merger; comply in all material respects with all laws, regulations, ordinances, codes, orders, licenses and permits applicable to the properties and operations of Company and each Company Subsidiary the non-compliance with which reasonably could be expected to have a material adverse effect on Company and the Company Subsidiaries taken as a whole; and permit Wells Fargo and its representatives (including KPMG LLP) to examine its and its subsidiaries books, records and properties and to interview officers, employees and agents at all reasonable times when it is open for business. No such examination by Wells Fargo or its representatives either before or after the date of this Agreement shall in any way affect, diminish or terminate any of the representations, warranties or covenants of Company herein expressed.

   (b) Negative Covenants. Except as otherwise contemplated or required by this Agreement, from the date hereof until the Effective Time of the Merger, Company and each Company Subsidiary will not (without the prior written consent of Wells Fargo): amend or otherwise change its articles of incorporation or association or by-laws; issue or sell or authorize for issuance or sale, or grant any options or make other agreements with respect to the issuance or sale or conversion of, any shares of its capital stock, phantom shares or other share-equivalents, or any other of its securities (except as required under existing Plans and outstanding Company Stock Options); authorize or incur any long-term debt (other than deposit liabilities); mortgage, pledge or subject to lien or other encumbrance any of its properties, except in the ordinary course of business; enter into any material agreement, contract or commitment in excess of $50,000 except banking transactions in the ordinary course of business and in accordance with policies and procedures in effect on the date hereof; make any investments except investments made by bank subsidiaries in the ordinary course of business of Treasury securities only for terms of up to two years and in amounts of $1,000,000 or less; amend or terminate any Plan except as required by law or by paragraph 4(j) hereof; make any contributions to any Plan except as required by the terms of such Plan in effect as of the date hereof; declare, set aside, make or pay any dividend or other distribution with respect to its capital stock except (A) Company may declare and pay dividends on Company Common Stock, in accordance with applicable law and regulation and consistent with past practice, out of the net earnings of Company between the date hereof and the Effective Date of the Merger, determined in accordance with generally accepted accounting principles, in an amount not to exceed an annualized rate of $0.35 provided, however, that the stockholders of Company shall be entitled to a dividend as determined by Company after consultation with Wells Fargo on Company Common Stock or Wells Fargo Common Stock, but not both, in the calendar quarter in which the Closing shall occur, and (B) any dividend declared by a Company

Subsidiary's Board of Directors in accordance with applicable law and regulation; redeem, purchase or otherwise acquire, directly or indirectly, any of the capital stock of Company; increase the compensation of any officers, directors or executive employees, except pursuant to existing compensation plans and practices; sell or otherwise dispose of any shares of the capital stock of any Company Subsidiary; or sell or otherwise dispose of any of its assets or properties other than in the ordinary course of business.

   (c) Shareholder Meetings.

     (i) The Board of Directors of Company will duly call, and will cause to be held not later than twenty-five (25) business days following the effective date of the Registration Statement, a meeting of its shareholders and will direct that this Agreement and the Merger Agreement be submitted to a vote at such meeting. The Board of Directors of Company will (i) cause proper notice of such meeting to be given to its shareholders in compliance with the Iowa Business Corporation Act and other applicable law and regulation, (ii) except to the extent that the Board of Directors of Company shall conclude in good faith, after taking into account the advice of its outside counsel, that to do so would violate its fiduciary obligations under applicable law, (A) recommend by the affirmative vote of the Board of Directors a vote in favor of approval of this Agreement and the Merger Agreement, and (B) use its best efforts to solicit from its shareholders proxies in favor thereof.

     (ii) The Board of Directors of Bank will duly call, and will cause to be held not later than twenty-five (25) business days following the effective date of the Registration Statement, a meeting of its shareholders and will direct that this Agreement and the Bank Merger Agreement be submitted to a vote at such meeting. The Board of Directors of Bank will (i) cause proper notice of such meeting to be given to its shareholders in compliance with all applicable law and regulation, (ii) recommend by the affirmative vote of the Board of Directors a vote in favor of approval of this Agreement and Bank Merger Agreement, and (iii) use its best efforts to solicit from its shareholders proxies in favor thereof.

   (d) Information Furnished by Company. Company will furnish or cause to be furnished to Wells Fargo all the information concerning Company and the Company Subsidiaries required for inclusion in the Registration Statement, or any statement or application made by Wells Fargo to any governmental body in connection with the transactions contemplated by this Agreement. Any financial statement for any fiscal year provided under this paragraph must include the audit opinion and the consent of KPMG LLP to use such opinion in such Registration Statement.

   (e) Approvals. Company will take all necessary corporate and other action and use its best efforts to obtain all approvals of regulatory authorities, consents and other approvals required of Company to carry out the transactions contemplated by this Agreement and will cooperate with Wells Fargo to obtain all such approvals and consents required of Wells Fargo.

   (f) Delivery of Closing Documents. Company will use its best efforts to deliver to the Closing all opinions, certificates and other documents required to be delivered by it at the Closing.

   (g) Confidential Information. Company will hold in confidence all documents and information concerning Wells Fargo and its subsidiaries furnished to Company and its representatives in connection with the transactions contemplated by this Agreement and will not release or disclose such information to any other person, except as required by law and except to Company's outside professional advisers in connection with this Agreement, with the same undertaking from such professional advisers. If the transactions contemplated by this Agreement shall not be consummated, such confidence shall be maintained and such information shall not be used in competition with Wells Fargo (except to the extent that such information was previously known to Company, in the public domain, or later acquired by Company from other sources not known to Company to be subject to a confidentiality obligation to Wells Fargo) and, upon request, all such documents and any copies thereof and all documents prepared by Company that include such confidential information shall be destroyed, excluding documents such as minutes of meetings and regulatory filings that Company is required to retain.

   (h) Competing Transactions. Neither Company, nor any Company Subsidiary, nor any director, officer, representative or agent thereof, will, directly or indirectly, solicit, authorize the solicitation of or except to the extent that the Board of Directors of Company shall conclude in good faith, after taking into account the written advice of its outside counsel, that to fail to do so could reasonably be determined to violate its fiduciary obligations under applicable law, enter into any discussions with any corporation, partnership, person or other entity or group (other than Wells Fargo) concerning any offer or possible offer (i) to purchase any shares of common stock, any option or warrant to purchase any shares of common stock, any securities convertible into any shares of such common stock, or any other equity security of Company or any Company Subsidiary, (ii) to make a tender or exchange offer for any shares of such common stock or other equity security, (iii) to purchase, lease or otherwise acquire the assets of Company or any Company Subsidiary except in the ordinary course of business, or (iv) to merge, consolidate or otherwise combine with Company or any Company Subsidiary. If any corporation, partnership, person or other entity or group makes an offer or inquiry to Company or any Company Subsidiary concerning any of the foregoing, Company or such Company Subsidiary will promptly disclose such offer or inquiry to Wells Fargo.

   (i) Public Disclosure. Company shall consult with Wells Fargo as to the form and substance of any proposed press release or other proposed public disclosure of matters related to this Agreement or any of the transactions contemplated hereby.

   (j) Benefit Plans. Company and each Company Subsidiary will take all action necessary or required (i) to amend as of the Effective Date of the Merger, if requested by Wells Fargo, all qualified retirement and welfare benefit plans and all non-qualified benefit plans and compensation arrangements (except severance plans and individual severance and employment agreements) to facilitate the merger of such plans with Wells Fargo plans without gaps in coverage for participants in the plans and without duplication of costs caused by the continuation of such plans after coverage is available under Wells Fargo plans, and (ii) to submit an application to the Internal Revenue Service for a favorable determination letter for each of the Plans that is subject to the qualification requirements of Section 401(a) of the Code prior to the Effective Date of the Merger.

   (k) Affiliate Letters. Company shall use its best efforts to obtain and deliver prior to the Effective Date of the Merger signed representations substantially in the form attached hereto as Exhibit B to Wells Fargo by each executive officer, director or shareholder of Company who may reasonably be deemed an "affiliate" of Company within the meaning of such term as used in Rule 145 under the Securities Act.

   (l) Accruals and Reserves. Company shall establish, immediately prior to the Effective Time of the Merger, such additional accruals and reserves as may be necessary (i) to conform Company's accounting and credit loss reserve practices and methods to those of Wells Fargo, consistent with Wells Fargo's plans with respect to the conduct of Company's business following the Merger and (ii) to the extent permitted by generally accepted accounting principles, to provide for the costs and expenses relating to the consummation by Company of the Merger and the other transactions contemplated by this Agreement.

   (m) Environmental Assessments. Company shall obtain, at its sole expense, Phase I environmental assessments for each owned bank facility and each non-residential OREO property. Company shall use its reasonable best efforts to deliver oral reports of such environmental assessments to Wells Fargo no later than four (4) weeks and written reports no later than eight (8) weeks from the date of this Agreement. Company shall obtain, at its sole expense, Phase II environmental assessments for properties identified by Wells Fargo on the basis of the results of such Phase I environmental assessments. Company shall obtain a survey and assessment of all potential asbestos containing material in owned or leased real properties (other than OREO property) and shall use its reasonable best efforts to deliver a written report of the results to Wells Fargo within four (4) weeks of execution of this Agreement.

   (n) Title Commitments and Boundary Surveys. Company shall obtain, at its sole expense, commitments for title insurance and boundary surveys for each owned bank facility which Company shall use its reasonable best efforts to deliver to Wells Fargo no later than four (4) weeks from the date of this Agreement.

   (o) Company Stock Option Plan. Company shall collect in cash (and timely pay) all applicable withholding and payroll taxes with respect to any options, awards and stock appreciation rights exercised under the Company Stock Option Plan prior to the Effective Time of the Merger, and shall comply with all payroll reporting requirements with respect thereto. All outstanding Company Stock Options that remain unexercised at the Effective Time of the Merger shall be converted into Substitute Options pursuant to paragraph 1(b) hereof as of the Effective Time of the Merger.

   (p) Section 16 Reporting Requirements. The Board of Directors of Company shall, prior to the Effective Time of the Merger, take all such actions as may be necessary or appropriate pursuant to Exchange Act Rule 16b-3(e) to exempt
(i) the conversion of Company Common Stock and Company Stock Options into Wells Fargo Common Stock and options to purchase Wells Fargo Common Stock, as the case may be, and (ii) the acquisition of Wells Fargo Common Stock or options to purchase Wells Fargo Common Stock, as the case may be, pursuant to the terms of this Agreement by officers and directors of Company subject to the reporting requirements of Section 16(a) of the Exchange Act. Company shall provide to counsel for Wells Fargo copies of the resolutions to be adopted by the Board of Directors of Company to implement the foregoing.

   5. Covenants of Wells Fargo. Wells Fargo covenants and agrees with Company as follows:

   (a) Affirmative Covenants. From the date hereof until the Effective Time of the Merger, Wells Fargo will maintain its corporate existence in good standing; conduct, and cause the Wells Fargo Subsidiaries to conduct, their respective businesses in compliance with all material obligations and duties imposed on them by all laws, governmental regulations, rules and ordinances, and judicial orders, judgments and decrees applicable to Wells Fargo or the Wells Fargo Subsidiaries, their businesses or their properties; maintain all books and records of it and the Wells Fargo Subsidiaries, including all financial statements, in accordance with the accounting principles and practices consistent with those used for the Wells Fargo Financial Statements, except for changes in such principles and practices required under generally accepted accounting principles.

   (b) Information Provided by Wells Fargo. Wells Fargo will furnish to Company all the information concerning Wells Fargo required for inclusion in a proxy statement or statements to be sent to the shareholders of Company, or in any statement or application made by Company to any governmental body in connection with the transactions contemplated by this Agreement.

   (c) Registration Statement. As promptly as practicable after the execution of this Agreement, Wells Fargo will file with the SEC the Registration Statement and any other applicable documents, relating to the shares of Wells Fargo Common Stock to be delivered to the shareholders of Company pursuant to the Merger Agreement and to the minority shareholders of Bank pursuant to the Bank Merger Agreement, and will use its best efforts to cause the Registration Statement to become effective. At the time the Registration Statement becomes effective, the Registration Statement will comply in all material respects with the provisions of the Securities Act and the published rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, and at the time of mailing thereof to the Company and Bank shareholders, at the time of the Company and Bank shareholders' meetings referred to in paragraph 4(c) hereof and at the Effective Time of the Merger the prospectus included as part of the Registration Statement, as amended or supplemented by any amendment or supplement filed by Wells Fargo (hereinafter the "Prospectus"), will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not false or misleading; provided, however, that none of the provisions of this subparagraph shall apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by Company or any Company Subsidiary for use in the Registration Statement or the Prospectus. In advance of filing the Registration Statement and other SEC filings relating to the transactions contemplated by this Agreement, Wells Fargo will provide the Company and its counsel with a copy of the Registration Statement and present an opportunity to comment thereon.

   (d) Stock Exchange Listings. Wells Fargo will file all documents required to be filed to list the Wells Fargo Common Stock to be issued pursuant to the Merger Agreement and the Bank Merger Agreement on the New York Stock Exchange and the Chicago Stock Exchange and use its best efforts to effect said listings.

   (e) Wells Fargo Shares. The shares of Wells Fargo Common Stock to be issued by Wells Fargo to the shareholders of Company pursuant to this Agreement and the Merger Agreement and to the minority shareholders of Bank pursuant to this Agreement and the Bank Merger Agreement will, upon such issuance and delivery to said shareholders pursuant to the Merger Agreement or the Bank Merger Agreement, be duly authorized, validly issued, fully paid and nonassessable. The shares of Wells Fargo Common Stock to be delivered to the shareholders of Company pursuant to the Merger Agreement and to the minority shareholders of Bank pursuant to the Bank Merger Agreement are and will be free of any preemptive rights of the stockholders of Wells Fargo.

   (f) Blue Sky Approvals. Wells Fargo will file all documents required to obtain, prior to the Effective Time of the Merger, all necessary Blue Sky permits and approvals, if any, required to carry out the transactions contemplated by this Agreement, will pay all expenses incident thereto and will use its best efforts to obtain such permits and approvals.

   (g) Approvals. Wells Fargo will take all necessary corporate and other action and file all documents required to obtain and will use its best efforts to obtain all approvals of regulatory authorities, consents and approvals required of it to carry out the transactions contemplated by this Agreement and will cooperate with Company to obtain all such approvals and consents required by Company.

   (h) Confidential Information. Wells Fargo will hold in confidence all documents and information concerning Company and Company's Subsidiaries furnished to it and its representatives in connection with the transactions contemplated by this Agreement and will not release or disclose such information to any other person, except as required by law and except to its outside professional advisers in connection with this Agreement, with the same undertaking from such professional advisers. If the transactions contemplated by this Agreement shall not be consummated, such confidence shall be maintained and such information shall not be used in competition with Company (except to the extent that such information was previously known to Wells Fargo, in the public domain, or later acquired by Wells Fargo from other sources not known to Wells Fargo to be subject to a confidentiality obligation to Company) and, upon request, all such documents and any copies thereof Company and all documents prepared by Wells Fargo that include such confidential information shall be destroyed, excluding documents such as minutes of meetings and regulatory filings that Wells Fargo is required to retain.

   (i) Merger Filings. Wells Fargo will file any documents or agreements required to be filed in connection with the Merger and the Bank Merger under the Iowa Business Corporation Act.

   (j) Delivery of Closing Documents. Wells Fargo will use its best efforts to deliver to the Closing all opinions, certificates and other documents required to be delivered by it at the Closing.

   (k) Public Disclosure. Wells Fargo shall consult with Company as to the form and substance of any proposed press release or other proposed public disclosure of matters related to this Agreement or any of the transactions contemplated hereby.

   (l) Notice of Regulatory Approvals. Wells Fargo shall give Company notice of receipt of the regulatory approvals referred to in paragraph 7(e).

   (m) Indemnification; Directors and Officers Insurance. With respect to the indemnification of directors and officers, Wells Fargo agrees as follows:

     (i) Following the Effective Date of the Merger, Wells Fargo shall indemnify, defend and hold harmless any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time of the Merger, a director or officer of Company or any Company Subsidiary (an "Indemnified Party" and, collectively, the "Indemnified Parties"), to the same extent as Company is obligated to indemnify, defend and hold harmless the Indemnified Parties in Company's articles of incorporation or bylaws or similar governing documents of any Company Subsidiary, as applicable in the particular case and as in effect on the date hereof, with respect to claims arising from (A) facts or events that occurred before the Effective Time of the Merger, or (B) this Agreement or any of the transactions contemplated by this Agreement, whether in any case asserted or arising before or after the Effective Time of the Merger. Nothing contained in this paragraph 5(m)(i) shall be deemed to preclude the liquidation, consolidation, or merger of Company or any Company Subsidiary, in which case all of such rights to indemnification and limitations on liability shall be deemed to survive and continue as contractual rights notwithstanding any such liquidation or consolidation or merger; provided, however, that in the event of liquidation or sale of substantially all of the assets of Company, Wells Fargo shall guarantee, to the extent of the net asset value of Company or any Company Subsidiary as of the Effective Date of the Merger, the indemnification obligations of Company or any Company Subsidiary to the extent of indemnification obligations of Company and the Company Subsidiaries described above. Notwithstanding anything to the contrary contained in this paragraph 5(m)(i), nothing contained herein shall require Wells Fargo to indemnify any person who was a director or officer of Company or any Company Subsidiary to a greater extent than Company or any Company Subsidiary is, as of the date of this Agreement, required to indemnify any such person;

     (ii) any Indemnified Party wishing to claim indemnification under paragraph 5(m)(i), upon learning of any such claim, action, suit, proceeding, or investigation, shall promptly notify Wells Fargo thereof, but the failure to so notify shall not relieve Wells Fargo of any liability it may have to such Indemnified Party. In the event of any such claim, action, suit, proceeding, or investigation (whether arising before or after the Effective Time of the Merger) (A) Wells Fargo shall have the right to assume the defense thereof and Wells Fargo shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, except that if Wells Fargo elects not to assume such defense or counsel for the Indemnified Party advises that there are issues which raise conflicts of interest between Wells Fargo and the Indemnified Party, the Indemnified Party may retain counsel satisfactory to them, and Wells Fargo shall pay the reasonable fees and expenses of such counsel for the Indemnified Party promptly as statements therefor are received, provided, however, that Wells Fargo shall be obligated pursuant to this subparagraph (ii) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest, and (B) such Indemnified Party shall cooperate in the defense of any such matter;

     (iii) for a period of six years after the Effective Time of the Merger, Wells Fargo shall use its best efforts to cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by Company (provided that Wells Fargo may substitute therefor policies of at least the same coverage and amount containing terms and conditions which are substantially no less advantageous) with respect to claims arising from facts or events which occurred before the Effective Time of the Merger; provided, however, that in no event shall Wells Fargo be obligated to expend, in order to maintain or provide insurance coverage pursuant to this paragraph 5(m)(iii), any amount per annum in excess of 150% of the amount of the annual premiums paid as of the date hereof by Company for such insurance (the "Maximum Amount") and provided further that, prior to the Effective Time of the Merger, Company shall notify the appropriate directors' and officers' liability insurers of the Merger and of all pending or threatened claims, actions, suits, proceedings or investigations asserted or claimed against any Indemnified Party, or circumstances likely to give rise thereto to the extent known to the Company, in accordance with terms and conditions of the applicable policies. If the amount of the annual premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, Wells Fargo shall use reasonable efforts to maintain the most advantageous policies of directors' and officers' insurance obtainable for an annual premium equal to the Maximum Amount;

     (iv) if Wells Fargo or any of its successors or assigns (A) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (B) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, proper provision shall be made so that the successors and assigns of Wells Fargo shall assume the obligations set forth in this paragraph 5(m); and

     (v) the provisions of this paragraph 5(m) are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

   6. Conditions Precedent to Obligation of Company. The obligation of Company to effect the Merger shall be subject to the satisfaction at or before the Time of Filing of the following further conditions, which may be waived in writing by Company:

   (a) Representations and Warranties. Except as they may be affected by transactions contemplated hereby and except to the extent such representations and warranties are by their express provisions made as of a specified date and except for activities or transactions after the date of this Agreement made in the ordinary course of business and not expressly prohibited by this Agreement, the representations and warranties contained in paragraph 3 hereof shall be true and correct in all respects material to Wells Fargo and its subsidiaries taken as a whole as if made at the Time of Filing.

   (b) Performance of Wells Fargo Obligations. Wells Fargo shall have, or shall have caused to be, performed and observed in all material respects all covenants, agreements and conditions hereof to be performed or observed by it and Merger Co. at or before the Time of Filing.

   (c) Wells Fargo Compliance Certificate. Company shall have received a favorable certificate, dated as of the Effective Date of the Merger, signed by the Chairman, the President or any Executive Vice President or Senior Vice President and by the Secretary or Assistant Secretary of Wells Fargo, as to the matters set forth in subparagraphs (a) and (b) of this paragraph 6.

   (d) Shareholder Approvals. This Agreement, the Merger Agreement and the Bank Merger Agreement shall have been approved by the affirmative vote of the holders of the percentage of the outstanding shares of Company and the Bank, respectively, required for approval of a plan of merger in accordance with the provisions of Company's Articles of Incorporation and Bank's Articles of Association, respectively, and the Iowa Business Corporation Act.

   (e) Governmental Approvals. Wells Fargo shall have received approval by the Federal Reserve Board and by such other governmental agencies as may be required by law of the transactions contemplated by this Agreement, the Merger Agreement and the Bank Merger Agreement and all waiting and appeal periods prescribed by applicable law or regulation shall have expired.

   (f) No Restraining Order, Etc. No court or governmental authority of competent jurisdiction shall have issued an order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

   (g) Shares Authorized for Listing. The shares of Wells Fargo Common Stock to be delivered to the stockholders of Company pursuant to this Agreement, the Merger Agreement and the Bank Merger Agreement shall have been authorized for listing on the New York Stock Exchange and the Chicago Stock Exchange.

   (h) Tax Opinion. Company shall have received an opinion, dated the Closing Date, of Sullivan & Cromwell, special counsel to Company, substantially to the effect that, for federal income tax purposes: (i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the holders of Company Common Stock upon receipt of Wells Fargo Common Stock except for cash received in lieu of fractional shares; (iii) the basis of the Wells Fargo Common Stock received by the shareholders of Company will be the same as the basis of Company Common Stock exchanged therefor;

and (iv) the holding period of the shares of Wells Fargo Common Stock received by the shareholders of Company will include the holding period of the Company Common Stock, provided such shares of Company Common Stock were held as a capital asset as of the Effective Time of the Merger. For purposes of such opinion, Sullivan & Cromwell may request and rely upon representations of Wells Fargo, the Company and the Bank, and may in addition rely on certain assumptions.

   (i) Registration Statement Effective; No Stop Order, Etc.; Blue Sky Authorizations Received. The Registration Statement (as amended or supplemented) shall have become effective under the Securities Act and shall not be subject to any stop order, and no action, suit, proceeding or investigation by the SEC to suspend the effectiveness of the Registration Statement shall have been initiated and be continuing, or have been threatened and be unresolved. Wells Fargo shall have received all state securities law or blue sky authorizations necessary to carry out the transactions contemplated by this Agreement.

   (j) Fairness Opinion. Prior to the mailing of the Proxy Statement, Company and the Board of Directors of Company shall have received an opinion of The Keefe, Bruyette and Woods, Inc. addressed to Company and the Board of Directors of Company, and for their exclusive benefit, for inclusion in said Proxy Statement and dated effective as of the date of mailing of such Proxy Statement, based on such matters as of Keefe, Bruyette and Woods, Inc. deems appropriate or necessary, to the effect that the consideration to be received by stockholders of Company pursuant to the Merger is fair from a financial point of view. Company shall promptly provide a copy of such opinion to Wells Fargo upon receipt.

   (k) No Material Adverse Change. Since March 31, 2000, no change shall have occurred and no circumstances shall exist which has had or might reasonably be expected to have a material adverse effect on the financial condition, results of operations, business or prospects of Wells Fargo and the Wells Fargo subsidiaries taken as a whole (other than changes in banking laws or regulations, or interpretations thereof, that affect the banking industry generally or changes in the general level of interest rates).

   7. Conditions Precedent to Obligation of Wells Fargo. The obligation of Wells Fargo to effect the Merger and the Bank Merger shall be subject to the satisfaction at or before the Time of Filing of the following conditions, which may be waived in writing by Wells Fargo:

   (a) Representations and Warranties. Except as they may be affected by transactions contemplated hereby and except to the extent such representations and warranties are by their express provisions made as of a specified date and except for activities or transactions or events occurring after the date of this Agreement made in the ordinary course of business and not expressly prohibited by this Agreement, the representations and warranties contained in paragraph 2 hereof shall be true and correct in all respects material to Company and the Company Subsidiaries taken as a whole as if made at the Time of Filing.

   (b) Performance of Company Obligations. Company shall have, or shall have caused to be, performed and observed in all material respects all covenants, agreements and conditions hereof to be performed or observed by it at or before the Time of Filing.

   (c) Shareholder Approvals. This Agreement, the Merger Agreement and the Bank Merger Agreement shall have been approved by the affirmative vote of the holders of the percentage of the outstanding shares of Company and the Bank, respectively, required for approval of a plan of merger in accordance with the provisions of Company's Articles of Incorporation and Bank's Articles of Association, respectively, and the Iowa Business Corporation Act.

   (d) Company's Compliance Certificate. Wells Fargo shall have received a favorable certificate dated as of the Effective Date of the Merger signed by the Chairman or President and by the Secretary or Assistant Secretary of Company, as to the matters set forth in subparagraphs (a) through (c) of this paragraph 7.

   (e) Governmental Approvals. Wells Fargo shall have received approval by all governmental agencies as may be required by law of the transactions contemplated by this Agreement, the Merger Agreement and the

Bank Merger Agreement and all waiting and appeal periods prescribed by applicable law or regulation shall have expired. No approvals, licenses or consents granted by any regulatory authority shall contain any condition or requirement relating to Company or any Company Subsidiary that, in the good faith judgment of Wells Fargo, is unreasonably burdensome to Wells Fargo. For purposes of this paragraph 7(e), a divestiture required as a condition to approval by the Federal Reserve Board of the transactions contemplated by this Agreement shall not be deemed to be unreasonably burdensome if such divestiture is consistent with Department of Justice and Federal Reserve Board guidelines, policies, and practices regarding the merger of bank holding companies that have been used in transactions that have been reviewed within two years prior to the date of this Agreement.

   (f) Consents, Authorizations, Etc. Obtained. Company and each Company Subsidiary shall have obtained any and all material consents or waivers from other parties to loan agreements, leases or other contracts material to Company's or such Company Subsidiary's business required for the consummation of the Merger and Bank Merger, and Company and each Company Subsidiary shall have obtained any and all material permits, authorizations, consents, waivers and approvals required for the lawful consummation by it of the Merger and Bank Merger.

   (g) No Restraining Order, etc. No court or governmental authority of competent jurisdiction shall have issued an order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

   (h) Number of Outstanding Shares. At any time since the date hereof the total number of shares of Company Common Stock outstanding and subject to issuance upon exercise (assuming for this purpose that phantom shares and other share-equivalents constitute Company Common Stock) of all warrants, options, conversion rights, phantom shares or other share-equivalents, other than any option held by Wells Fargo, shall not have exceeded 23,000,000.

   (i) Registration Statement Effective; No Stop Order, etc.; Blue Sky Authorizations Received. The Registration Statement (as amended or supplemented) shall have become effective under the Securities Act and shall not be subject to any stop order, and no action, suit, proceeding or investigation by the SEC to suspend the effectiveness of the Registration Statement shall have been initiated and be continuing, or have been threatened or be unresolved. Wells Fargo shall have received all state securities law or blue sky authorizations necessary to carry out the transactions contemplated by this Agreement.

   (j) Comfort Certificate. Wells Fargo shall have received from the Chief Executive Officer and Chief Financial Officer of Company a letter, dated as of the effective date of the Registration Statement and updated through the date of Closing, in form and substance satisfactory to Wells Fargo, to the effect that:

     (i) the interim quarterly financial statements of Company included or incorporated by reference in the Registration Statement are prepared in accordance with generally accepted accounting principles applied on a basis consistent with the audited financial statements of Company;

     (ii) the amounts reported in the interim quarterly financial statements of Company agree with the general ledger of Company;

     (iii) the annual and quarterly financial statements of Company and the Company Subsidiaries included in, or incorporated by reference in, the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder;

     (iv) from the date of the most recent unaudited consolidated financial statements of Company and the Company Subsidiaries as may be included in the Registration Statement to a date 5 days prior to the effective date of the Registration Statement or 5 days prior to the Closing, there are no increases in long-term debt, changes in the capital stock or decreases in stockholders' equity of Company and the Company Subsidiaries, except in each case for changes, increases or decreases which the Registration

  Statement discloses have occurred or may occur or which are described in such letters. For the same period, there have been no decreases in consolidated net interest income, consolidated net interest income after provision for credit losses, consolidated income before income taxes, consolidated net income and net income per share amounts of Company and the Company Subsidiaries, or in income before equity in undistributed income of subsidiaries, in each case as compared with the comparable period of the preceding year, except in each case for changes, increases or decreases which the Registration Statement discloses have occurred or may occur or which are described in such letters;

     (v) they have reviewed certain amounts, percentages, numbers of shares and financial information which are derived from the general accounting records of Company and the Company Subsidiaries, which appear in the Registration Statement under the certain captions to be specified by Wells Fargo, and have compared certain of such amounts, percentages, numbers and financial information with the accounting records of Company and the Company Subsidiaries and have found them to be in agreement with financial records and analyses prepared by Company included in the annual and quarterly financial statements, except as disclosed in such letters.

   (k) No Casualty Losses, Etc. Company and the Company Subsidiaries considered as a whole shall not have sustained since December 31, 1999 any material loss or interference with their business from any civil disturbance or any fire, explosion, flood or other calamity, whether or not covered by insurance.

   (l) No Environmental Liability. There shall be no reasonable basis for any proceeding, claim or action of any nature seeking to impose, or that could result in the imposition on Company or any Company Subsidiary of, any liability relating to the release of hazardous substances as defined under any local, state or federal environmental statute, regulation or ordinance including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended, which has had or could reasonably be expected to have a material adverse effect upon Company and its subsidiaries taken as a whole.

   (m) No Material Adverse Change. Since March 31, 2000, no change shall have occurred and no circumstances shall exist which has had or might reasonably be expected to have a material adverse effect on the financial condition, results of operations, business or prospects of Company and the Company Subsidiaries taken as a whole (other than changes in banking laws or regulations, or interpretations thereof, that affect the banking industry generally or changes in the general level of interest rates).

   8. Employee Benefit Plans. Each person who is an employee of Company or any Company Subsidiary as of the Effective Date of the Merger ("Company Employees") shall be eligible for participation in the employee welfare and retirement plans of Wells Fargo, as in effect from time to time, as follows:

   (a) Employee Welfare Benefit Plans. Each Company Employee shall be eligible for participation in the employee welfare benefit plans of Wells Fargo listed below subject to any eligibility requirements applicable to such plans (and not subject to pre-existing condition exclusions, except with respect to the Wells Fargo Long Term Care Plan and Wells Fargo Long Term Disability Plan) and shall enter each plan not later than the first day of the calendar quarter which begins at least 32 days after the Effective Date of the Merger (the "Benefits Conversion Date"), unless such date would occur on or after October 1, 2000 and on or before December 31, 2000, in which case the Benefits Conversion Date would be January 1, 2001:

   Medical Plan
   Dental Plan
   Vision Plan
   Short Term Disability Plan
   Long Term Disability Plan
   Long Term Care Plan
   Flexible Benefits Plan
   Basic Group Life Insurance Plan

   Group Universal Life Insurance Plan
   Dependent Group Life Insurance Plan
   Business Travel Accident Insurance Plan
   Accidental Death and Dismemberment Plan
   Salary Continuation Pay Plan
   Paid Time Off Program

   It is intended that the transition from Company's Plans to the Wells Fargo Plans will be facilitated without gaps in coverage to the participants and without duplication of costs to Wells Fargo. Company Employees shall receive credit for years of service to Company, the Company Subsidiaries and any predecessors of Company or the Company Subsidiaries (to the extent credited under the vacation and short-term disability programs of Company) for the purpose of determining benefits under the Wells Fargo Paid Time Off Program, Salary Continuation Pay Plan and Short Term Disability Plan. Company Employees shall be eligible for participation in the Wells Fargo Salary Continuation Pay Plan subject to any eligibility requirements applicable to such plans immediately following the Effective Time of the Merger; provided, however, that no Company Employee who is a participant in any Company severance or salary continuation plan that would provide such Company Employee with benefits after the Effective Time of the Merger or who has an employment agreement with Company or any Company Subsidiary at the Effective Time of the Merger shall be eligible to participate in the Wells Fargo Salary Continuation Pay Plan until such Company Employee is no longer covered by such Company severance or salary continuation plan or employment agreement.

   (b) Employee Retirement Benefit Plans.

   Each Company Employee shall be eligible to participate in the Wells Fargo 401(k) Plan (the "401(k) Plan"), subject to any eligibility requirements applicable to the 401(k) Plan (with full credit for years of past service to Company and the Company Subsidiaries, or to any predecessor-in-interest of Company or the Company Subsidiaries to the extent such service is currently given credit under the existing Company 401(k) plan) for the purpose of satisfying any eligibility and vesting periods applicable to the 401(k) Plan, and shall enter the 401(k) Plan no later than the Benefits Conversion Date.

   Each Company Employee shall be eligible to participate in the Wells Fargo Cash Balance Plan (the "Cash Balance Plan") under the terms thereof, subject to any eligibility requirements applicable to the Cash Balance Plan (with full credit for years of past service to Company and the Company Subsidiaries, to the extent credited under the Company's defined contribution plan, for the purpose of satisfying any eligibility and vesting periods applicable to the Cash Balance Plan but not with respect to calculating compensation credits under the Cash Balance Plan), and shall enter the Cash Balance Plan as of the Benefits Conversion Date.

   Each Company Employee shall be eligible for access to Wells Fargo's retiree medical benefit, subject to any eligibility requirements applicable to such benefit. Wells Fargo shall recognize years of past service with Company and the Company Subsidiaries for the purpose of eligibility to access Wells Fargo's retiree medical benefit.

   9. Termination of Agreement.

   (a) This Agreement may be terminated at any time prior to the Time of
Filing:

     (i) by mutual written consent of the parties hereto;

     (ii) by either of the parties hereto upon written notice to the other party if the Merger shall not have been consummated by March 31, 2001 unless such failure of consummation shall be due to the failure of the party seeking to terminate to perform or observe in all material respects the covenants and agreements hereof to be performed or observed by such party; or

     (iii) by Company or Wells Fargo upon written notice to the other party if any court or governmental authority of competent jurisdiction shall have issued a final order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement; or

     (iv) by either Wells Fargo or Company upon written notice to the other party if the Board of Directors of Company shall in good faith determine that a Takeover Proposal constitutes a Superior Proposal; provided, however, that Company shall not be permitted to terminate this Agreement pursuant to this paragraph 9(a)(iv) unless (i) it has not breached any covenant contained in paragraph 4(h) and (ii) it delivers to Wells Fargo simultaneously with such notice of termination the fee referred to in paragraph 9(c) below. As used in this Agreement; (i) "Takeover Proposal" means a bona fide proposal or offer by a person to make a tender or exchange offer, or to engage in a merger, consolidation or other business combination involving Company or to acquire in any manner a substantial equity interest in, or all or substantially all of the assets of, Company, and (ii) "Superior Proposal" means a bona fide proposal or offer made by a person to acquire Company pursuant to a tender or exchange offer, a merger, consolidation or other business combination or an acquisition of all or substantially all of the assets of Company and the Company Subsidiaries on terms which the Board of Directors of Company shall determine in good faith, after taking into account the advice of counsel, to be more favorable to Company and its shareholders than the transactions contemplated hereby; or

     (v) by Wells Fargo upon written notice to Company if (A) the Board of Directors of Company fails to recommend, withdraws, or modifies in a manner materially adverse to Wells Fargo, its approval or recommendation of this Agreement, or the transactions contemplated hereby, (B) after an agreement to engage in or the occurrence of an Acquisition Event (as defined below) or after a third party shall have made a proposal to Company or Company's shareholders to engage in an Acquisition Event, the transactions contemplated hereby are not approved at the meeting of Company shareholders contemplated by paragraph 4(c)(i), or (C) the meeting of Company shareholders contemplated by paragraph 4(c) is not held prior to March 15, 2001 and Company has failed to comply with its obligations under paragraph 4(c)(i). "Acquisition Event" means any of the following: (i) a merger, consolidation or similar transaction involving Company or Bank or any successor to Company or Bank, (ii) a purchase, lease or other acquisition in one or a series of related transactions of assets of Company or any of the Company Subsidiaries representing 25% or more of the consolidated assets of Company and the Company Subsidiaries or (iii) a purchase or other acquisition (including by way of merger, consolidation, share exchange or any similar transaction) in one or a series of related transactions of beneficial ownership of securities representing 25% or more of the voting power of Company or the Bank in each case with or by a person or entity other than Wells Fargo or an affiliate of Wells Fargo.

   (b) Termination of this Agreement under this paragraph 9 shall not release, or be construed as so releasing, either party hereto from any liability or damage to the other party hereto arising out of the breaching party's willful and material breach of the warranties and representations made by it, or willful and material failure in performance of any of its covenants, agreements, duties or obligations arising hereunder, and the obligations under paragraphs 4(g), 5(h) and 10 hereof shall survive such termination.

   (c) If this Agreement is terminated pursuant to paragraphs 9(a)(iv) or 9(a)(v), and if terminated pursuant to paragraph 9(a)(iv) and prior thereto or within 12 months after such termination:

     (i) Company, the Holding Company or the Bank or any successor to Company or the Bank shall have entered into an agreement to engage in an Acquisition Event (as defined above) or an Acquisition Event shall have occurred; or

     (ii) the Board of Directors of Company shall have authorized or approved an Acquisition Event or shall have publicly announced an intention to authorize or approve or shall have recommended that the shareholders of Company approve or accept any Acquisition Event, then Company shall promptly, but in no event later than five business days after the first of such events shall have occurred, pay Wells Fargo a fee equal to $8,000,000.

   (d) If this Agreement is terminated pursuant to this paragraph 9, Wells Fargo shall immediately pay to Company an amount equal to Company's actual expenses in connection with obtaining the environmental assessments, asbestos surveys, title commitments and boundary surveys required by paragraphs 4(m) and 4(n) hereof.

   10. Expenses. All expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation legal and accounting fees, incurred by Company and Company Subsidiaries shall be borne by Company, and all such expenses incurred by Wells Fargo shall be borne by Wells Fargo.

   11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

   12. Third Party Beneficiaries. Except as otherwise provided in paragraphs 1(b) with respect to Company Stock Options and 5(m) hereof with respect to indemnification of directors and officers, each party hereto intends that nothing in this Agreement shall benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

   13. Notices. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be (i) delivered in person, or (ii) shall be mailed by first class registered or certified mail, postage prepaid, or (iii) shall be sent by facsimile, or (iv) shall be sent by reputable overnight courier service addressed as follows:

   If to Wells Fargo:

     Wells Fargo & Company
     Norwest Center
     MAC N 9305-173
     Sixth and Marquette
     Minneapolis, Minnesota 55479
     Attention: Corporate Secretary

   If to Company:

     Brenton Banks, Inc.
     Suite 200, Capital Square
     400 Locust
     Des Moines, IA 50309
     Attention: Robert L. DeMeulenaere, CEO & President

   With a copy to:

     Sullivan & Cromwell
     125 Broad Street
     New York, NY 10004-2498
     Attention: H. Rodgin Cohen, Esq.

or to such other address with respect to a party as such party shall notify the other in writing as above provided. Notice shall be effective upon receipt.

   14. Complete Agreement. This Agreement, including the Exhibits and Schedules hereto, and the Merger Agreement and the Bank Merger Agreement contain the complete agreement between the parties hereto with respect to the Merger and other transactions contemplated hereby and supersede all prior agreements and understandings between the parties hereto with respect thereto.

   15. Captions. The captions contained in this Agreement and the Exhibits and Schedules hereto are for convenience of reference only and do not form a part of this Agreement or the Exhibits or Schedules.

   16. Waiver and Other Action. Either party hereto may, by a signed writing, give any consent, take any action pursuant to paragraph 9 hereof or otherwise, or waive any inaccuracies in the representations and warranties by the other party and compliance by the other party with any of the covenants and conditions herein.

   17. Amendment. At any time before the Time of Filing, the parties hereto, by action taken by their respective Boards of Directors or pursuant to authority delegated by their respective Boards of Directors, may amend this Agreement; provided, however, that no amendment after approval by the shareholders of Company or the Bank, respectively, shall be made which changes in a manner adverse to such shareholders the consideration to be provided to said shareholders pursuant to this Agreement and the Merger Agreement or Bank Merger Agreement, respectively.

   18. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

   19. Non-Survival of Representations and Warranties. No representation or warranty contained in the Agreement, the Merger Agreement or the Bank Merger shall survive the Merger or, except as set forth in paragraph 9(b) hereof, the termination of this Agreement. Paragraph 10 of this Agreement shall survive the Merger.

   20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute but one instrument.

           [The rest of this page has intentionally been left blank.]

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WELLS FARGO & COMPANY                     BRENTON BANKS, INC.

 /s/ John E. Ganoe                           /s/ Robert L. DeMeulenaere
By: _________________________________     By: _________________________________

 John E. Ganoe                             Robert L. DeMeulenaere
  Name: _____________________________       Name: _____________________________

 Executive Vice President                  Chief Executive Officer
  Title: ____________________________       Title: ____________________________


                                          BRENTON BANK

                                             /s/ Robert L. DeMeulenaere
                                          By: _________________________________

                                             Robert L. DeMeulenaere
                                            Name: _____________________________

                                           Chief Executive Officer
                                            Title: ____________________________

                             Exhibit A-1 to Agreement and Plan of Reorganization

                                 [Form of]
                          AGREEMENT AND PLAN OF MERGER
                                    Between
                              BRENTON BANKS, INC.
                              an Iowa corporation
                          (the surviving corporation)
                                      and

                        WELLS FARGO BBI MERGER CO.
                              an Iowa corporation
                            (the merged corporation)

   This Agreement and Plan of Merger (this "Agreement") dated as of           ,
     , between BRENTON BANKS, INC., an Iowa corporation (hereinafter sometimes called "Company" and sometimes called the "surviving corporation") and WELLS FARGO BBI MERGER CO., an Iowa corporation ("Merger Co.") (said corporations being hereinafter sometimes referred to as the "constituent corporations").

   WHEREAS, Merger Co., a wholly-owned subsidiary of Wells Fargo & Company ("Wells Fargo"), was incorporated by Articles of Incorporation filed in the office of the Iowa Secretary of State on October 10, 2000, and said corporation is now a corporation subject to and governed by the provisions of the Iowa Business Corporation Act. Merger Co. has authorized capital stock of 10,000 shares of common stock having a par value of $2.50 per share ("Merger Co.
Common Stock"), of which           shares were outstanding as of the date
hereof; and

   WHEREAS, Company was incorporated by Articles of Incorporation filed in the office of the Iowa Secretary of State on August 31, 1948 and said corporation is now a corporation subject to and governed by the provisions of the Iowa Business Corporation Act. Company has authorized capital stock of 500,000 shares of preferred stock, par value $1.00 per share, of which no shares were
outstanding as of         , 200 , and 50,000,000 shares of Common Stock, par
value $2.50 per share ("Company Common Stock") of which         shares were
outstanding as of             , 200 ; and

   WHEREAS, Wells Fargo and Company are parties to an Agreement and Plan of Reorganization dated as of July 6, 2000 (the "Reorganization Agreement"), setting forth certain representations, warranties and covenants in connection with the merger provided for herein; and

   WHEREAS, the directors, or a majority of them, of each of the constituent corporations respectively deem it advisable for the welfare and advantage of said corporations and for the best interests of the respective shareholders of said corporations that said corporations merge and that Merger Co. be merged with and into Company, with Company continuing as the surviving corporation, on the terms and conditions hereinafter set forth in accordance with the provisions of the Iowa Business Corporation Act, which statute permits such merger; and

   WHEREAS, it is the intent of the parties to effect a merger which qualifies as a tax-free reorganization pursuant to Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended.

   NOW, THEREFORE, the parties hereto, subject to the approval of the shareholders of Merger Co. and Company, in consideration of the premises and of the mutual covenants and agreements contained herein and of the benefits to accrue to the parties hereto, have agreed and do hereby agree that Merger Co. shall be merged with and into Company pursuant to the laws of the State of Iowa, and do hereby agree upon, prescribe and set forth the terms and conditions of the merger of Merger Co. with and into Company, the mode of carrying said merger into effect, the manner and basis of exchanging the shares of Company Common Stock for shares of common stock of Wells Fargo of the par value of $1-2/3 per share ("Wells Fargo Common Stock"), and such other provisions with respect to said merger as are deemed necessary or desirable, as follows:

   FIRST: At the time of merger (as defined herein), Merger Co. shall be merged with and into Company, one of the constituent corporations, which shall be the surviving corporation, and the separate existence of Merger Co. shall cease and the name of the surviving corporation shall be Brenton Banks, Inc.

   SECOND: The Articles of Incorporation of Company at the time of merger shall be and remain the Articles of Incorporation of the surviving corporation until further amended according to law.

   THIRD: The By-Laws of Company at the time of merger shall be amended as set forth below and, as so amended, shall be the By-Laws of the surviving corporation until amended according to the provisions of the Articles of Incorporation of the surviving corporation or of said By-Laws:

     The first sentence of Section 1 of Article II of the By-Laws shall be amended and restated to read as follows:

      The members of the Board of Directors of the Corporation shall consist of one or more natural persons, who shall be elected by the stockholders at their annual meeting.

   FOURTH: The number of directors of the surviving corporation shall be three and the persons named below shall become the directors of the surviving corporation and shall hold office from the time of merger until their respective successors are elected and qualify:

       James R. Campbell

       Ross J. Kari

       Stanley S. Stroup

   FIFTH: The persons named below shall become the officers of the surviving corporation and shall hold office from the time of merger until their respective successors are elected or appointed and qualify:

       James R. Campbell      President
       Laurel A. Holschuh     Executive Vice President
       Ross J. Kari           Executive Vice President & Treasurer
       Heidi M. Dzieweczynski Vice President
       Robert F. Goodsell     Vice President
       George W. Fehlhaber    Vice President
       Ginny Wahman Betzer    Vice President
       Les L. Quock           Vice President
       Andres Diaz De Rivera  Vice President
       James E. Hanson        Vice President
       Roger J. Saucerman     Vice President
       James A. Horton        Vice President
       Michael E. Newburg     Vice President
       Robert S. Singley      Vice President & Assistant Secretary
       Diana Lea-Kahle        Secretary
       Rachelle M. Graham     Assistant Secretary
       Margaret M. Weber      Assistant Secretary

   SIXTH: The manner and basis of converting the shares of Company Common Stock into whole shares of Wells Fargo Common Stock (and cash in lieu of fractional share interests) shall be as follows:

     1. Each of the shares of Company Common Stock outstanding immediately prior to the time of merger (other than shares as to which statutory dissenters' appraisal rights have been exercised) shall at the time of merger, by virtue of the merger and without any action on the part of the holder or holders thereof, be converted into the right to receive the number of shares of Wells Fargo Common Stock determined by dividing $255,694,000 by the Wells Fargo Measurement Price, and dividing the result thereof by the number of shares of Company Common Stock then outstanding. The "Wells Fargo Measurement Price" is defined as the average of the closing prices of a share of Wells Fargo Common Stock on the New York Stock Exchange only, as reported by Bloomberg, for each of the 15 consecutive trading days ending on the day immediately preceding the meeting of shareholders required by paragraph 4(c) of the Reorganization Agreement.

     2. As soon as practicable after the merger becomes effective, each holder of a certificate which, prior to the effective time of the merger, represented shares of Company Common Stock outstanding immediately prior to the time of merger shall be entitled, upon surrender of such certificate for cancellation to the surviving corporation or to Wells Fargo Bank Minnesota, National Association, as the designated agent of the surviving corporation (the "Agent"), to receive a new certificate representing the number of whole shares of Wells Fargo Common Stock to which such holder shall be entitled on the basis set forth in paragraph 1 above. Until so surrendered each certificate which, immediately prior to the time of merger, represented shares of Company Common Stock shall not be transferable on the books of the surviving corporation but shall be deemed to evidence only the right to receive (except for the payment of dividends as provided below) the number of whole shares of Wells Fargo Common Stock issuable on the basis above set forth; provided, however, until the holder of such certificate for Company Common Stock shall have surrendered the same as above set forth, no dividend payable to holders of record of Wells Fargo Common Stock as of any date subsequent to the effective date of merger shall be paid to such holder with respect to the shares of Wells Fargo Common Stock issuable in connection with the merger, but, upon surrender and exchange thereof as herein provided, there shall be paid by the surviving corporation or the Agent to the record holder of such certificate representing Wells Fargo Common Stock issued in exchange therefor an amount with respect to such shares of Wells Fargo Common Stock equal to all dividends that shall have been paid or become payable to holders of record of Wells Fargo Common Stock between the effective date of merger and the date of such exchange.

     3. If between the date of the Reorganization Agreement and the time of merger, shares of Wells Fargo Common Stock shall be changed into a different number of shares or a different class of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period, then the number of shares of Wells Fargo Common Stock, if any, into which a share of Company Common Stock shall be converted on the basis above set forth, will be appropriately and proportionately adjusted so that the number of such shares of Wells Fargo Common Stock into which a share of Company Common Stock shall be converted will equal the number of shares of Wells Fargo Common Stock which the holders of shares of Company Common Stock would have received pursuant to such reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or stock dividend had the record date therefor been immediately following the time of merger.

     4. No fractional shares of Wells Fargo Common Stock and no certificates or scrip certificates therefor shall be issued to represent any such fractional interest, and any holder of a fractional interest shall be paid an amount of cash equal to the product obtained by multiplying the fractional share interest to which such holder is entitled by the average of the closing prices of a share of Wells Fargo Common Stock as reported by the consolidated tape of the New York Stock Exchange for each of the five
  (5) trading days ending on the date immediately preceding the meeting of shareholders of Company held to vote on the plan of merger.

     5. Each share of Merger Co. Common Stock issued and outstanding at the time of merger shall be converted into and exchanged for one (1) share of the surviving corporation after the time of merger.

   SEVENTH: The merger provided for by this Agreement shall be effective as follows:

     1. The effective date of merger shall be the date on which Articles of Merger (as described in subparagraph 1(b) of this Article Seventh) shall be delivered to and filed by the Iowa Secretary of State; provided, however, that all of the following actions shall have been taken in the following order:

       a. This Agreement shall be approved and adopted on behalf of Merger Co. and Company in accordance with the Iowa Business Corporation Act; and

       b. Articles of merger (with this Agreement attached as part thereof) with respect to the merger, setting forth the information required by the Iowa Business Corporation Act, shall be executed by the President or a Vice President of Merger Co. and by the Secretary or an Assistant Secretary of Merger Co., and by the President or a Vice President of Company and by the Secretary or an Assistant Secretary of Company, and shall be filed in the office of the Iowa Secretary of State in accordance with the Iowa Business Corporation Act.

     2. The merger shall become effective as of 11:59 p.m. (the "time of merger") on the effective date of merger.

   EIGHTH: At the time of merger:

     1. The separate existence of Merger Co. shall cease, and the corporate existence and identity of Company shall continue as the surviving corporation.

     2. The merger shall have the other effects prescribed by Section
  490.1106 of the Iowa Business Corporation Act.

   NINTH: The following provisions shall apply with respect to the merger provided for by this Agreement:

     1. The registered office of the surviving corporation in the State of
  Iowa shall be                , and the name of the registered agent of
  Company at such address is Corporation Service Company.

     2. If at any time the surviving corporation shall consider or be advised that any further assignment or assurance in law or other action is necessary or desirable to vest, perfect or confirm in the surviving corporation the title to any property or rights of Merger Co. acquired or to be acquired as a result of the merger provided for herein, the proper officers and directors of Company and Merger Co. may execute and deliver such deeds, assignments and assurances in law and take such other action as may be necessary or proper to vest, perfect or confirm title to such property or right in the surviving corporation and otherwise carry out the purposes of this Agreement.

     3. For the convenience of the parties and to facilitate the filing of this Agreement, any number of counterparts hereof may be executed and each such counterpart shall be deemed to be an original instrument.

     4. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Iowa.

     5. This Agreement cannot be altered or amended except pursuant to an instrument in writing signed by both of the parties hereto.

     6. At any time prior to the filing of Articles of Merger with the Iowa Secretary of State, subject to the provisions of the Reorganization Agreement this Agreement may be terminated upon approval by the Boards of Directors of either of the constituent corporations notwithstanding the approval of the shareholders of either constituent corporation.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be signed in their respective corporate names by the undersigned officers and their respective corporate seals to be affixed hereto, pursuant to authority duly given by their respective Boards of Directors, all as of the day and year first above written.

                                          BRENTON BANKS, INC.


                                          By: _________________________________

                                          Its: ________________________________

(Corporate Seal)

Attest:

________________________________________
               Secretary

                                          WELLS FARGO BBI MERGER CO.


                                          By: _________________________________

                                          Its: ________________________________

(Corporate Seal)

Attest:

________________________________________
               Secretary

                             Exhibit A-2 to Agreement and Plan of Reorganization

                                 [Form of]
                          AGREEMENT AND PLAN OF MERGER
                                    Between
                                  BRENTON BANK
                              an Iowa corporation
                          (the surviving corporation)
                                      and

                     WELLS FARGO INTERIM BANK BRENTON
                              an Iowa corporation
                            (the merged corporation)

   This Agreement and Plan of Merger (this "Agreement") dated as of           ,
     , between BRENTON BANK, an Iowa banking association (hereinafter sometimes called "Bank" and sometimes called the "surviving corporation") and WELLS FARGO INTERIM BANK BRENTON, an Iowa banking association ("Interim Bank")(said corporations being hereinafter sometimes referred to as the "constituent corporations").

   WHEREAS, Interim Bank, a wholly-owned subsidiary of Wells Fargo & Company ("Wells Fargo"), was incorporated by Articles of Incorporation filed in the
office of the Iowa Secretary of State on        , 200 , and was, effective
following the acquisition of Brenton Banks, Inc. by Wells Fargo, contributed by Wells Fargo to Brenton Banks, Inc., and said corporation is now a corporation subject to and governed by the provisions of the Iowa Banking Act. Interim Bank
has authorized capital stock of          shares of common stock having a par
value of $      per share ("Interim Bank Common Stock"), of which
shares were outstanding as of the date hereof; and

   WHEREAS, Bank was incorporated by Articles of Incorporation filed in the office of the Iowa Secretary of State on December 2, 1971 and said corporation is now a corporation subject to and governed by the provisions of the Iowa Banking Act. Bank has authorized capital stock of 1,000,000 shares of Common
Stock, par value $20 per share ("Bank Common Stock") of which         shares
were outstanding as of             , 200 ; and

   WHEREAS, Wells Fargo, Brenton Banks, Inc. and Bank are parties to an Agreement and Plan of Reorganization dated as of July 6, 2000 (the "Reorganization Agreement"), setting forth certain representations, warranties and covenants in connection with the merger provided for herein; and

   WHEREAS, the directors, or a majority of them, of each of the constituent corporations respectively deem it advisable for the welfare and advantage of said corporations and for the best interests of the respective shareholders of said corporations that said corporations merge and that Interim Bank be merged with and into Bank, with Bank continuing as the surviving corporation, on the terms and conditions hereinafter set forth in accordance with the provisions of the Iowa Banking Act, which statutes permit such merger; and

   WHEREAS, it is the intent of the parties to effect a merger which qualifies as a tax-free reorganization pursuant to Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended.

   NOW, THEREFORE, the parties hereto, subject to the approval of the shareholders of Interim Bank and Bank, in consideration of the premises and of the mutual covenants and agreements contained herein and of the benefits to accrue to the parties hereto, have agreed and do hereby agree that Interim Bank shall be merged with and into Bank pursuant to the laws of the State of Iowa, and do hereby agree upon, prescribe and set forth the terms and conditions of the merger of Interim Bank with and into Bank, the mode of carrying said merger into effect, the manner and basis of exchanging the shares of Bank Common Stock owned by shareholders other than Brenton Banks, Inc. for shares of common stock of Wells Fargo of the par value of $1-2/3 per share

("Wells Fargo Common Stock"), and such other provisions with respect to said merger as are deemed necessary or desirable, as follows:

   FIRST: At the time of merger (as defined herein), Interim Bank shall be merged with and into Bank, one of the constituent corporations, which shall be the surviving corporation, and the separate existence of Interim Bank shall cease and the name of the surviving corporation shall be Brenton Bank.

   SECOND: The Articles of Incorporation of Bank at the time of merger shall be and remain the Articles of Incorporation of the surviving corporation until further amended according to law.

   THIRD: The By-Laws of Bank at the time of merger shall be and remain the By-Laws of the surviving corporation until amended according to the provisions of the Articles of Incorporation of the surviving corporation or of said By-Laws.

   FOURTH: The directors of Interim Bank at the time of merger shall be and remain the directors of the surviving corporation and shall hold office from the time of merger until their respective successors are elected and qualify.

   FIFTH: The officers of Interim Bank at the time of merger shall be and remain the officers of the surviving corporation and shall hold office from the time of merger until their respective successors are elected or appointed and qualify.

   SIXTH: The manner and basis of converting the shares of Bank Common Stock into whole shares of Wells Fargo Common Stock (and cash in lieu of fractional share interests) shall be as follows:

     1. Each of the shares of Bank Common Stock outstanding immediately prior to the time of merger (other than shares owned by Brenton Banks, Inc. or shares as to which statutory dissenters' appraisal rights have been exercised) shall at the time of merger, by virtue of the merger and without any action on the part of the holder or holders thereof, be converted into the right to receive the number of shares of Wells Fargo Common Stock determined by dividing $8,806,000 by the Wells Fargo Measurement Price, and dividing the result thereof by the number of shares of Bank Common Stock then outstanding. The "Wells Fargo Measurement Price" is defined as the average of the closing prices of a share of Wells Fargo Common Stock on the New York Stock Exchange only, as reported by Bloomberg, for each of the 15 consecutive trading days ending on the day immediately preceding the meeting of Brenton Banks, Inc. shareholders required by paragraph 4(c) of the Reorganization Agreement.

     2. As soon as practicable after the merger becomes effective, each holder of a certificate which, prior to the effective time of the merger, represented shares of Bank Common Stock outstanding immediately prior to the time of merger shall be entitled, upon surrender of such certificate for cancellation to the surviving corporation or to Wells Fargo Bank Minnesota, National Association, as the designated agent of the surviving corporation (the "Agent"), to receive a new certificate representing the number of whole shares of Wells Fargo Common Stock to which such holder shall be entitled on the basis set forth in paragraph 1 above. Until so surrendered each certificate which, immediately prior to the time of merger, represented shares of Bank Common Stock shall not be transferable on the books of the surviving corporation but shall be deemed to evidence only the right to receive (except for the payment of dividends as provided below) the number of whole shares of Wells Fargo Common Stock issuable on the basis above set forth; provided, however, until the holder of such certificate for Bank Common Stock shall have surrendered the same as above set forth, no dividend payable to holders of record of Wells Fargo Common Stock as of any date subsequent to the effective date of merger shall be paid to such holder with respect to the shares of Wells Fargo Common Stock issuable in connection with the merger, but, upon surrender and exchange thereof as herein provided, there shall be paid by the surviving corporation or the Agent to the record holder of such certificate representing Wells Fargo Common Stock issued in exchange therefor an amount with respect to such shares of Wells Fargo Common Stock equal to all dividends that shall have been paid or become payable to holders of record of Wells Fargo Common Stock between the effective date of merger and the date of such exchange.

     3. If between the date of the Reorganization Agreement and the time of merger, shares of Wells Fargo Common Stock shall be changed into a different number of shares or a different class of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period, then the number of shares of Wells Fargo Common Stock, if any, into which a share of Bank Common Stock shall be converted on the basis above set forth, will be appropriately and proportionately adjusted so that the number of such shares of Wells Fargo Common Stock into which a share of Bank Common Stock shall be converted will equal the number of shares of Wells Fargo Common Stock which the holders of shares of Bank Common Stock would have received pursuant to such reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or stock dividend had the record date therefor been immediately following the time of merger.

     4. No fractional shares of Wells Fargo Common Stock and no certificates or scrip certificates therefor shall be issued to represent any such fractional interest, and any holder of a fractional interest shall be paid an amount of cash equal to the product obtained by multiplying the fractional share interest to which such holder is entitled by the average of the closing prices of a share of Wells Fargo Common Stock as reported by the consolidated tape of the New York Stock Exchange for each of the five
  (5) trading days ending on the day immediately preceding the meeting of shareholders of Bank held to vote on the plan of merger.

     5. Each share of Bank Common Stock issued and outstanding at the time of merger and owned by Brenton Banks, Inc. shall continue as shares of the surviving corporation after the time of merger.

     6. Each share of Interim Bank Common Stock issued and outstanding at the time of merger shall be converted into and exchanged for 13,239 shares of the surviving corporation after the time of merger

   SEVENTH: The merger provided for by this Agreement shall be effective as follows:

     1. The effective date of merger shall be the date on which Articles of Merger (as described in subparagraph 1(b) of this Article Seventh) shall be delivered to and filed by the Iowa Secretary of State; provided, however, that all of the following actions shall have been taken in the following order:

       a. This Agreement shall be approved and adopted on behalf of Interim Bank and Bank in accordance with the Iowa Banking Act; and

       b. Articles of merger (with this Agreement attached as part thereof) with respect to the merger, setting forth the information required by the Iowa Banking Act, shall be executed by the President or a Vice President of Interim Bank and by the Secretary or an Assistant Secretary of Interim Bank, and by the President or a Vice President of Bank and by the Secretary or an Assistant Secretary of Bank, and shall be filed in the office of the Iowa Secretary of State in accordance with the Iowa Banking Act.

     2. The merger shall become effective as of 11:59 p.m. (the "time of merger") on the effective date of merger.

   EIGHTH: At the time of merger:

     1. The separate existence of Interim Bank shall cease, and the corporate existence and identity of Bank shall continue as the surviving corporation.

     2. The merger shall have the other effects prescribed by Section 1405 of the Iowa Banking Act.

   NINTH: The following provisions shall apply with respect to the merger provided for by this Agreement:

     1. The registered office of the surviving corporation in the State of Iowa shall be 400 Locust Street, Des Moines, Polk County, Iowa 50309.

     2. If at any time the surviving corporation shall consider or be advised that any further assignment or assurance in law or other action is necessary or desirable to vest, perfect or confirm in the surviving corporation the title to any property or rights of Interim Bank acquired or to be acquired as a result of the merger provided for herein, the proper officers and directors of Bank and Interim Bank may execute and deliver such deeds, assignments and assurances in law and take such other action as may be necessary or proper to vest, perfect or confirm title to such property or right in the surviving corporation and otherwise carry out the purposes of this Agreement.

     3. For the convenience of the parties and to facilitate the filing of this Agreement, any number of counterparts hereof may be executed and each such counterpart shall be deemed to be an original instrument.

     4. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Iowa.

     5. This Agreement cannot be altered or amended except pursuant to an instrument in writing signed by both of the parties hereto.

     6. At any time prior to the filing of Articles of Merger with the Iowa Secretary of State, subject to the provisions of the Reorganization Agreement this Agreement may be terminated upon approval by the Boards of Directors of either of the constituent corporations notwithstanding the approval of the shareholders of either constituent corporation.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be signed in their respective corporate names by the undersigned officers and their respective corporate seals to be affixed hereto, pursuant to authority duly given by their respective Boards of Directors, all as of the day and year first above written.

                                          BRENTON BANK


                                          By: _________________________________

                                          Its: ________________________________

(Corporate Seal)

Attest:

________________________________________
               Secretary

                                          WELLS FARGO INTERIM BANK BRENTON

                                          By: _________________________________

                                          Its: ________________________________

(No Corporate Seal)

Attest:

________________________________________
               Secretary

                               Exhibit B to Agreement and Plan of Reorganization

Wells Fargo & Company
Norwest Center
Sixth and Marquette
Minneapolis, MN 55479-1026

Attn: Secretary

Gentlemen:

   I have been advised that I might be considered to be an "affiliate", as that term is defined for purposes of paragraphs (c) and (d) of Rule 145 ("Rule 145") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), of Brenton Banks, Inc., an Iowa corporation ("Company").

   Pursuant to an Agreement and Plan of Reorganization, dated as of         ,
2000, (the "Reorganization Agreement"), between Company, Brenton Bank and Wells Fargo & Company, a Delaware corporation ("Wells Fargo"), it is contemplated that a wholly-owned subsidiary of Wells Fargo will merge with and into Company (the "Merger") and, as a result of such Merger, I will receive in exchange for each share of Common Stock, par value $2.50 per share, of Company ("Company Common Stock") owned by me immediately prior to the Effective Time of the Merger (as defined in the Reorganization Agreement) a number of shares of Common Stock, par value $1 2/3 per share, of Wells Fargo ("Wells Fargo Common Stock"), as more specifically set forth in the Reorganization Agreement.

   I hereby agree as follows:

   I will not offer to sell, transfer or otherwise dispose of any of the shares of Wells Fargo Common Stock issued to me pursuant to the Merger (the "Stock") except (a) in compliance with the applicable provisions of Rule 145, (b) in a transaction that in the opinion of counsel in form and substance reasonably satisfactory to Wells Fargo, which opinion may rely on a "no action" letter obtained by me from the staff of the Securities and Exchange Commission, that such transaction will not violate or is otherwise exempt from the registration requirements of the Securities Act, or (c) in an offering registered under the Securities Act.

   I consent to the endorsement of the certificates representing the Stock issued to me pursuant to the Merger with a restrictive legend which will read substantially as follows:

     "The shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933, as amended (the "Act"), applies, and may be sold or otherwise transferred only in compliance with the limitations of such Rule 145, or upon receipt by Wells Fargo & Company of an opinion of counsel reasonably satisfactory to it that some other exemption from registration under the Act is available, or pursuant to a registration statement under the Act."

   I understand that Wells Fargo's transfer agent shall be given an appropriate stop transfer order and shall not be required to register any attempted transfer of the shares of the Stock unless the transfer has been effected in compliance with the terms of this letter agreement.

   It is understood and agreed that this letter agreement shall terminate and be of no further force and effect and the restrictive legend set forth above shall be removed by delivery of substitute certificates without such legend, and the related stop transfer order shall be lifted forthwith, if (i) any such shares of Stock shall have been registered under the Securities Act for sale, transfer or other disposition by me or on my behalf and are sold, transferred or otherwise disposed of, or (ii) any such shares of Stock are sold in accordance with the provisions of paragraphs (c), (e), (f) and (g) of Rule 144 promulgated under the Securities Act, or (iii) I am not at the time of the disposition of the Stock an affiliate of Wells Fargo and have been the beneficial owner of the Stock for at least one year (or such other period as may be prescribed by the Securities Act, and the rules and regulations promulgated thereunder) and Wells Fargo has filed with the Commission all of the reports it is required to file under the Securities Exchange Act of 1934, as amended, during the preceding twelve months, or (iv) I am not and have not been for at least three months an affiliate of Wells Fargo and have been the beneficial owner of the Stock for at least two years (or such other period as may be prescribed by the Securities Act, and the rules and regulations promulgated thereunder), or
(v) Wells Fargo shall have received an opinion of counsel acceptable to Wells Fargo to the effect that the stock transfer restrictions and the legend are not required.

   I have carefully read this letter agreement and the Reorganization Agreement and have discussed their requirements and other applicable limitations upon my ability to offer to sell, transfer or otherwise dispose of shares of Company Common Stock, Wells Fargo Common Stock or the Stock, to the extent I felt necessary, with my counsel or counsel for Company.

                                          Sincerely,

                                           ____________________________________

                                                                 APPENDIX B

                 [LETTERHEAD OF KEEFE, BRUYETTE & WOODS, INC.]


                                                           October 16, 2000

The Board of Directors
Brenton Banks, Inc.
Suite 200, Capital Square
400 Locust Street
Des Moines, IA 50309

Members of the Board:

  You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to the stockholders of Brenton Banks, Inc. ("Brenton") of the consideration offered in the proposed merger (the "Merger") with Wells Fargo & Company ("Wells Fargo") whereby a wholly-owned subsidiary of Wells Fargo will merge with and into Brenton, pursuant to the Agreement and Plan of Reorganization, dated as of July 6, 2000, (the "Agreement"). Pursuant to the terms of the Agreement, Wells Fargo will exchange a total of $255,694,000 in value of its common stock, par value of $1 2/3 per share, for all shares then outstanding of Brenton common stock, par value of $2.50 per share. The value is based on the 15 day valuation period prior to the special meeting of stockholders of Brenton and, accordingly, the ultimate value of consideration delivered to holders of Brenton common stock at the closing of the Merger may differ from this amount.

  Keefe, Bruyette & Woods, Inc., as part of its investment banking business, is continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, we have experience in, and knowledge of, the valuation of the banking enterprises. In the ordinary course of our business as a broker-dealer, we may, from time to time purchase securities from, and sell securities to, Brenton and Wells Fargo, and as a market maker in securities, we may from time to time have a long or short position in, and buy or sell, debt or equity securities of Brenton and Wells Fargo for our own account and for the accounts of our customers. To the extent we have any such position as of the date of this opinion it has been disclosed to Brenton. We have acted exclusively for the Board of Directors of Brenton in rendering this fairness opinion and will receive a fee from Brenton for our services.

  In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of Brenton and Wells Fargo and the Merger, including among other things, the following: (i) the Agreement; (ii) the Registration Statement on Form S-4 (including the proxy statement for the special meeting of stockholders of Brenton to be held in connection with the Merger) dated October 16, 2000; (iii) the Annual Reports to Stockholders and Annual Reports on Form 10-K for the three years ended December 31, 1999, 1998 and 1997 of Brenton and Wells Fargo; (iv) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Brenton and Wells Fargo and certain other communications from

Brenton and Wells Fargo to their respective stockholders; (v) the call reports for Brenton Bank for the year ended December 31, 1999 and the quarter ended March 31, 2000; and (vi) other financial information concerning the businesses and operations of Brenton and Wells Fargo furnished to us by Brenton and Wells Fargo for purposes of our analysis. We have also held discussions with senior management of Brenton and Wells Fargo regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry. In addition, we have compared certain financial and stock market information for Brenton and Wells Fargo with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the banking industry and performed such other studies and analyses as we considered appropriate.

   In conducting our review and arriving at our opinion, we have relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available and we have not assumed any responsibility for independently verifying the accuracy or completeness of any such information. We have relied upon the management of Brenton and Wells Fargo as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefor) provided to us, and we have assumed that such forecasts and projections reflect the best currently available estimates and judgments of such managements and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such managements. We are not experts in the independent verification of the adequacy of allowances for loan and lease losses and we have assumed, with your consent, that the aggregate allowances for loan and lease losses for Brenton and Wells Fargo are adequate to cover such losses. In rendering our opinion, we have not made or obtained any evaluations or appraisals of the property of Brenton or Wells Fargo, nor have we examined any individual credit files.

   We have considered such financial and other factors as we have deemed appropriate under the circumstances, including, among others, the following:
(i) the historical and current financial position and results of operations of Brenton and Wells Fargo; (ii) the assets and liabilities of Brenton and Wells Fargo; and (iii) the nature and terms of certain other merger transactions involving banks and bank holding companies. We have also taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the banking industry generally. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof.

   Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration offered in the Merger is fair, from a financial point of view, to holders of the Brenton common stock.

                                     Very truly yours,
                                     /s/ KEEFE, BRUYETTE & WOODS, INC.


                                     KEEFE, BRUYETTE & WOODS, INC.

                                                                 APPENDIX C

                 [LETTERHEAD OF KEEFE, BRUYETTE & WOODS, INC.]


                                                           October 16, 2000

The Board of Directors
Brenton Bank
Suite 200, Capital Square
400 Locust Street
Des Moines, IA 50309

Members of the Board:

  You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to the stockholders of Brenton Bank, other than Brenton Banks, Inc. ("Brenton"), of the consideration offered in the proposed merger (the "Merger") with Wells Fargo & Company ("Wells Fargo") whereby a wholly-owned subsidiary of Wells Fargo will merge with and into Brenton and acquire Brenton Bank through the merger of a Wells Fargo bank subsidiary into Brenton Bank, pursuant to the Agreement and Plan of Reorganization, dated as of July 6, 2000, (the "Agreement"). Pursuant to the terms of the Agreement, Wells Fargo will exchange a total of $8,806,000 in value of its common stock, par value of $1 2/3 per share for all shares then outstanding of Brenton Bank common stock (other than shares held by Brenton), par value of $20 per share. The value is based on the 15 day valuation period prior to the special meeting of stockholders of Brenton Bank and, accordingly, the ultimate value of consideration delivered to holders of Brenton Bank common stock may differ from this amount.

  Keefe, Bruyette & Woods, Inc., as part of its investment banking business, is continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, we have experience in, and knowledge of, the valuation of the banking enterprises. In the ordinary course of our business as a broker-dealer, we may, from time to time purchase securities from, and sell securities to, Brenton Bank, Brenton and Wells Fargo, and as a market maker in securities, we may from time to time have a long or short position in, and buy or sell, debt or equity securities of Brenton Bank, Brenton and Wells Fargo for our own account and for the accounts of our customers. To the extent we have any such position as of the date of this opinion it has been disclosed to Brenton Bank. We have acted exclusively for the Board of Directors of Brenton Bank in rendering this fairness opinion and will receive a fee from Brenton Bank for our services.

  In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of Brenton Bank and Wells Fargo and the Merger, including among other things, the following: (i) the Agreement; (ii) the Registration Statement on Form S-4 (including the proxy statement for the special meeting of stockholders of Brenton Bank to be held in connection with the Merger) dated October 16, 2000; (iii) the Annual Reports to Stockholders and Annual Reports on Form 10-K for the three years ended December 31, 1999, 1998 and 1997 of Brenton and Wells Fargo; (iv) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Brenton and Wells Fargo and certain other communications from Brenton and Wells Fargo to their respective stockholders; (v) the call reports for Brenton Bank for the year ended December 31, 1999 and the quarter ended March 31, 2000; and (vi) other financial information concerning the businesses and operations of Brenton and Wells Fargo furnished to us by Brenton Bank, Brenton and Wells Fargo for purposes of our analysis. We have also held discussions with senior management of Brenton Bank, Brenton and Wells Fargo regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry. In addition, we have compared certain financial and stock market information for Brenton Bank, Brenton and Wells Fargo with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the banking industry and performed such other studies and analyses as we considered appropriate.

   In conducting our review and arriving at our opinion, we have relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available and we have not assumed any responsibility for independently verifying the accuracy or completeness of any such information. We have relied upon the management of Brenton Bank, Brenton and Wells Fargo as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefor) provided to us, and we have assumed that such forecasts and projections reflect the best currently available estimates and judgments of such managements and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such managements. We are not experts in the independent verification of the adequacy of allowances for loan and lease losses and we have assumed, with your consent, that the aggregate allowances for loan and lease losses for Brenton Bank, Brenton and Wells Fargo are adequate to cover such losses. In rendering our opinion, we have not made or obtained any evaluations or appraisals of the property of Brenton Bank, Brenton or Wells Fargo, nor have we examined any individual credit files.

   We have considered such financial and other factors as we have deemed appropriate under the circumstances, including, among others, the following:
(i) the historical and current financial position and results of operations of Brenton Bank, Brenton and Wells Fargo; (ii) the assets and liabilities of Brenton Bank, Brenton and Wells Fargo; (iii) the substantial portion of assets and earnings of Brenton attributed by the total assets and earnings of Brenton Bank; and (iv) the nature and terms of certain other merger transactions involving banks and bank holding companies. We have also taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the banking industry generally. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof.

   Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration offered in the Merger is fair, from a financial point of view, to holders (other than Brenton) of the Brenton Bank common stock.

                                     Very truly yours,
                                     /s/ KEEFE, BRUYETTE & WOODS, INC.


                                     KEEFE, BRUYETTE & WOODS, INC.

                                                                      APPENDIX D

                              IOWA CODE ANNOTATED
                          TITLE XII. BUSINESS ENTITIES
               SUBTITLE 2. BUSINESS AND PROFESSIONAL CORPORATIONS
                       CHAPTER 490. BUSINESS CORPORATIONS
                       DIVISION XIII. DISSENTERS' RIGHTS
                                     PART A

490.1301. Definitions for division XIII

   In this division:

   1. "Beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

   2. "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

   3. "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 490.1302 and who exercises that right when and in the manner required by sections 490.1320 through 490.1328.

   4. "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

   5. "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

   6. "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

   7. "Shareholder" means the record shareholder or the beneficial shareholder.

490.1302. Shareholders' right to dissent

   1. A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     a. Consummation of a plan of merger to which the corporation is a party if either of the following apply:

       (1) Shareholder approval is required for the merger by section
    490.1103 or the articles of incorporation and the shareholder is entitled to vote on the merger.

       (2) The corporation is a subsidiary that is merged with its parent under section 490.1104.

     b. Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

     c. Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.

     d. An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it does any or all of the following:

       (1) Alters or abolishes a preferential right of the shares.

       (2) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares.

       (3) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities.

       (4) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights.

       (5) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 490.604.

       (6) Extends, for the first time after being governed by this chapter, the period of duration of a corporation organized under chapter 491 or 496A and existing for a period of years on the day preceding the date the corporation is first governed by this chapter.

     e. Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

   2. A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter is not entitled to challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

490.1303. Dissent by nominees and beneficial owners

   1. A record shareholder may assert dissenters' rights as to fewer than all the shares registered in that shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.

   2. A beneficial shareholder may assert dissenters' rights as to shares held on the shareholder's behalf only if the shareholder does both of the following:

     a. Submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

     b. Does so with respect to all shares of which the shareholder is the beneficial shareholder or over which that beneficial shareholder has power to direct the vote.

490.1320. Notice of dissenters' rights

   1. If proposed corporate action creating dissenters' rights under section
490.1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this part and be accompanied by a copy of this part.

   2. If corporate action creating dissenters' rights under section 490.1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 490.1322.

490.1321. Notice of intent to demand payment

   1. If proposed corporate action creating dissenters' rights under section
490.1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must do all of the following:

     a. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated.

     b. Not vote the dissenting shareholder's shares in favor of the proposed action.

   2. A shareholder who does not satisfy the requirements of subsection 1, is not entitled to payment for the shareholder's shares under this part.

490.1322. Dissenters' notice

   1. If proposed corporate action creating dissenters' rights under section
490.1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 490.1321.

   2. The dissenters' notice must be sent no later than ten days after the proposed corporate action is authorized at a shareholders' meeting, or, if the corporate action is taken without a vote of the shareholders, no later than ten days after the corporate action is taken, and must do all of the following:

     a. State where the payment demand must be sent and where and when certificates for certificated shares must be deposited.

     b. Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received.

     c. Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date.

     d. Set a date by which the corporation must receive the payment demand, which date shall not be fewer than thirty nor more than sixty days after the date the dissenters' notice is delivered.

     e. Be accompanied by a copy of this division.

490.1323. Duty to demand payment

   1. A shareholder sent a dissenters' notice described in section 490.1322 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 490.1322, subsection 2, paragraph "c", and deposit the shareholder's certificates in accordance with the terms of the notice.

   2. The shareholder who demands payment and deposits the shareholder's shares under subsection 1 retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

   3. A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this division.

490.1324. Share restrictions

   1. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 490.1326.

   2. The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

490.1325. Payment

   1. Except as provided in section 490.1327, at the time the proposed corporate action is taken, or upon receipt of a payment demand, whichever occurs later, the corporation shall pay each dissenter who complied with section 490.1323 the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

   2. The payment must be accompanied by all of the following:

     a. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any.

     b. A statement of the corporation's estimate of the fair value of the shares.

     c. An explanation of how the interest was calculated.

     d. A statement of the dissenter's right to demand payment under section 490.1328.

     e. A copy of this division.

490.1326. Failure to take action

   1. If the corporation does not take the proposed action within one hundred eighty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

   2. If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 490.1322 as if the corporate action was taken without a vote of the shareholders and repeat the payment demand procedure.

490.1327. After-acquired shares

   1. A corporation may elect to withhold payment required by section 490.1325 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

   2. To the extent the corporation elects to withhold payment under subsection 1, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 490.1328.

490.1328. Procedure if shareholder dissatisfied with payment or offer

   1. A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under section 490.1325, or reject the corporation's offer under section 490.1327 and demand payment of the fair value of the dissenter's shares and interest due, if any of the following apply:

     a. The dissenter believes that the amount paid under section 490.1325 or offered under section 490.1327 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated.

     b. The corporation fails to make payment under section 490.1325 within sixty days after the date set for demanding payment.

     c. The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

   2. A dissenter waives the dissenter's right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection 1 within thirty days after the corporation made or offered payment for the dissenter's shares.

490.1330. Court action

   1. If a demand for payment under section 490.1328 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

   2. The corporation shall commence the proceeding in the district court of the county where a corporation's principal office or, if none in this state, its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

   3. The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

   4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

   5. Each dissenter made a party to the proceeding is entitled to judgment for either of the following:

     a. The amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation.

     b. The fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under section 490.1327.

490.1331. Court costs and counsel fees

   1. The court in an appraisal proceeding commenced under section 490.1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 490.1328.

   2. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, for either of the following:

     a. Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 490.1320 through 490.1328.

     b. Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

   3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                                                    Exhibit 99.1


                              BRENTON BANKS, INC.

          This Proxy is Solicited on Behalf of the Board of Directors for the Special Meeting to be held on November 30, 2000, Des Moines, Iowa

     The undersigned hereby appoints WILLIAM H. BRENTON, C. ROBERT BRENTON AND JUNIUS C. BRENTON, and each of them, with full powers of substitution, attorney and proxy to represent the undersigned at the Special Meeting of Stockholders of Brenton Banks, Inc. to be held at the Hotel Savery, 4th and Locust Streets, Des Moines, Iowa, at 10:00 a.m., on November 30, 2000, and at any adjournments thereof, and to vote the shares of Brenton Banks, Inc., standing in the name of the undersigned with all powers which the undersigned would possess if he, she or they were personally present.

     The Board of Directors recommends a vote FOR the proposal to approve the Agreement and Plan of Reorganization, dated as of July 6, 2000, by and among Brenton Banks, Inc., Brenton Bank and Wells Fargo & Company and the form of a related Agreement and Plan of Merger to be entered into by and between Brenton and Wells Fargo BBI Merger Co., a wholly-owned subsidiary of Wells Fargo (collectively, the "Merger Agreement").

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal to approve the Merger Agreement.

PLEASE MARK, AND SIGN ON REVERSE SIDE, DATE AND RETURN IN THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------

1. Proposal to approve the Merger Agreement.         For    Against   Abstain
                                                     []        []        []

----------------------------------------------

2. In their discretion, the proxies are
   authorized to vote upon such other business as may properly come before the meeting or any adjournments, postponements, continuations or reschedulings thereof.
   However, no proxy that is voted against
   Proposal 1 will be voted in favor of
   adjournment, postponement, continuation or rescheduling of the meeting for the purpose of allowing additional time to solicit additional votes or proxies in favor of adoption of the Merger Agreement.


I plan to attend this meeting:                       []


        Dated: _________________________, 2000

Signature(s) __________________________

_______________________________________

JOINT OWNERS MUST BOTH SIGN EXACTLY AS SHOWN
HEREON. PLEASE SIGN AND RETURN EACH PROXY
CARD YOU RECEIVE. If you are an
administrator or other fiduciary, please give your full title. Corporations should sign the full corporation name by an authorized officer. A partnership should sign in the partnership name by one of the partners.

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                              FOLD AND DETACH HERE


                            YOUR VOTE IS IMPORTANT!


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
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                                                                    Exhibit 99.2

PROXY                                                                     PROXY

                                 Brenton Bank

               This Proxy is solicited on behalf of the Board of
                Directors for the Special Meeting to be held on
                     November 30, 2000, Des Moines, Iowa.

NOW WHEREFORE, I, the undersigned shareholder of Brenton Bank, Des Moines, Iowa, appoint Steven T. Schuler, CFO/Treasurer/Secretary of Brenton Banks, Inc. as my attorney, with power of substitution, to vote as proxy of the shares of the Bank standing in my name on its books, at the Special Shareholders' meeting of Brenton Bank to be held at the Hotel Savery, 4th and Locust Streets, Des Moines, Iowa at 10:00 a.m. on November 30, 2000, in the manner set forth below:

     1. To approve the Agreement and Plan of Reorganization, dated as of July 6, 2000, by and among Brenton Bank, Brenton Banks, Inc. and Wells Fargo & Company and the form of a related Agreement and Plan of Merger to be entered into by and between Brenton Bank and Wells Fargo Interim Bank Brenton (collectively, the "Merger Agreement").

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                         FOR     AGAINST     ABSTAIN

In the event that no designation is made above, the proxy will be voted FOR the proposal to approve the Merger Agreement.

The Board of Directors recommends a vote FOR Proposal 1.

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournments, postponements, continuations or rescheduling thereof. However, no proxy that is voted against Proposal 1 will be voted in favor of adjournment, postponement, continuation or rescheduling of the meeting for the purpose of allowing additional time to solicit additional votes or proxies in favor of adoption of the Merger Agreement.

In witness whereof, I set my name this __________ day of ________________, 2000.

By:
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   (Signature of Shareholder)


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   (Print Name)